                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              EL PASO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        paid previously. Identify the previous filing by registration statement
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

(EL PASO LOGO)

Dear El Paso Stockholder:

     We cordially invite you to attend our 2003 Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, June 17, 2003, beginning at 2:00 p.m. (local/Central time) at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010. We have attached a notice of the Annual Meeting and a Proxy Statement that describes the business to be transacted at the Annual Meeting.

     At this year's Annual Meeting, you will be asked to vote on the election of directors, ratification of PricewaterhouseCoopers LLP's appointment as independent accountants, two amendments to our Restated Certificate of Incorporation, and three stockholder proposals.

     Selim K. Zilkha, who is working closely with Oscar S. Wyatt, Jr., has announced that he intends to ask you to vote on a series of proposals that would allow him to take over our Board of Directors by replacing all of our highly qualified and experienced directors with the Zilkha/Wyatt slate of nine designees, including himself.

     Our directors are committed to executing our operational and financial plan. Together with management, our Board is working to ensure that we continue the progress we have been making to strengthen and simplify our balance sheet, to maximize our liquidity, to reduce our expenses, and to sell non-core assets, while focusing on preserving and enhancing the value of our strong core businesses.

     We have engaged in a process designed to assure continuity while effecting measured change in the composition of our Board of Directors by adding four new independent directors with substantial management expertise in the oil and gas exploration and production industry. At the same time, three of our current directors are not standing for re-election at the Annual Meeting. In addition, the Board is conducting a careful process to select the best candidate for the position of Chief Executive Officer of El Paso Corporation.

     Despite the progress we have made, there is still much more to do. We believe the combined expertise of our nominees in the energy industry, finance, academia and the law, and the mix of new directors and directors with detailed knowledge of El Paso, will create a Board of Directors that is particularly well equipped to oversee the execution of our operational and financial plan, and to help us achieve our long-term goals. We believe that during this critical period the wholesale change in El Paso's Board of Directors proposed by Zilkha/Wyatt, and the changes to senior management that we believe may result, are not in the best interests of stockholders.

     We urge you to vote for your Board's nominees, to reject the Zilkha/Wyatt proposals, and to NOT sign any blue proxy card they may send you. Please be assured that your Board will continue to act in the best interests of all of our stockholders.

     Your vote is important. Please vote in favor of your Board's nominees by signing and returning the enclosed WHITE proxy card as soon as possible, whether or not you plan to attend the Annual Meeting.

                                                        Sincerely,

                                                 /s/ RONALD L. KUEHN, JR.
                                                   Ronald L. Kuehn, Jr.
                                                  Chairman of the Board,
                                               and Chief Executive Officer

Houston, Texas
May 9, 2003

                              EL PASO CORPORATION
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002

                 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 17, 2003

     On Tuesday, June 17, 2003, El Paso Corporation will hold its 2003 Annual Meeting of Stockholders at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010. The Annual Meeting will begin at 2:00 p.m. (local/Central time).

     Only El Paso stockholders who owned shares of common stock at the close of business on May 2, 2003, the record date, are entitled to notice of and entitled to vote at the Annual Meeting or any adjournments that may take place. At the Annual Meeting you will be asked to take action and consider proposals:

        1. To elect twelve directors, each to hold office for a term of one year;

        2. To ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants to audit El Paso's financial statements for the fiscal year ending December 31, 2003;

        3. To amend our Restated Certificate of Incorporation to eliminate
           Article 12, containing a "fair price" provision; and

        4. To amend our Restated Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock.

     We will also attend to any other business properly presented at the Annual Meeting. In that connection, we have received notice from Selim K. Zilkha that he intends to nominate nine designees, including himself, for election to our Board of Directors and to bring before the Annual Meeting the following additional proposals:

        5. To amend our By-laws to fix the number of directors at nine;

        6. To amend our By-laws to delete the advance notice provisions applicable to nominations of persons for election as directors;

        7. To amend our By-laws to repeal any changes made to our By-laws after November 7, 2002; and

        8. To set out a sequence for the presentation of proposals at the Annual Meeting.

     Additional information regarding these proposals is contained in the attached Proxy Statement.

     You may also vote on three proposals submitted by stockholders if they are presented at the Annual Meeting. These proposals are described in the attached Proxy Statement.

                                            By Order of the Board of Directors

                                                   /s/ David L. Siddall
                                                     David L. Siddall
                                                   Corporate Secretary

Houston Texas
May 9, 2003

THIS ANNUAL MEETING IS OF PARTICULAR IMPORTANCE TO ALL EL PASO STOCKHOLDERS IN LIGHT OF THE ATTEMPT BY SELIM K. ZILKHA TO TAKE OVER YOUR BOARD OF DIRECTORS BY REPLACING ALL OF YOUR DIRECTORS WITH THE ZILKHA/WYATT SLATE OF NINE DESIGNEES. YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK YOU OWN, WE URGE YOU TO VOTE IN FAVOR OF THE NOMINEES OF YOUR BOARD OF DIRECTORS BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD.

WE STRONGLY URGE YOU NOT TO SIGN ANY BLUE PROXY CARD THAT MAY BE SENT TO YOU BY ZILKHA/WYATT. IF YOU HAVE PREVIOUSLY RETURNED A BLUE PROXY CARD, YOU MAY CHANGE ANY VOTE YOU MAY HAVE CAST IN FAVOR OF THE ZILKHA/WYATT PROPOSALS AND VOTE IN FAVOR OF THE ELECTION OF EL PASO'S NOMINEES, BY SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING ENVELOPE. ANY SIGNED BLUE PROXY CARD YOU RETURN -- EVEN IF IT REFLECTS VOTES "AGAINST" ZILKHA/WYATT
PROPOSALS -- WILL CANCEL ANY VOTES REFLECTED ON ANY WHITE PROXY CARD YOU MAY HAVE PREVIOUSLY RETURNED. THE PROPERLY EXECUTED PROXY CARD YOU SUBMIT WITH THE LATEST DATE WILL BE THE ONE HONORED. WE URGE YOU TO DISREGARD ANY BLUE PROXY CARD SENT TO YOU. SEE OUR QUESTION AND ANSWER SECTION FOR INFORMATION ON HOW TO VOTE BY PROXY CARD, HOW TO REVOKE A PROXY, AND HOW TO VOTE SHARES IN PERSON AT THE ANNUAL MEETING.

IF YOU HAVE ANY QUESTIONS ABOUT THE VOTING OF YOUR SHARES, PLEASE CONTACT MACKENZIE PARTNERS, INC. TOLL FREE AT (800) 322-2885 OR BY E-MAIL AT PROXY@MACKENZIEPARTNERS.COM.

                                IMPORTANT NOTICE

     IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND ARE A STOCKHOLDER OF RECORD, BRING WITH YOU A FORM OF GOVERNMENT-ISSUED PERSONAL IDENTIFICATION TO THE ANNUAL MEETING. IF YOU OWN STOCK THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU WILL NEED PROOF OF OWNERSHIP AS OF THE RECORD DATE TO ATTEND THE ANNUAL MEETING. PLEASE SEE PAGE 14 FOR MORE INFORMATION ON WHAT DOCUMENTS YOU WILL NEED FOR ADMISSION TO THE ANNUAL MEETING. NO CAMERAS, RECORDING EQUIPMENT OR OTHER ELECTRONIC DEVICES WILL BE ALLOWED IN THE MEETING ROOM. IF YOU DO NOT PROVIDE PHOTO IDENTIFICATION OR COMPLY WITH THE OTHER PROCEDURES OUTLINED ABOVE UPON REQUEST, YOU MAY NOT BE ADMITTED TO THE ANNUAL MEETING.

                              EL PASO CORPORATION
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002

                                PROXY STATEMENT

               2003 ANNUAL MEETING OF STOCKHOLDERS JUNE 17, 2003

     Our Board of Directors is furnishing you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2003 Annual Meeting of Stockholders of El Paso Corporation. The Annual Meeting will be held at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010, on Tuesday, June 17, 2003 at 2:00 p.m. (local/Central time). The proxies also may be voted at any adjournments or postponements of the Annual Meeting.

     This Proxy Statement, the notice of Annual Meeting and the enclosed WHITE proxy card are being mailed to stockholders beginning on or about May 12, 2003. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the Annual Meeting. Each person who is an El Paso stockholder of record at the close of business on May 2, 2003, the record date, is entitled to vote at the Annual Meeting, or at adjournments or postponements of the Annual Meeting.

                                   BACKGROUND

     On February 18, 2003, Selim K. Zilkha, who is working closely with Oscar S. Wyatt, Jr., delivered a letter to El Paso notifying us of his intention to nominate nine of his designees for election to our Board of Directors at our Annual Meeting and to bring before the Annual Meeting four additional proposals. That day, Mr. Zilkha also publicly announced his intention to solicit proxies from El Paso's stockholders to replace El Paso's entire Board of Directors with a slate of nine nominees, including Mr. Zilkha.

     On March 11, 2003, Mr. Zilkha filed a preliminary proxy statement with the Securities and Exchange Commission in connection with his solicitation. In this proxy statement, Mr. Zilkha stated that it would not be appropriate for Zilkha/Wyatt to adopt a business plan or strategy until election of their nominees, because they do not have the information to develop a detailed business plan or strategy. On April 25, 2003, Zilkha/Wyatt filed a revised preliminary proxy statement with the SEC. In this document and in their subsequently revised proxy statements, Zilkha/Wyatt disclosed a new management plan for El Paso (apparently abandoning their previously announced plan to have a four-person management committee run El Paso on an interim basis). Once again, however, Zilkha/Wyatt offered no detailed business plan. Instead, Zilkha/Wyatt offered only a series of generalizations about their plans for El Paso, including focusing on core assets, exiting non-core assets, achieving cost reductions, establishing operational and financial targets, reducing leverage, and refinancing debt. El Paso and its Board of Directors and management do have a detailed plan, which is based upon facts and in-depth knowledge of El Paso. Since December 2001, we have been repositioning El Paso to address the challenges facing the company and our industry. We have developed and are implementing a disciplined operational and financial plan for 2003.

                       OUR OPERATIONAL AND FINANCIAL PLAN

THE FIVE KEY PRINCIPLES OF OUR PLAN

     Our operational and financial plan is a continuation of the repositioning we commenced in December 2001 and provides for the decisive actions that will continue to increase our financial flexibility and allows us to meet the challenges facing our business and our industry. The five key principles on which our plan is based are:

     - Preserving and enhancing the value of our core pipeline, production, and midstream businesses;

     - Divesting non-core businesses (including the energy trading business) quickly, but prudently;

     - Strengthening and simplifying our balance sheet while maximizing liquidity;

     - Aggressively pursuing additional cost reductions and business efficiencies; and

     - Working diligently to resolve litigation and regulatory matters.

EL PASO'S SIGNIFICANT PROGRESS IN IMPLEMENTING ITS PLAN

     We have made considerable progress in executing each of the five key areas of our operational and financial plan through the date of this Proxy Statement:

  1.  PRESERVING AND ENHANCING THE VALUE OF OUR CORE BUSINESSES

     We continue to invest in our core businesses to maintain our leadership positions in these businesses. We have assembled America's leading natural gas franchise and the largest natural gas pipeline network in the United States. We are rich in assets and fully integrated across the natural gas value chain. Our capital expenditure plan reflects our commitment to our core businesses, with 87% of our 2003 capital expenditures devoted to our pipeline and production businesses.

     We have substantially reduced our anticipated capital expenditures to $2.6 billion for 2003, which represents a decrease of 35% from 2002 and a 54% decrease from 2001.

     At the same time, we continue to review all proposed capital expenditures to ensure that the objective of enhancing and preserving the value of our core businesses is balanced with near- and intermediate-term capital needs.

  2.  DIVESTING NON-CORE BUSINESSES QUICKLY, BUT PRUDENTLY

     We are on schedule with our stated plan to divest non-core assets. We have increased our 2003 non-core asset sale program to $3.4 billion from the $2.9 billion we originally planned. As of the date of this Proxy Statement, we have signed agreements for or closed approximately 67%, or approximately $2.3 billion, of the $3.4 billion of asset sales we expect in 2003. The proceeds from these sales will allow us to maximize our liquidity, improve our financial flexibility, and focus on preserving and enhancing the value of our core businesses. We have already completed the following transactions:

     - In January 2003, we closed $333 million of asset sales, including the sale of our 50% interest in CE Generation L.L.C., our remaining coal operations and our natural gas gathering systems in Wyoming.

     - In late February 2003, we completed the sale of our Corpus Christi refinery, our South Texas refined petroleum product pipeline and our Florida petroleum terminals and tug and barge operations, for a total of approximately $444 million.

     - We have continued the process of exiting the energy trading business in an orderly manner by selling our European natural gas trading book. We have received proceeds of over $82 million, including the recovery of cash collateral, in connection with this transaction.

     - In March 2003, we sold our Mid-Continent natural gas and oil reserves to Chesapeake Energy Corporation for $500 million. We also sold oil and gas properties in the San Juan Basin for $138 million, our remaining ownership interest in the Alliance Pipeline for $24.4 million, and our Alberta area oil and natural gas assets, production facilities and gas plants for $36.1 million. We also sold various other assets, including our interest in the ECK Generating project in Prague, Czech Republic, for a total of $78 million.

     - In April we have completed asset sales of $65 million, including the sale of our interest in Enerplus Global Energy Management Company.

     The following sales are currently under contract:

     - During April 2003, we entered into an agreement to sell our interest in East Coast Power, L.L.C. for $456 million. We have also entered into an agreement to sell our North Louisiana and Mid-Continent field service assets for $120 million. We have additional asset sales under contract for another $79 million.

     During April 2003, we also signed a letter of intent to sell our Eagle Point refinery and related pipeline assets for $130 million plus the fair market value of inventory on hand.

     We must complete the sales currently under contract and an additional $1.1 billion of non-core asset sales in order to achieve our objective of $3.4 billion in non-core asset sales for 2003. We are continuing to move forward with additional transactions to meet this goal. The remaining sales will come principally from assets within our petroleum and power businesses.

  3.  STRENGTHENING AND SIMPLIFYING OUR BALANCE SHEET WHILE MAXIMIZING LIQUIDITY

     We are aggressively moving to improve our balance sheet and our liquidity to increase our financial flexibility.

     - In early March 2003, two of our pipeline subsidiaries, Southern Natural Gas (SNG) and ANR Pipeline, completed offerings of seven-year notes totaling $700 million: $400 million by SNG at a fixed rate of 8 7/8% and $300 million by ANR Pipeline at a fixed rate of 8 7/8%.

     - On March 13, 2003, we closed a $1.2 billion secured term loan that was used in part to retire our Trinity River financing. The Trinity River financing was due to amortize in monthly installments aggregating $980 million between April 2003 and April 2004. The term loan is payable in installments of $300 million in each of June and September 2004 and $600 million in March 2005. Accordingly, this transaction allowed us to defer $980 million of debt repayments until June 2004, at which time the term loan will begin to amortize.

     - On March 17, 2003, we retired $1 billion of notes issued in connection with our Electron power financing.

     - In mid-April, we entered into a $3 billion secured revolving credit facility maturing in June 2005, replacing our previous $3 billion revolving credit facility.

     - In mid-April, we restructured the approximately $750 million remaining preferred interests in our Clydesdale financing as a secured term loan that will amortize in equal quarterly amounts over the next two years.

     - We are working to recover, as promptly as practicable, substantial amounts of the cash collateral currently committed to our trading, petroleum and other businesses.

     - The debt repayments, minority interest redemptions, and other financing obligations we have paid in 2003 have resulted in a reduction in the amount of credit facilities available to El Paso. However, although our liquidity fluctuates on a day-to-day basis, as of April 29, 2003, the aggregate amount of funds available to El Paso under its credit facilities and available cash of El Paso was approximately $3.1 billion, or substantially the same liquidity as at December 31, 2002. We expect that these available funds and cash generated by our on-going operations will allow us to repay the approximately $1.4 billion of our debt scheduled to mature in the remaining part of 2003 (not including $200 million of notes of our subsidiary, El Paso Natural Gas Company, scheduled to mature in 2003) and the approximately $1.8 billion of our debt scheduled to mature in 2004. We expect to refinance the El Paso Natural Gas Company notes referred to above. Accordingly, we believe we will have sufficient liquidity to meet our cash requirements for 2003 and 2004.

  4.  AGGRESSIVELY PURSUING ADDITIONAL COST REDUCTIONS AND BUSINESS EFFICIENCIES

     We have an ongoing program to reduce operating expenses through head-count reductions and other cost-saving measures.

     - In 2002, we reduced annual expenses by approximately $300 million.

     - We are on target for achieving at least an additional $150 million in cost reductions and business efficiencies in 2003. We expect $75 million to be realized from reductions in corporate expenses as a result of, among other things, head-count reduction and reductions in information technology expenditures, corporate charitable contributions and other expenditures. We expect the remaining $75 million to come from reduced expenses and revenue enhancements reflected in the 2003 budgets of our business units. We are currently on track to achieve these budgeted reductions and enhancements in 2003.

     - We are undertaking a top-to-bottom analysis of El Paso to achieve substantial further cost reductions. We are committed to reducing expenses and designing the most cost-efficient structure possible for our businesses. We are targeting at least $250 million of additional pre-tax cost savings and business efficiencies, beyond the $150 million referred to above, by the end of 2004. We expect this amount to be realized through corporate expense reductions, and cost savings and revenue enhancements at the business unit level.

  5.  WORKING DILIGENTLY TO RESOLVE LITIGATION AND REGULATORY MATTERS

     - On March 20, 2003, we reached an agreement in principle to resolve the principal litigation and claims against us relating to the sale or delivery of natural gas and/or electricity to or in several western states from September 1996 to the date of the agreement in principle. The settlement is subject to the negotiation of definitive settlement documents and review and approval of the settlement by the courts and the Federal Energy Regulatory Commission (FERC).

     - This settlement will help resolve the uncertainties that have surrounded us in the market over the past few years relating to these issues. With these issues behind us, we will be able to devote our full energies to executing the remaining elements of our operational and financial plan.

     - The settlement was crafted to minimize current demands on our liquidity, and resulted in an after-tax charge of $644 million (approximately $900 million pre-tax) in the fourth quarter of 2002.

     - On March 26, 2003, El Paso Merchant Energy (EPME), one of our business units, concluded a settlement with the Commodities Futures Trading Commission (CFTC) relating to the inaccurate reporting of information on natural gas trades to energy industry publications, without admitting or denying the CFTC's findings. Under the terms of the settlement, EPME paid $10 million and is required to pay an additional $10 million within three years.

     - Although the western states settlement will cover our most significant litigation and regulatory issues, El Paso is subject to a variety of other litigation and regulatory matters, including litigation relating to the western states, that is not covered by the agreement in principle. The material legal proceedings and regulatory matters to which we are subject are disclosed in our periodic reports filed with the SEC. As of December 31, 2002, we had approximately $1,040 million accrued for all outstanding legal and regulatory matters. We establish accruals when we determine that an unfavorable outcome to one of our legal matters is probable and can be estimated. We are continuing to work diligently to resolve material litigation and regulatory matters.

     Our operational and financial plan is a continuation of the repositioning we commenced in December 2001, when we responded aggressively to the tumultuous changes in our industry. These changes have negatively affected not only El Paso but also many others in the energy business.

In the period from December 2001 through the end of 2002, we:

     - Closed $3.9 billion of non-core asset sales;

     - Secured a new $3 billion revolving credit facility with a term-out option to May 2004; and

     - Issued approximately $2.5 billion of equity and equity-linked securities.

     We also initiated an orderly exit from our energy trading business and removed ratings triggers on $4 billion in debt securities.

     Although we have accomplished a significant amount since December 2001, our Board of Directors recognizes that there is still much more to be achieved. As we move forward with our operational and financial plan, we will continue to be responsive to the industry environment. We will remain flexible and will seek to optimize the execution of our plan to deliver the value inherent in El Paso.

                              CORPORATE GOVERNANCE

     As we have continued to execute our operational and financial plan, we have also taken steps to strengthen our corporate governance.

OUR NOMINEES

     - We have engaged in a process designed to assure continuity, while effecting measured change, in the composition of our Board of Directors, adding four new independent directors this year with substantial management expertise in the oil and gas exploration and production industry. These four new independent directors are:

        - James L. Dunlap, former Vice Chairman, President and Chief Operating Officer of Ocean Energy/United Meridian Corporation responsible for exploration and production and the development of the international exploration business, who is also serving on our Compensation and Governance Committees.

        - Robert W. Goldman, former Senior Vice President, Finance and Chief Financial Officer of Conoco Inc., who is also serving on our Audit and Finance Committees.

        - J. Michael Talbert, Chairman and former Chief Executive Officer of Transocean Inc., and former President and Chief Executive Officer of Lone Star Gas Company, who is also serving on our Compensation and Finance Committees.

        - John Whitmire, Chairman of CONSOL Energy, Inc., former Executive Vice President of Phillips Petroleum Company responsible for worldwide exploration and production and former Chairman and Chief Executive Officer of Union Texas Petroleum Holdings, Inc., who is also serving on our Compensation Committee.

        - Each of these directors is independent under the currently proposed listing standards of the New York Stock Exchange (NYSE). Under these standards, to be considered independent, a director may have no material relationship with El Paso.

     - With respect to our nominees for election at the Annual Meeting:

        - All but one of our twelve nominees are independent under the proposed NYSE standards.

        - Eleven have substantial experience serving on public company boards, as evidenced by their years of service as directors of public companies, service on multiple public company boards, or both. The boards of directors of which our nominees are currently members are listed on pages 22 through 25.

        - Five have extensive management and operating experience in the energy industry.

        - Four hold or have held positions as Chairman, President or Chief Executive Officer of a NYSE-listed company.

        - Our nominees have operating experience at more than a dozen energy industry companies, including Conoco, CONSOL Energy, Lone Star Gas, Ocean Energy/United Meridian, Phillips, Shell Oil Company, Sonat Inc., Texaco, Inc., Transocean, and Union Texas Petroleum.

        - Four joined our Board this year, four are prior members of the board of directors of The Coastal Corporation (which we acquired in 2001), and two are prior members of the board of directors of Sonat (which we acquired in 1999).

     - We believe that the combined expertise of our nominees in the energy industry, finance, academia and the law, and the mix of new directors and directors with detailed knowledge of El Paso, will create a Board that is particularly well equipped to help us achieve our long-term goals. Our nominees are leaders in their respective fields. Their complementary knowledge and skills will add tremendous value to El Paso. Under their objective and independent leadership, we will be well positioned to execute our operational and financial plan while substantially enhancing the value of our core businesses.

     - Three of our current directors, Byron Allumbaugh, James F. Gibbons and William A. Wise, will not be standing for re-election at the Annual Meeting.

LEAD DIRECTOR

     - In September 2002, we designated Ronald L. Kuehn, Jr., a highly experienced pipeline and exploration and production executive who spent 15 years as Chief Executive Officer of Sonat, as Lead Director. Upon Mr. Kuehn's appointment as our Chairman and Chief Executive Officer in March 2003, John M. Bissell, an independent director and former member of the board of Coastal, was designated to succeed Mr. Kuehn as Lead Director.

CEO TRANSITION

     - In March 2003, we announced the departure of William A. Wise as our Chairman and Chief Executive Officer and his replacement in those capacities by Mr. Kuehn.

     - The Board is conducting a careful process to select the best candidate for the position of Chief Executive Officer of El Paso. The Board has established an internal CEO search committee consisting of Mr. Kuehn and three independent directors, John M. Bissell (Chairman), Juan Carlos Braniff and Joe B. Wyatt and has engaged Spencer Stuart, a leading executive search firm, to facilitate this process.

OUR CORPORATE GOVERNANCE POLICIES

     - We have adopted corporate governance policies that meet or exceed all of the requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC, and the proposed amendments to NYSE standards. Our Corporate Governance Guidelines, attached as Exhibit E, have been developed taking into account not only legal and regulatory requirements but also current corporate governance best practices.

        - Eleven of our twelve director nominees meet the independence standards of the NYSE and applicable law. Our Corporate Governance Guidelines require that a minimum of 75% of our directors be non-management directors.

        - Since September 2002, in accordance with our Corporate Governance Guidelines, we have had a Lead Director to lead sessions of the Board of Directors without management. The Board regularly meets without management directors, as contemplated by the proposed listing standards of the NYSE. Our Corporate Governance Guidelines require such meetings at least twice a year.

        - Under our Corporate Governance Guidelines, our directors cannot serve on the boards of more than four other public companies and directors are required to attend a full-day program of continuing board education at least once every two years.

        - As required under its charter, our Audit Committee consists solely of directors who meet the heightened independence requirements for audit committee members required by the Sarbanes-Oxley Act to be reflected in the NYSE's listing standards and the NYSE's financial literacy standards. The Committee includes an "audit committee financial expert" within the meaning of the Sarbanes-Oxley Act and applicable SEC rules. Under our Corporate Governance Guidelines, members of the Audit Committee cannot serve on more than two other audit committees.

        - Our Compensation and Governance Committees consist solely of independent directors in accordance with the proposed listing standards of the NYSE. The charters of these Committees require that all members be independent in accordance with rules adopted by the NYSE, subject to applicable phase-in-periods.

        - Our Corporate Governance Guidelines and the charters of each of our standing committees, copies of which are attached to this Proxy Statement, are publicly available and, in accordance with our Corporate Governance Guidelines, each committee is authorized to engage its own advisors and counsel.

        - Our Corporate Governance Guidelines have a mandatory age limit that precludes existing directors standing for re-election in the year following their 73rd birthday. Although this provision does not legally prohibit the election of a director who is over the mandatory age limit, we note that the age of two of the Zilkha/Wyatt nominees, including Mr. Zilkha, exceeds this limit.

        - Our Corporate Governance Guidelines contain minimum stock ownership requirements for directors and executive officers.

        - We have no staggered board and no rights plan or "poison pill," and we propose to eliminate the "fair price" supermajority provision in our Restated Certificate of Incorporation at the Annual Meeting.

     - We believe these policies place us in the vanguard of corporate governance best practices. Our corporate governance policies are implemented by our Board of Directors and Governance Committee and are embodied in our Corporate Governance Guidelines and, to the extent applicable to Committees of our Board, the relevant Board Committee Charters. The policies reflected in our Corporate Governance Guidelines and Board Committee Charters are treated as binding by our Board of Directors and Governance Committee, although to the extent permitted by law and applicable NYSE listing requirements, our Board may make amendments to, and grant waivers under, these Guidelines and Charters. Also, with respect to policies required by law or applicable NYSE listing requirements, failure to comply with these policies may result in fines, penalties or other civil sanctions or, in the case of a violation of NYSE listing requirements, a public reprimand from the NYSE or delisting.

                         THE ZILKHA/WYATT PROXY CONTEST

     Selim K. Zilkha, who is working closely with Oscar S. Wyatt, Jr., is proposing to replace our entire Board with a slate of nine designees, including himself. Mr. Zilkha served as a director of El Paso from October 1999 until January 2001 and as an advisory director of El Paso from January 2001 until June 2002. In documents filed with the SEC, Mr. Zilkha has proposed a slate of nominees, but as of the date of this Proxy Statement Messrs. Zilkha and Wyatt have neither offered a detailed business plan upon which to elect the Zilkha/Wyatt nominees, nor provided specific objections to El Paso's Board and management's detailed operational and financial plan. As described above, we believe we have made impressive progress implementing this plan. Mr. Zilkha stated, in the initial preliminary proxy statement he filed with the SEC, that he will not be in a position to propose a business plan until after his nominees are elected and have had the opportunity to familiarize themselves with El Paso, and to date Zilkha/Wyatt have offered no business plan or strategy beyond a series of generalizations about their plans for El Paso. Originally, Zilkha/Wyatt proposed that, until the selection by the new Board of a new Chief Executive Officer, El Paso be run by a committee of four of the Zilkha/Wyatt director nominees. In their April 25 and subsequently revised preliminary proxy statements,

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

Zilkha/Wyatt apparently abandoned this management plan in favor of a new management structure under which two of the Zilkha/Wyatt nominees would serve as Chairman and Chief Executive Officer, respectively.

     We believe the Zilkha/Wyatt proxy campaign is not in the best interests of the stockholders of El Paso. This is a critical period for El Paso, during which we are continuing to move forward with the negotiation and execution of numerous financing, asset sale and other transactions that are necessary to meet the key objectives of our operational and financial plan. We believe that continuity of knowledge and direction is critical and that a wholesale change in our Board of Directors would adversely affect the execution of our plan and would threaten the achievement of these objectives. Accordingly, the Board of Directors strongly recommends that you reject the Zilkha/Wyatt attempt to take over your Board.

     Over the past few months, we have tried to avoid this counterproductive proxy contest. We have sought to engage Mr. Zilkha in a number of dialogues to address his concerns and have held a number of meetings with Mr. Zilkha and his advisors. After Mr. Zilkha voluntarily relinquished his role as an advisory director of El Paso in June 2002 in order to be free from limitations on his personal sales of shares of El Paso's common stock, our Board of Directors offered Mr. Zilkha the opportunity to rejoin our Board of Directors. Mr. Zilkha rejected that opportunity. We also offered Mr. Zilkha an opportunity to participate in our process of identifying individuals to be added to our Board of Directors. Mr. Zilkha rejected that opportunity as well. In recent months, in addition to his repeated demands for the removal of William A. Wise, El Paso's recently departed CEO, Mr. Zilkha made a series of escalating demands for representation on El Paso's Board, at one time suggesting the replacement of two or three directors with his nominees, on other occasions proposing the replacement of five directors, and finally insisting that the only way to avoid a proxy contest would be for El Paso's directors to appoint all of his nominees and then immediately resign.

     Mr. Zilkha has criticized a number of transactions and investments previously undertaken by El Paso. Mr. Zilkha served as a director of El Paso from October 1999 until January 2001 and as an advisory director of El Paso from January 2001 until June 2002. In these positions, Mr. Zilkha was involved in the review and approval of many of the transactions that have been objects of Mr. Zilkha's recent criticisms. In fact, Mr. Zilkha voted to approve all decisions made by our Board when he was a director of El Paso and did not dissent from a single decision made by our Board when he was an advisory director. While Mr. Zilkha was a director or advisory director, our Board approved a variety of financing transactions (including our Electron, Clydesdale and Trinity River financings) and acquisitions (including the Coastal merger), investments in the energy trading and merchant energy business, power restructuring transactions, liquid natural gas operations, telecommunications investments and international projects in furtherance of El Paso's then-existing strategy in those areas.

     Notwithstanding the significant progress we have made implementing our operational and financial plan, the departure of Mr. Wise, our commitment to complete a careful process to select the best-qualified CEO candidate, and our repeated efforts to reach out to Mr. Zilkha, Messrs. Zilkha and Wyatt have chosen to move forward with their campaign to replace all of our directors with their slate of nine designees, including Mr. Zilkha. During this critical period in the execution of our operational and financial plan, we believe that continuity, stability, and the experience and detailed knowledge of El Paso and our business relationships that our Board and management possess are especially vital. We believe that our stockholders would not be well served by replacing El Paso's Board nominees, and its existing management, with individuals who lack a detailed knowledge of and experience with El Paso.

ZILKHA/WYATT'S PROPOSALS OFFER NO DETAILED BUSINESS PLAN OR STRATEGY

     According to the preliminary proxy statement that Mr. Zilkha filed with the SEC on March 11, 2003:

     - Zilkha/Wyatt have no detailed business plan or strategy for El Paso.

     - Zilkha/Wyatt have stated that it would be inappropriate for them to adopt a plan or strategy unless their nominees are elected because they do not have adequate information about El Paso to adopt such a plan or strategy.

     - The Zilkha/Wyatt nominees need an unspecified amount of time if elected to obtain information about El Paso's business and financial affairs.

     - The Zilkha/Wyatt nominees will not develop and implement a business strategy until their process for obtaining information is completed and a new Chief Executive Officer is selected.

     - During this education process, and until a Chief Executive Officer is hired, a committee of four Zilkha/Wyatt nominees will collectively have responsibility for El Paso's day-to-day operations.

     According to the revised preliminary proxy statements that Mr. Zilkha filed with the SEC on and subsequent to April 25, 2003:

     - Zilkha/Wyatt have now abandoned their proposed four-person management committee and are now proposing that John J. Murphy and Stephen D. Chesebro' serve as Chairman and Chief Executive Officer, respectively, of El Paso (the third management structure for El Paso proposed by Mr. Zilkha since last August, when he suggested that he and his son be elected as Chairman and Chief Executive Officer, respectively).

     - Zilkha/Wyatt have still not formulated a detailed business plan for El Paso, other than a business plan that consists of a series of generalizations such as focusing on core assets, exiting non-core assets, reducing costs, setting reasonable but aggressive operational and financial targets, seeking to reduce leverage, and restructuring debt.

     Mr. Zilkha has stated that the Zilkha/Wyatt nominees do not have the information to develop a detailed business plan or strategy. Any business strategies, plans or projections Zilkha/Wyatt may offer will, by their own admission, be based upon incomplete information and subject to the results of the new Board's education process.

ZILKHA/WYATT'S PROPOSALS INVOLVE MAJOR RISKS AND UNCERTAINTIES FOR EL PASO

     We believe that the Zilkha/Wyatt proposals create major risks and uncertainties for El Paso, including the following:

  EL PASO'S BUSINESS AND THE IMPLEMENTATION OF ITS TURNAROUND STRATEGY COULD BE MATERIALLY AND ADVERSELY AFFECTED.

     El Paso's business and the implementation of its turnaround strategy could be materially and adversely affected by the election of directors who will have to take an unspecified period of time to engage in an education process about El Paso.

  THE CONTENTS AND EFFECTS OF ZILKHA/WYATT'S BUSINESS PLAN ARE HIGHLY UNCERTAIN.

     Zilkha/Wyatt's business strategy for El Paso consists only of a series of generalizations. Accordingly, the effects of their plan, if adopted, are highly uncertain.

  THE REMOVAL OF, OR INABILITY TO RETAIN, EXISTING MANAGEMENT MAY DISRUPT EL PASO'S OPERATIONS AND INTERFERE WITH THE EXECUTION OF EL PASO'S OPERATIONAL AND FINANCIAL PLAN.

     As a result of the election of the Zilkha/Wyatt nominees, we believe there may be substantial changes in our management in light of the statement in Zilkha/Wyatt's April 25, 2003 and subsequently revised preliminary proxy statements that El Paso's management "should be replaced" and Mr. Zilkha's view, stated in his February 18 letter to El Paso stockholders, that "a turnaround can never happen" under current management. El Paso is making substantial progress on its operational and financial plan and the removal or resignation of current management could seriously disrupt El Paso's operations and interfere with the successful execution of the numerous transactions in which it is, or will be, engaged that are critical to its plan. El Paso may have difficulty in retaining other key personnel and it may be difficult to recruit new personnel.

  THE COMBINATION OF DISCONTINUITY IN EL PASO, THE ELECTION OF NOMINEES WHO NEED TIME TO OBTAIN INFORMATION REGARDING EL PASO, AND THE LOSS OF KNOWLEDGEABLE BOARD MEMBERS AND MANAGEMENT COULD HAVE A MATERIAL ADVERSE EFFECT ON EL PASO.

     We believe that the combination of discontinuity in El Paso, the unspecified amount of time that will be necessary for the Zilkha/Wyatt nominees to obtain information regarding El Paso, the loss of institutional Board knowledge and experience, and the likely loss of personnel that would result from a complete Board turnover could have a material adverse effect on El Paso by materially and adversely affecting the implementation of El Paso's operational and financial plan, disrupting El Paso's operations and pending or contemplated transactions, and possibly triggering payments to executives and employees in the event their employment is terminated under the circumstances described below under "-- Election of the Zilkha/Wyatt nominees may involve substantial costs to El Paso" and under "Employment Contracts, Termination of Employment and Change In Control Arrangements and Director Indemnification Agreements -- Possible Effects of Election of the Zilkha/Wyatt Nominees on Change in Control Arrangements".

  ELECTION OF THE ZILKHA/WYATT NOMINEES MAY INVOLVE SUBSTANTIAL COSTS TO EL
  PASO.

     Election of the Zilkha/Wyatt nominees may involve substantial costs to El Paso. The election of the Zilkha/Wyatt slate would constitute a "change in control" under El Paso's employee benefit plans and agreements. In the event of certain terminations of employment of individuals covered by these plans and agreements, including terminations for "good reason" at the option of the individuals, these individuals would be entitled to severance benefits as described in those plans. In the event of such terminations of all of the executive officers covered by El Paso's Key Executive Severance Protection Plan (including the named executives identified in the Summary Compensation Table, other than Messrs. Wise and Eads, who are no longer entitled to these severance benefits), these payments (for base salary and bonus) are estimated to exceed $75 million. See "Employment Contracts, Termination of Employment and Change In Control Arrangements and Director Indemnification Agreements -- Possible Effects of Election of the Zilkha/Wyatt Nominees on Change in Control Arrangements" in this Proxy Statement. Although Zilkha/Wyatt have only disclosed specific plans to terminate Mr. Kuehn, in light of the statement in Zilkha/Wyatt's revised preliminary proxy statements that El Paso's management "should be replaced" and Mr. Zilkha's expressed view that a "turnaround can never happen" under current management, we believe that if the Zilkha/Wyatt nominees are elected, many other executive officers may also be terminated or changes may be made to the circumstances of their employment that would allow them to voluntarily terminate their employment for "good reason," in either case entitling them to severance benefits. El Paso is unable to predict how many of its executive officers may be terminated in the event of a change in control or may terminate their employment for "good reason" and, accordingly, is unable to estimate the actual amount of severance payments that may be triggered. If Mr. Kuehn is terminated without "cause" or terminates his employment for "good reason" immediately after the Annual Meeting, he will be entitled to receive $100,000, one month's salary, in addition to any accrued but unpaid salary and benefits. In addition, 125,000 unvested stock options and 50,000 unvested restricted shares held by Mr. Kuehn will vest. Also, as described on pages 39 and 40 of this Proxy Statement, if Mr. Kuehn is terminated as CEO prior to the appointment of a permanent CEO, he will be entitled to receive a pro-rated portion of his target annual bonus, assuming all performance objectives were met.

OUR RESPONSE

     El Paso has developed and has been implementing a disciplined operational and financial plan for 2003 and has been engaged for more than 16 months in a process of repositioning itself to address the challenges facing us and the energy industry as a whole. El Paso has effected dozens of significant transactions during this period, including financings, asset sales, restructurings, and divestitures. El Paso has also continued to focus on cost reductions and optimization of capital expenditures. We are continuing to work on numerous financing, asset sale and other transactions that are critical to the achievement of the key objectives of our plan.

     We believe that the Zilkha/Wyatt program offers no clear benefits to our stockholders, entails major risks and has many obvious detriments, as discussed above. We believe now is not the time to stop the significant progress we have been making and install a slate of directors who have provided no detailed plan for El Paso,

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

who lack detailed knowledge of and experience with El Paso, and whose election may have material adverse effects on El Paso.

ZILKHA'S PARTNERSHIP WITH OSCAR WYATT

     We believe that Mr. Zilkha's disclosures concerning his proxy campaign materially understate the role of Oscar Wyatt, age 78, an individual whose interests we believe are in direct conflict with the interests of El Paso stockholders. In his filings, Mr. Zilkha discloses that Mr. Wyatt is a participant in, and a supporter of, Mr. Zilkha's solicitation, and is financing approximately one-third of the costs of the solicitation. We believe that Mr. Wyatt has played a leading role in the recruiting of the Zilkha/Wyatt nominees and in the planning and execution of this proxy contest. Our belief is based on information provided personally by Mr. Wyatt to El Paso and the fact that, over a number of months prior to the commencement of this proxy contest, Mr. Wyatt was copied on Mr. Zilkha's numerous communications with El Paso's personnel regarding a possible proxy contest. In addition, we have been informed that, without Mr. Zilkha being present, Mr. Wyatt has recently met with some of our institutional investors and has had a number of conversations with institutional investors and with an independent industry analyst regarding the Zilkha/Wyatt proxy campaign.

     In light of the conflicts we believe exist between the interests of Mr. Wyatt and El Paso and its stockholders, Mr. Wyatt's activities described below, and Mr. Wyatt's leading role in the Zilkha/Wyatt proxy contest, we believe it is not in the interests of El Paso's stockholders to support any proposal that could have the effect of increasing Mr. Wyatt's influence over El Paso. The following are among the conflicts, or potential conflicts, of interest that we believe exist between Mr. Wyatt and El Paso:

     - Mr. Wyatt is currently acting as the lead plaintiff in a shareholder lawsuit against El Paso, alleging violations of federal securities laws.

     - Mr. Wyatt has defaulted on payment of a guarantee he made when he was a director of Coastal (a company acquired by El Paso in 2001) to repay approximately $2.5 million plus interest owed to Coastal by two entities in which Mr. Wyatt held a significant ownership interest. Mr. Wyatt recently attempted to delay his deposition in the lawsuit filed by El Paso in connection with this matter until after the conclusion of the Zilkha/Wyatt proxy contest. Mr. Wyatt stated in a motion he submitted on April 24, 2003 that his deposition should be delayed on the basis that, if the Zilkha/Wyatt slate is elected, "the new board will need sufficient time to review all of the facts and circumstances, including whether to change counsel or otherwise resolve this matter". This motion was denied by the court.

     - Last year, Mr. Wyatt engaged in a negative public letter-writing campaign against El Paso. As part of this campaign, Mr. Wyatt distributed to Senators Daschle and Levin, the Chairman and other members of a U.S. Senate Committee, Representatives Gephardt and Dingell and the Commissioners of the SEC a letter attacking El Paso and its business as well as the integrity and independence of our Board of Directors and management. This letter, among other things, criticized El Paso's restructuring of a power purchase contract and its public disclosures in SEC filings.

     - Mr. Wyatt, the former chairman and chief executive of Coastal, has established an energy venture named "NuCoastal." Industry trade publications, including the March 20, 2003 edition of The Oil Daily, have reported that NuCoastal has been seeking to acquire energy assets that compete with El Paso, including Enron's Transwestern natural gas pipeline system, which runs from west Texas to California, and competes with El Paso's core interstate pipeline serving the western United States energy markets. In addition, Mr. Wyatt has been a bidder for certain El Paso assets.

     In light of the conflicts of interest that exist between El Paso and Mr. Wyatt, as well as Mr. Wyatt's status as a potential bidder for, or buyer of, our assets, it is important that the El Paso directors possess the independence necessary to impartially oversee any transactions that may involve Mr. Wyatt. El Paso's nominees possess the requisite independence to discharge this role.

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

     Mr. Wyatt's activities at Coastal included:

     - A criminal guilty plea by Mr. Wyatt and another Coastal officer of knowingly and willfully violating federal crude oil pricing regulations in connection with 1975 sales of domestic and foreign crude oil by Coastal subsidiaries, according to Coastal's 1985 proxy statement. Mr. Wyatt's guilty plea was entered on September 25, 1981 in the U.S. District Court for the Southern District of Texas.

     - A December 31, 1979 permanent injunction issued by the District Court of Travis County, Texas that prohibits Mr. Wyatt from ever owning any interests in certain former Coastal subsidiaries, which El Paso acquired in 2000, in connection with the settlement of a lawsuit relating to Coastal's failure to provide winter gas supplies under contracts with San Antonio, Austin and various other Texas municipalities in the 1970s.

     - A series of greenmail transactions by Coastal in connection with unsolicited bids for publicly traded companies, including Texas Gas Resources, Pioneer Corp., Houston Natural Gas, and Sonat in the 1980s. "Greenmail" occurs when a target company repurchases its stock from a hostile suitor at a premium to its market value. The suitor profits at the expense of the remaining stockholders, who are not offered the same opportunity to have their shares repurchased at a premium.

     - A history of actions adverse to stockholder interests. Coastal maintained a staggered board structure for many years until its acquisition by El Paso in 2001, according to Coastal's annual proxy statements (a staggered board structure is broadly perceived by institutional investors and corporate governance groups as an entrenchment device that may diminish the accountability of corporate directors and may be used as a defensive measure in opposition to an acquisition proposal that is otherwise supported by stockholders). As further described below, under Mr. Wyatt's leadership, Coastal issued a dividend of "super-voting" stock that had the effect of increasing Mr. Wyatt's control over Coastal.

     - According to Coastal's 1984 proxy statement, Coastal issued, as a dividend to all holders of its common stock, super-voting stock representing approximately 9% of its outstanding equity securities, but which had 100 times the voting power of Coastal's ordinary common stock and represented approximately 90% of Coastal's voting power. Because the super-voting stock converted automatically to ordinary common stock upon transfer and received lower dividends than the ordinary common stock, the distribution had the effect of concentrating voting power in the hands of stockholders who did not sell their super-voting stock. Within two years of the distribution, Mr. Wyatt, other Coastal insiders, and Coastal's employee benefit plans controlled almost 50% of Coastal's voting power, despite representing only approximately 25% of Coastal's outstanding common stock.

     In light of these conflicts and potential conflicts as well as Mr. Wyatt's activities at Coastal, we believe it is not in the interests of El Paso stockholders to support proposals that could increase Mr. Wyatt's influence over El Paso.

     Mr. Wyatt's role in Mr. Zilkha's proxy campaign underscores our belief that the election of the Zilkha/Wyatt nominees is not in the interests of El Paso stockholders.

     FOR THESE REASONS, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REJECT THE ZILKHA/WYATT PROPOSED SLATE OF NOMINEES AND ANY OTHER PROPOSALS THAT THEY MAY BRING BEFORE OUR ANNUAL MEETING. THE BOARD OF DIRECTORS STRONGLY URGES YOU TO VOTE FOR EL PASO'S NOMINEES. PLEASE VOTE FOR EL PASO'S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING ENVELOPE AND DO NOT SIGN OR RETURN ANY BLUE PROXY CARD SENT TO YOU BY ZILKHA/WYATT. IF YOU HAVE PREVIOUSLY RETURNED A BLUE PROXY CARD SENT TO YOU BY ZILKHA/WYATT, YOU CAN REVOKE IT BY SIGNING AND RETURNING, IN THE ACCOMPANYING ENVELOPE, THE ENCLOSED WHITE PROXY CARD.

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

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.  WHO CAN VOTE?

     Stockholders holding shares of El Paso Corporation's common stock, par value $3.00 per share, as of the close of business on the record date, May 2, 2003, represented by a properly executed proxy, are entitled to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. You have one vote for each share of common stock held as of the record date, which may be voted on each proposal presented at the Annual Meeting.

2.  WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

     The record date for the Annual Meeting is May 2, 2003. The record date was established by the Board of Directors as required by our By-laws and Delaware law. Owners of record of El Paso's common stock at the close of business on the record date are entitled to:

        - Receive notice of the Annual Meeting; and

        - Vote at the Annual Meeting, and any adjournments or postponements of the Annual Meeting.

3.  HOW MANY SHARES OF EL PASO COMMON STOCK ARE OUTSTANDING ON THE RECORD DATE?

     There were 600,860,300 shares of common stock outstanding and entitled to vote at the Annual Meeting at the close of business on May 2, 2003, the record date for the Annual Meeting. Common stock is the only class of stock entitled to vote.

4.  HOW DO I VOTE?

     You can vote by signing, dating and returning a proxy card. To vote FOR El Paso's nominees, sign, date and return the enclosed WHITE proxy card in the accompanying envelope and do not sign or return any blue proxy card sent to you by Zilkha/Wyatt. Withholding authority to vote for the Zilkha/Wyatt nominees on a blue proxy card he sends you is not the same as voting FOR the El Paso nominees. We urge you to disregard any blue proxy card that Zilkha/Wyatt may have sent to you.

5.  CAN I REVOKE OR CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. At any time before the persons named on the proxy card vote your shares of common stock at the Annual Meeting as you have instructed, you can change or revoke your vote if El Paso receives a written notice from you to Mr. David L. Siddall, Corporate Secretary, at El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099, or a subsequently signed and dated proxy card. If you have previously returned a blue proxy card sent to you by Zilkha/Wyatt, you may change any vote you may have cast in favor of the Zilkha proposals and vote in favor of the election of El Paso's director nominees by signing and returning, in the accompanying envelope, the enclosed WHITE proxy card. We strongly urge you to revoke any blue proxy card you may have returned to Zilkha/Wyatt. Any signed blue proxy card you return -- even if it reflects votes "AGAINST" Zilkha/Wyatt proposals -- will cancel any votes reflected on any WHITE proxy card you may have previously returned. We will honor the properly executed proxy card with the latest date. You may also revoke your vote by attending the Annual Meeting in person and giving notice of revocation to the inspector of election.

6. WHAT HAPPENS IF I DO NOT SPECIFY A CHOICE FOR A PROPOSAL WHEN RETURNING A PROXY?

     You should specify your choice for each proposal on the proxy card. If no instructions are given, WHITE proxy cards that are signed and returned will be voted "FOR" the election of all El Paso director nominees, "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP, "FOR" the proposal to amend our Restated Certificate of Incorporation to eliminate the "fair price" provision, "FOR" the proposal to amend our Restated Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock, "AGAINST" each stockholder proposal and "AGAINST" any proposals presented at the Annual Meeting by Zilkha/Wyatt.
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

7.  WHAT HAPPENS IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in the notice of Annual Meeting are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders, Ronald L. Kuehn, Jr., El Paso's Chairman and Chief Executive Officer, and Peggy A. Heeg, El Paso's Executive Vice President and General Counsel, will vote your shares at their discretion.

8.  WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

     If your shares of common stock are held in the name of your broker, a bank, or other nominee, only your broker, bank or other nominee may execute a proxy and vote your shares. If your vote is solicited by both us and Zilkha/Wyatt, your broker, bank or other nominee will be unable to vote your shares at the Annual Meeting unless they receive your specific voting instructions. In any event, your broker, bank or other nominee will be unable to vote your shares in respect of our proposal to amend our Restated Certificate of Incorporation to eliminate the "fair price" provision unless they receive specific voting instructions. Please sign, date and promptly return the instruction card you received from your broker, bank or other nominee, in accordance with the instructions on the card. If you wish to vote your "street name" shares directly, you will need to obtain a document known as a "legal proxy" from your broker, bank or other nominee. Please contact your bank, broker or other nominee if you wish to do so.

9.  WHO WILL COUNT THE VOTES?

     Representatives of IVS Associates, Inc., an independent tabulator appointed by the Board of Directors, will count the votes and act as the inspectors of election. The inspectors of election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

10.  WHAT IS A "QUORUM"?

     A "quorum" is a majority of the outstanding shares of common stock and is required to hold the Annual Meeting. A quorum is determined by counting shares of common stock present in person at the Annual Meeting or represented by proxy. If you submit a properly executed proxy, you will be considered part of the quorum even if you abstain from voting.

11.  WHO CAN ATTEND THE ANNUAL MEETING?

     Admission to the Annual Meeting is limited to stockholders of El Paso, persons holding validly executed proxies from stockholders who held El Paso common stock at the close of business on May 2, 2003, and invited guests of El Paso.

     If you are a stockholder of El Paso, you must bring certain documents with you in order to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a stockholder of El Paso. Please read the following rules carefully because they specify the documents that you must bring with you to the Annual Meeting in order to be admitted. The items that you must bring with you differ depending upon whether you are a record holder or hold your stock in "street name".

     Proof of ownership of El Paso common stock must be shown at the door. Failure to provide adequate proof that you were a stockholder on the record date may prevent you from being admitted to the Annual Meeting.

          IF YOU WERE A RECORD HOLDER OF EL PASO COMMON STOCK ON MAY 2, 2003, then you must bring a valid government-issued personal identification (such as a driver's license or passport).

          IF A BROKER, BANK OR OTHER NOMINEE WAS THE RECORD HOLDER OF YOUR SHARES OF EL PASO COMMON STOCK ON MAY 2, 2003, then you must bring:

        - Valid government-issued personal identification (such as a driver's license or passport), and

        - Proof that you owned shares of El Paso common stock at the close of business on May 2, 2003.

     Examples of proof of ownership include the following: (1) a letter from your bank or broker stating that you owned El Paso common stock on May 2, 2003;
(2) a brokerage account statement indicating that you owned El Paso common stock on May 2, 2003; or (3) a copy of the voting instruction card provided by your broker indicating that you owned El Paso common stock on May 2, 2003.

          IF YOU ARE A PROXY HOLDER FOR A STOCKHOLDER OF EL PASO, then you must bring:

        - The validly executed proxy naming you as the proxy holder, signed by a stockholder of El Paso who owned shares of El Paso common stock on May 2, 2003,

        - Valid personal identification (such as a driver's license or passport), and

        - If the stockholder whose proxy you hold was not a record holder of El Paso common stock on May 2, 2003, proof of the stockholder's ownership of shares of El Paso common stock on May 2, 2003, in the form of a letter or statement from a bank, broker, or other nominee or the voting instruction card provided by the broker, in each case indicating that the stockholder owned El Paso common stock on May 2, 2003.

     You may not use cameras, recording equipment or other electronic devices during the Annual Meeting.

12.  HOW MANY VOTES MUST EACH PROPOSAL RECEIVE TO BE ADOPTED?

     - With respect to the election of directors, the twelve nominees who receive the highest number of votes at the Annual Meeting will be elected.

     - Proposal No. 3, with respect to the amendment of our Restated Certificate of Incorporation to eliminate the "fair price" provision, must receive the affirmative vote of holders of at least 51% of our outstanding shares of common stock, excluding common stock beneficially owned by any stockholder who is the beneficial owner of 10% or more of our common stock.

     - Proposal No. 4, with respect to the amendment of our Restated Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock, must receive an affirmative vote of holders of at least a majority of our outstanding common stock.

     - Proposals Nos. 5, 6 and 7, with respect to amendments to our By-laws, must receive the affirmative vote of more than 50% of the votes cast on, and abstentions with respect to, the proposal.

     - All other proposals must receive the affirmative vote of more than 50% of the votes cast on the proposal.

13.  HOW ARE VOTES COUNTED?

     Votes are counted in accordance with El Paso's By-laws and Delaware law. An abstention by a stockholder with respect to a proposal to amend the Restated Certificate of Incorporation or our By-laws would have the effect of a vote "AGAINST" that proposal. An abstention by a stockholder with respect to a proposal, other than a proposal to amend our Restated Certificate of Incorporation or our By-laws, is not counted in the tally of votes "FOR" or "AGAINST" that proposal, and therefore does not affect the outcome of the proposal. A broker non-vote with respect to the election of directors or any proposal (other than a proposal to amend our Restated Certificate of Incorporation) will not be counted in determining the election of directors or whether the proposal is approved. A broker non-vote with respect to a proposal to amend our Restated Certificate of Incorporation would have the effect of a vote "AGAINST" the proposal. A broker's non-vote or abstention will be counted towards a quorum. If a stockholder returns an executed WHITE proxy card but does not indicate how his or her shares are to be voted, the shares covered by such proxy card will be included in determining if there is a quorum and will also be counted as votes "FOR" the election of El Paso's nominees, "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP, "FOR" the proposal to amend our Restated Certificate of Incorporation to eliminate the "fair price" provision, "FOR" the proposal to amend our Restated Certificate of Incorporation to eliminate the Series A Junior Participating Preferred Stock, "AGAINST" each stockholder proposal and "AGAINST" any proposals presented at the Annual Meeting by Zilkha/Wyatt. Our By-laws refer to such a returned and executed proxy card as a "non-vote by a stockholder." Shares will not be voted at the Annual Meeting if no properly executed proxy card covering those shares has been returned and the holder does not cast votes in respect of those shares in person at the Annual Meeting.

14.  DO I HAVE TO VOTE?

     No. However, we strongly urge you to vote. You may vote for all, some or none of El Paso's director nominees. You will have the same options with respect to the Zilkha/Wyatt nominees. You may abstain with respect to or vote "FOR" or "AGAINST" the other proposals.

15.  HOW CAN I VIEW THE STOCKHOLDER LIST?

     A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may access this list at El Paso's offices at 1001 Louisiana Street, Houston, Texas 77002, during ordinary business hours for a period of ten days before the Annual Meeting.

16.  WHO PAYS FOR THE PROXY SOLICITATION RELATED TO THE ANNUAL MEETING?

     We do. In addition to sending you these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail or in person. You may also be solicited by means of press releases issued by El Paso, postings on our website, www.elpaso.com, and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting you. We have retained MacKenzie Partners, Inc. to assist us in soliciting your proxy for an estimated fee of $800,000 plus reasonable out-of-pocket expenses. MacKenzie Partners expects that approximately 275 of its employees will assist in the solicitation. MacKenzie Partners will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of El Paso common stock. If so, we will supply them with additional copies of the proxy materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of El Paso common stock. Our expenses related to the solicitation in excess of those normally spent for an annual meeting as a result of the proxy contest and excluding salaries and wages of our regular employees and officers are expected to be approximately $10 million of which approximately $2.7 million has been spent to date. Exhibit F sets forth information relating to El Paso's directors, director nominees, officers and employees who may be considered "participants" in our solicitation under the rules of the SEC by reason of their position as directors or director nominees or because they may be soliciting proxies on our behalf.

17. IF I WANT TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE 2004 ANNUAL MEETING, WHEN IS IT DUE?

     If you want to submit a proposal for possible inclusion in next year's proxy statement, you must submit it in writing to the Corporate Secretary, El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099. El Paso must receive your proposal on or before January 13, 2004. El Paso will consider only proposals meeting the requirements of applicable SEC rules.

     Additionally, under El Paso's By-law provisions, a stockholder who desires to bring any matter before the Annual Meeting that is not included in the 2004 Proxy Statement must send written notice to the foregoing address not less than 90 days nor more than 120 days prior to the first anniversary of the 2003 Annual Meeting. Under these criteria, stockholders must provide us with notice of a matter to be brought before the 2004 Annual Meeting between February 18, 2004 and March 19, 2004.

     If the 2004 Annual Meeting is to be held more than 30 days before or 60 days after June 17, 2004, for a stockholder to bring any matter before the 2004 Annual Meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2004 Annual Meeting or by the tenth day after we publicly announce the date of the 2004 Annual Meeting, if that would result in a later deadline.

18.  HOW CAN I RECEIVE THE PROXY MATERIALS ELECTRONICALLY?

     If you want to stop receiving paper copies of the proxy materials, you must consent to electronic delivery. You can give consent by going to www.econsent.com/ep and following the instructions. Those of you who hold shares with a broker in a street name can give consent by going to www.ICSDelivery.com/ep and following the instructions.

19.  HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT?

     A copy of El Paso's 2002 Annual Report to Stockholders is being mailed separately from this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. If you do not receive a copy of the Annual Report, you may obtain one free of charge by writing or calling Mr. David L. Siddall, Corporate Secretary, at El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099, or MacKenzie Partners, Inc., telephone (800) 322-2885 (toll free) or e-mail, proxy@mackenziepartners.com.

                              CORPORATE GOVERNANCE

     El Paso is committed to maintaining the highest standards of corporate governance. We believe that strong corporate governance is critical to achieving our performance goals, and to maintaining the trust and confidence of investors, employees, suppliers, business partners and other stakeholders. The following is a brief discussion of our existing practices and recent developments undertaken by El Paso to maintain its strong corporate governance principles.

     Independence of Board Members. A key element of strong corporate governance is the independence of members of the Board of Directors. El Paso is committed to having a majority of its Board of Directors be independent directors and our Corporate Governance Guidelines require that at least 75% of our directors be non-management directors. Pursuant to proposed amendments to the NYSE listing standards, a director will be considered independent if the Board determines that he or she does not have a material relationship with El Paso (either directly or as a partner, stockholder or officer of an organization that has a material relationship with El Paso). Based on these criteria, the Board has affirmatively determined that John M. Bissell, Juan Carlos Braniff, James L. Dunlap, Robert W. Goldman, Anthony W. Hall, Jr., J. Carleton MacNeil, Jr., Thomas R. McDade, J. Michael Talbert, Malcolm Wallop, John Whitmire, and Joe B. Wyatt are "independent" under the proposed amendments to the NYSE listing standards. Thus, eleven of the twelve members of the El Paso Board (92%) are independent directors.

     Heightened Independence for Audit Committee Members. As required by the Sarbanes-Oxley Act of 2002, the SEC recently adopted rules that direct national securities exchanges and associations to amend listing standards to prohibit the listing of securities of a public company if members of its audit committee do not satisfy a heightened independence standard. In order to meet this standard, a member of an audit committee may not directly or indirectly receive any consulting fee, advisory fee or other compensatory fee from the public company, other than fees for service as a director or committee member, and may not be considered an affiliate of the public company. The Board has chosen to comply with the SEC's new rules earlier than required. In that regard, the Board has affirmatively determined that all members of the El Paso Audit Committee satisfy the heightened independence standard of the new SEC rules.

     Audit Committee Financial Expert. The Audit Committee plays an important role in promoting effective corporate governance, and it is imperative that members of the Audit Committee have requisite financial literacy and expertise. All members of El Paso's Audit Committee meet the financial literacy standard required by the NYSE listing standards, and at least one member qualifies as having accounting or related financial management expertise under the NYSE listing standards. In addition, as required by the Sarbanes-Oxley Act of 2002, the SEC has adopted rules requiring that public companies disclose whether or not its audit committee has an "audit committee financial expert" as a member. An "audit committee financial expert" is defined as a person who, based on his or her experience, satisfies all of the following attributes:

     - An understanding of generally accepted accounting principles and financial statements;

     - An ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     - Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by El Paso's financial statements, or experience actively supervising one or more persons engaged in such activities;

     - An understanding of internal controls and procedures for financial reporting; and

     - An understanding of audit committee functions.

     The Board of Directors has affirmatively determined that Robert W. Goldman satisfies the definition of "audit committee financial expert."

     Executive Sessions of Board and Lead Director. El Paso holds regular executive sessions in which non-management Board members meet without any members of management present. During 2002, non-management directors met in executive session four times. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. In addition, the Board of Directors in September 2002 created the position of Lead Director. Ronald L. Kuehn, Jr. initially served as Lead Director and, in March 2003, the Board named John M. Bissell as Lead Director. The Lead Director is responsible for presiding over all executive sessions of non-management directors, and for consulting with management as a representative of the non-management directors. Interested parties may communicate directly with Mr. Bissell by writing to John M. Bissell, Lead Director, c/o Corporate Secretary, El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, facsimile
(713) 420-4099.

     Committees of Board of Directors. The Board of Directors has adopted amended charters for the Audit Committee, Compensation Committee and Governance Committee to comply with the rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002 and the proposed amendments to the NYSE listing standards. The Audit Committee, Compensation Committee and Governance Committee charters are attached to this Proxy Statement as Exhibits A, B and C, respectively.

     Corporate Governance Guidelines. Corporate governance guidelines, together with committee charters, provide the framework for the effective governance of El Paso. The Board of Directors has adopted the El Paso Corporate Governance Guidelines addressing governance matters, including qualifications for directors, responsibilities of directors, mandatory retirement for directors, limitations on the directors' service on the boards and committees of other publicly traded companies, the composition and responsibility of committees, the conduct and minimum frequency of Board and committee meetings, management succession, Board and committee access to management, the Board's ability to hire its own outside advisors, director compensation, minimum stock ownership for directors and management, director orientation, continuing education, and the annual self-evaluation of the Board. The Board of Directors recognizes that effective corporate governance is an ongoing process, and the Board, either directly or through the Governance Committee, will review the El Paso Corporate Governance Guidelines annually or more often as deemed necessary. Our Corporate Governance Guidelines are attached to this Proxy Statement as Exhibit E.

     Web Access. El Paso provides access through its website to current information relating to corporate governance, including a copy of each of the Board's standing committee charters, our Code of Business Conduct, Corporate Governance Guidelines, Restated Certificate of Incorporation and By-laws, and other matters impacting our corporate governance principles. El Paso also provides access through its website to all filings submitted by El Paso to the SEC. El Paso's website is www.elpaso.com, and access to this information is free of any charge to the user (except for any internet provider or telephone charges). El Paso will post on its internet website all waivers to the El Paso Code of Business Conduct, which are required to be disclosed by applicable law and the proposed amendments to the NYSE listing standards. Information contained on our website is not part of this Proxy Statement.

            INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held 15 meetings during fiscal year 2002. Each director who served on the El Paso Board of Directors during 2002 attended at least 75% of the meetings of the Board of Directors and of each committee on which he served. The Board of Directors has four principal standing committees, which are described below.

AUDIT COMMITTEE

     The Audit Committee held thirteen meetings during the 2002 fiscal year. The Audit Committee currently consists of Juan Carlos Braniff (Chairman), John M. Bissell, Robert W. Goldman, J. Carleton MacNeil, Jr. and Malcolm Wallop, each a non-employee director, and each of whom is "independent" (as such term is defined in Section 10A of the Securities Exchange Act of 1934 and the proposed amendments to the NYSE listing standards). The Audit Committee's primary function is to assist the Board in fulfilling its oversight responsibilities to ensure the integrity of El Paso's financial statements, El Paso's compliance with legal and regulatory requirements, the independent accountant's appointment, compensation, qualifications, independence and performance, and the performance of El Paso's internal audit functions. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of any accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for El Paso, and for the resolution of any disagreement between management and El Paso's auditor regarding financial reporting. El Paso's independent accountant reports directly to the Audit Committee. In addition, the Audit Committee provides an open avenue of communication between the internal auditors, the independent accountants and the Board. The policies, mission and actions of the Audit Committee are set forth in the "Audit Committee Report," which begins on page 38 of this Proxy Statement.

     The Audit Committee Charter is attached to this Proxy Statement as Exhibit
A.

COMPENSATION COMMITTEE

     The Compensation Committee held five meetings during the 2002 fiscal year. The Compensation Committee currently consists of Joe B. Wyatt (Chairman), John
M. Bissell, James L. Dunlap, J. Michael Talbert and John Whitmire, each a non-employee director, and each of whom is "independent" (as such term is defined in the proposed amendments to the NYSE listing standards). The Compensation Committee's primary function is to review El Paso's executive compensation program to ensure that it is adequate to attract, motivate and retain competent executive personnel and is directly and materially related to the short-term and long-term objectives and operating performance of El Paso. The Compensation Committee ensures that El Paso's executive stock option plan, long-term incentive compensation plan, annual incentive compensation plan and other executive compensation plans are administered in accordance with El Paso's stated compensation objectives. In addition, the Compensation Committee considers proposals with respect to the creation of, and changes to, executive compensation plans and reviews appropriate criteria for establishing performance targets and determining annual corporate and executive performance ratings. The policies, mission and actions of the Compensation Committee are set forth in the "Compensation Committee Report on Executive Compensation," which begins on page 35 of this Proxy Statement.

     The Compensation Committee Charter is attached to this Proxy Statement as Exhibit B.

GOVERNANCE COMMITTEE

     The Governance Committee met four times during the 2002 fiscal year. The Governance Committee currently consists of Malcolm Wallop (Chairman), James L. Dunlap, Anthony W. Hall, Jr., J. Carleton MacNeil, Jr. and Joe B. Wyatt, each a non-employee director, and each of whom is "independent" (as such term is defined in the proposed amendments to the NYSE listing standards). The Board has delegated to the Governance Committee its oversight responsibilities relating to corporate governance and the establishment of criteria for Board selection. The Governance Committee develops and recommends to the Board corporate governance principles, reviews the qualifications of candidates for Board membership, screens possible candidates for Board membership and communicates with members of the Board regarding Board meeting format and procedures. The Governance Committee also has responsibility for annual performance evaluations for the Board and each Committee. Further, the Governance Committee acts as a Nominating Committee and considers any nominations properly submitted by the stockholders to the Corporate Secretary in accordance with the By-laws. Stockholders seeking to nominate persons for election as directors at the 2004 Annual Meeting must submit in writing a timely notice complying with the By-laws to the Corporate Secretary, El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099. To be timely, a stockholder's notice must be received by the Corporate Secretary at the principal executive offices of El Paso not less than 90 days nor more than 120 days prior to the first anniversary of the 2003 Annual Meeting. Under these criteria, stockholders must provide us with notice of nominations sought to be made at the 2004 Annual Meeting between February 18, 2004 and March 19, 2004.

     If the 2004 Annual Meeting is held more than 30 days before or 60 days after June 17, 2004, for a stockholder seeking to bring any matter before the 2004 Annual Meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2004 Annual Meeting or by the tenth day after we publicly announce the date of the 2004 Annual Meeting, if that would result in a later deadline.

     The Governance Committee Charter is attached to this Proxy Statement as Exhibit C.

FINANCE COMMITTEE

     The Finance Committee was created in June 2002 and met four times during the 2002 fiscal year. The Finance Committee currently consists of Robert W. Goldman (Chairman), Juan Carlos Braniff, Anthony W. Hall, Jr., Thomas R. McDade and J. Michael Talbert. The Finance Committee assists the Board in fulfilling its oversight responsibilities by monitoring, reviewing, appraising and recommending appropriate action with respect to El Paso's capital structure, source of funds, liquidity and financial position.

     The Finance Committee Charter is attached to this Proxy Statement as Exhibit D.

DIRECTORS' COMPENSATION

     Employee directors do not receive any additional compensation for serving on the Board of Directors. Pursuant to El Paso's 1995 Compensation Plan for Non-Employee Directors, non-employee directors receive an annual retainer of $80,000, $20,000 of which is required to be paid in deferred shares of El Paso common stock and the remaining $60,000 of which is paid at the election of the director in any combination of cash, deferred cash or deferred shares of common stock. To the extent a director receives deferred shares rather than cash, he is credited with shares with a value representing a 25% premium to the cash retainer he would otherwise have received. Accordingly, an individual director would receive $60,000 in cash and $25,000 in mandatory deferred common stock (assuming he elects not to take additional deferred common stock) and would receive $100,000 in deferred common stock (assuming he elects to take his entire retainer in deferred common stock). In the event there are not enough shares of stock available under the plan, then the deferred common stock will be in the form of deferred stock units. Each non-employee director who chairs a Committee of the Board of Directors receives an additional retainer fee of $15,000, which may be paid in the same manner as the annual retainer (with a total up to $18,750 if he elects to take his entire retainer in deferred common stock). In addition, effective in March 2003, if any Committee of the Board of Directors holds a meeting other than in connection with a regularly scheduled board meeting, then each non-management Committee member (other than the Lead Director) who attends in person will receive a meeting fee of $2,500 payable in cash. Each non-employee director also receives a retirement benefit credit in the form of deferred shares of El Paso common stock (which does not include any premium) equal to the amount of his annual retainer ($80,000). Pursuant to El Paso's 2001 Stock Option Plan for Non-Employee Directors, non-employee directors receive a grant of 5,000 stock options upon initial election to the Board of Directors, and 3,000 stock options upon each annual reelection by the stockholders.

     In addition to the compensation described above, when Mr. Kuehn was appointed Lead Director, he received a retainer fee of $12,500 per month and, on November 7, 2002, he received a one-time grant of 100,000 non-qualified stock options which were to vest 50% per year over the next two years. When Mr. Kuehn was appointed Chairman and CEO in March 2003, he forfeited his stock option grant and he no longer receives any non-employee director compensation.

     In March 2003, the Board appointed Mr. Bissell as Lead Director to, among other things, preside over non-management director executive sessions of the Board. As Lead Director, Mr. Bissell will receive an additional $25,000 per quarter in the form of deferred common stock.

     As part of El Paso's overall support to charitable organizations, the Director Charitable Award Plan was adopted in January 1992 to provide for each eligible director to designate up to four charitable organizations to receive a maximum of $1,000,000 in the aggregate upon the death of each director participant. A director can participate after two consecutive years of service on the Board of Directors. The cost of this plan to El Paso from April 1, 2002 to April 1, 2003 was $214,141, including the administrative fees. Currently, all of the directors are eligible to participate in the plan except for Messrs. Dunlap, Goldman, Talbert and Whitmire.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Board. You will have the opportunity to elect our entire Board of Directors, currently consisting of fifteen members, at the Annual Meeting. Our Board of Directors has reduced its size from fifteen to twelve effective immediately on the Annual Meeting date. Each of our directors is elected annually and serves a one-year term and until his successor has been duly elected and qualifies.

     Nominations. At the Annual Meeting, we will nominate the twelve persons named in this Proxy Statement as directors. We have received a notice from Selim
K. Zilkha that he intends to nominate for election to the Board of Directors at the Annual Meeting nine of his designees, including himself. Holders of common stock may not cumulate their votes for the election of directors.

     The twelve nominees who receive the highest number of votes at the Annual Meeting will be elected. Broker non-votes, if any, will not be counted in determining the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

     General Information about the Nominees for Election, as of April 7,
2003. Each of the following nominees is currently a director of El Paso. Each has agreed to be named in this Proxy Statement and to serve as a director if elected.

NAME, PRINCIPAL OCCUPATION
AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR
--------------------------------
JOHN M. BISSELL                                               Director since 2001
Chairman of the Board,
BISSELL Inc.,
Grand Rapids, Michigan -- Floor Care
  Appliance and Detergent Manufacturer
Age -- 72
Lead Director
Member -- Audit Committee
Member -- Compensation Committee
Mr. Bissell served as a director of The Coastal Corporation from 1985 to January
2001. During the past five years, Mr. Bissell has been the Chairman of the Board of
BISSELL Inc. He has served in various executive capacities at BISSELL Inc. since
1966. Mr. Bissell served as a director of American Natural Resources Company, parent holding company of ANR Pipeline Company, from May 1983 to June 1996, at which time there was a reduction in the number of directors, and he did not stand for re-election.

JUAN CARLOS BRANIFF                                           Director since 1997
Vice Chairman,
Grupo Financiero BBVA Bancomer,
Mexico City, Mexico -- Commercial Banking Institution
Age -- 45
Chairman -- Audit Committee
Member -- Finance Committee
Mr. Braniff has served as Vice Chairman of Grupo Financiero BBVA Bancomer since
October 1999. He served as Deputy Chief Executive Officer of Retail Banking from
September 1994 to October 1999. He served as Executive Vice President of Capital
Investments and Mortgage Banking from December 1991 to September 1994. Mr. Braniff is currently a member of the board of directors of Fomento Economico Mexicano, S.A.
de C.V. and Coca Cola FEMSA, S.A. de C.V.

NAME, PRINCIPAL OCCUPATION
AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR
--------------------------------
JAMES L. DUNLAP                                               Director since 2003
Business Consultant
Age -- 65
Member -- Compensation Committee
Member -- Governance Committee
Mr. Dunlap's primary occupation has been as a business consultant since 1999. He served as Vice Chairman, President and Chief Operating Officer of Ocean
Energy/United Meridian Corporation from 1996 to 1999. He was responsible for exploration and production and the development of the international exploration business. For 33 years prior to that date, Mr. Dunlap served Texaco, Inc. in various positions, including Senior Vice President, President of Texaco USA,
President and Chief Executive Officer of Texaco Canada Inc. and Vice Chairman of
Texaco Ltd., London. Mr. Dunlap is currently a member of the board of directors of
Massachusetts Mutual Life Insurance Company and a member of the corporation of
Woods Hole Oceanographic Institution.

ROBERT W. GOLDMAN                                             Director since 2003
Business Consultant
Age -- 60
Chairman -- Finance Committee
Member -- Audit Committee
Mr. Goldman's primary occupation has been as a business consultant since October
2002. He served as Senior Vice President, Finance and Chief Financial Officer of
Conoco Inc. from 1998 to 2002 and Vice President, Finance from 1991 to 1998. For more than five years prior to that date he held various executive positions with
Conoco Inc. and E.I. Du Pont de Nemours & Co., Inc. Mr. Goldman was also formerly
Vice President and Controller of Conoco Inc. and Chairman of the Accounting
Committee of the American Petroleum Institute.

ANTHONY W. HALL, JR.                                          Director since 2001
City Attorney,
City of Houston, Texas
Age -- 58
Member -- Governance Committee
Member -- Finance Committee
Mr. Hall served as a director of The Coastal Corporation from August 1999 until
January 2001. Mr. Hall has been City Attorney of the City of Houston since March
1998 and prior to that was a partner in the Houston law firm of Jackson Walker,
LLP.

RONALD L. KUEHN, JR.                                          Director since 1999
Chairman of the Board
  and Chief Executive Officer,
El Paso Corporation,
Houston, Texas -- Diversified Energy Company
Age -- 68
Mr. Kuehn has been Chairman of the Board and Chief Executive Officer since March
2003. From September 2002 to March 2003, Mr. Kuehn was the Lead Director of El
Paso. From January 2001 to March 2003, he was a business consultant. Mr. Kuehn served as non-executive Chairman of the Board of El Paso from October 25, 1999 to
December 31, 2000. Mr. Kuehn served as President and Chief Executive Officer of
Sonat Inc. from June 1984 until his retirement on October 25, 1999. He was Chairman of the Board of Sonat Inc. from April 1986 until his retirement. He is a member of the board of directors of AmSouth Bancorporation, Praxair, Inc. and The Dun &
Bradstreet Corporation.

NAME, PRINCIPAL OCCUPATION
AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR
--------------------------------
J. CARLETON MACNEIL, JR.                                      Director since 2001
Financial Consultant
Age -- 68
Member -- Audit Committee
Member -- Governance Committee
Mr. MacNeil served as a director of The Coastal Corporation from 1997 until January
2001. During the past five years, Mr. MacNeil's occupation has been securities brokerage and investments. Mr. MacNeil served as a director of American Natural
Resources Company, parent holding company of ANR Pipeline Company from August 1993 until June 1996, at which time there was a reduction in the number of directors, and he did not stand for re-election.

THOMAS R. MCDADE                                              Director since 2001
Senior Partner,
McDade Fogler Maines, L.L.P.
Houston, Texas -- Law Firm
Age -- 70
Member -- Finance Committee
Mr. McDade served as a director of The Coastal Corporation from 1993 until January
2001. During the past five years, Mr. McDade has been the Senior Partner at the law firm of McDade Fogler Maines, L.L.P., Houston, Texas, which provides legal services to El Paso (the fees paid to McDade Fogler Maines, L.L.P. by El Paso in 2002 are set forth under "Certain Relationships and Related Transactions" on page 35 of this
Proxy Statement). He was with the Fulbright & Jaworski law firm for 30 years and became a partner in 1971 and Senior Partner and a member of the Senior Advisory
Committee of that firm in 1989. Mr. McDade was a member of the board of directors of Equity Corporation International, and served on its compensation committee until its merger into Service Corporation International in January 1999.

J. MICHAEL TALBERT                                            Director since 2003
Chairman of the Board,
Transocean Inc.
Houston, Texas -- Offshore Drilling Company
Age -- 56
Member -- Compensation Committee
Member -- Finance Committee
Mr. Talbert has been Chairman of the Board of Transocean Inc. since October 2002.
He served as Chief Executive Officer of Transocean Inc. and its predecessor companies from 1994 until October 2002, and has been a member of its board of directors since 1994. He served as President and Chief Executive Officer of Lone
Star Gas Company from 1990 to 1994. He served as President of Texas Oil & Gas
Company from 1987 to 1990, and served in various positions at Shell Oil Company from 1970 to 1982. Mr. Talbert is a past Chairman of the National Ocean Industries
Association and a member of the University of Akron's College of Engineering
Advancement Council.

NAME, PRINCIPAL OCCUPATION
AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR
--------------------------------
MALCOLM WALLOP                                                Director since 1995
Chairman,
Western Strategy Group,
Arlington, Virginia -- Consulting Group,
President,
Frontiers of Freedom Foundation,
Arlington, Virginia -- Political Foundation,
Age -- 70
Chairman -- Governance Committee
Member -- Audit Committee
Mr. Wallop became Chairman of Western Strategy Group in January 1999, and has been
President of Frontiers of Freedom Foundation since January 1996. For eighteen years prior to that date, Mr. Wallop was a member of the United States Senate. He is a member of the board of directors of Hubbell Inc. and Sheridan State Bank.

JOHN WHITMIRE                                                 Director since 2003
Chairman of the Board,
CONSOL Energy, Inc.,
Pittsburgh, Pennsylvania -- Multifuel Energy Provider
  and Energy Service Provider
Age -- 62
Member -- Compensation Committee
Mr. Whitmire has been Chairman of CONSOL Energy, Inc. since March 1999. He has served as Chairman and CEO of Union Texas Petroleum Holdings, Inc. from 1996 to
1998, and spent over 30 years serving Phillips Petroleum Company in various positions including Executive Vice President of Worldwide Exploration and
Production from 1992 to 1996 and Vice President of North American Exploration and
Production from 1988 to 1992. He also served as a member of the board of directors of Phillips Petroleum Company from 1994 to 1996. He is a member of the board of directors of GlobalSantaFe.

JOE B. WYATT                                                  Director since 1999
Chancellor Emeritus,
Vanderbilt University,
Nashville, Tennessee -- Higher Education
Age -- 67
Chairman -- Compensation Committee
Member -- Governance Committee
Mr. Wyatt has been Chancellor Emeritus of Vanderbilt University since August 2000.
For more than eighteen years prior to that date, he served as Chancellor, Chief
Executive Officer and Trustee of Vanderbilt University. From 1984 until October
1999, Mr. Wyatt was a director of Sonat Inc. He is a member of the board of directors of Ingram Micro, Inc. and Hercules, Inc. and is a Principal of the
Washington Advisory Group, LLC of Washington, D.C. Mr. Wyatt is also Chairman of the Board for the University Research Association, Inc. and New American Schools,
Inc. both of Washington, D.C.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 1, 2003 (unless otherwise noted) regarding beneficial ownership of common stock by each director, our Chief Executive Officer and the other four most highly compensated executive officers in the last fiscal year, our directors and executive officers as a group and each person or entity known by El Paso to own beneficially more than 5% of its outstanding shares of common stock. No family relationship exists between any of the directors or executive officers of El Paso.

                                                   BENEFICIAL
                                                    OWNERSHIP
                                                   (EXCLUDING        STOCK                       PERCENT
TITLE OF CLASS       NAME OF BENEFICIAL OWNER      OPTIONS)(1)     OPTIONS(2)       TOTAL        OF CLASS
--------------       ------------------------      -----------     ----------     ----------     --------
Common Stock     Pacific Financial Research
                 Inc.(3)
                 9601 Wilshire Boulevard,
                 Suite 800
                 Beverly Hills, CA 90210.........  65,450,000(3)          --(3)   65,450,000(3)    10.9%
Common Stock     Capital Research and Management
                 Company(3)
                 333 South Hope Street
                 Los Angeles, CA 90071...........  55,473,020(3)          --(3)   55,473,020(3)     9.3%
Common Stock     Brandes Investment Partners,
                 L.L.C.(3)
                 11988 El Camino Real
                 Suite 500
                 San Diego, CA 92130.............  32,719,428(3)          --(3)   32,719,428(3)     5.5%
Common Stock     B. Allumbaugh...................      42,910         16,000          58,910          *
Common Stock     J.M. Bissell....................      33,005          9,000          42,005          *
Common Stock     J.C. Braniff....................      36,639(4)      18,000          54,639          *
Common Stock     J.L. Dunlap(5)..................          --          5,000           5,000          *
Common Stock     J.F. Gibbons....................      51,749         26,000          77,749          *
Common Stock     R.W. Goldman....................       5,912          5,000          10,912          *
Common Stock     A.W. Hall, Jr. .................      25,856          9,000          34,856          *
Common Stock     R.L. Kuehn, Jr. ................     329,982(6)     599,300         929,282          *
Common Stock     J.C. MacNeil, Jr. ..............      33,607          9,000          42,607          *
Common Stock     T.R. McDade.....................      77,081          9,000          86,081          *
Common Stock     J.M. Talbert....................       5,000          5,000          10,000          *
Common Stock     M. Wallop.......................      38,099          8,000          46,099          *
Common Stock     W.A. Wise.......................   2,076,139(7)   1,887,917(8)    3,964,056          *
Common Stock     J.L. Whitmire...................       4,356          5,000           9,356          *
Common Stock     J.B. Wyatt......................      29,863         11,000          40,863          *
Common Stock     R. Eads.........................     199,679(9)     504,667         704,346          *
Common Stock     H.B. Austin.....................     321,429        417,883         739,312          *
Common Stock     J.W. Somerhalder II.............     330,651        417,883         748,534          *
Common Stock     R.G. Phillips...................     606,802        278,917         885,719          *
Common Stock     Directors and executive officers
                 as a group (25) persons total
                 (including those individuals
                 listed above)...................   4,787,792      5,018,856       9,806,648      1.622%

---------------

 *  Less than 1%

(1) The individuals named in the table have sole voting and investment power with respect to shares of El Paso common stock beneficially owned, except that Messrs. Allumbaugh, Gibbons, Talbert, Wise, and Austin share with one or more other individuals voting and investment power with respect to 18,224,

    2,000, 5,000, 11,694 and 140,042 shares of common stock, respectively. This column also includes shares of common stock held in the El Paso Benefits Protection Trust as a result of deferral elections made in accordance with El Paso benefit plans. These individuals share voting power with the trustee under that plan and receive dividends on such shares, but do not have the power to dispose of, or direct the disposition of, such shares until such shares are distributed. In addition, some shares of common stock reflected in this column for certain individuals are subject to restrictions. According to a Schedule 13G filed on February 14, 2003, as of December 31, 2002, Pacific Financial Research Inc. had shared voting power over 65,450,000 shares of common stock and shared dispositive power over 3,225,500 shares of common stock. According to a Schedule 13G filed on February 14, 2003, as of December 31, 2002, Capital Research and Management Company had sole dispositive power over 55,473,020 shares of common stock. According to a Schedule 13G filed on February 14, 2003, as of December 31, 2002, Brandes Investment Partners, L.L.C. had shared voting power over 25,798,409 shares of common stock and dispositive power over 32,719,428 shares of common stock.

(2) The directors and executive officers have the right to acquire the shares of common stock reflected in this column within 60 days of April 1, 2003, through the exercise of stock options.

(3) Stock ownership as of December 31, 2002, for Pacific Financial Research Inc., Capital Research and Management Company, and Brandes Investment Partners, L.L.C. were reported on separate Schedules 13G filed on February 14, 2003.

(4) Mr. Braniff's beneficial ownership excludes 3,500 shares of El Paso common stock owned by his wife, of which Mr. Braniff disclaims any beneficial ownership.

(5) Mr. Dunlap's holdings are as of April 7, 2003, the effective date of his election to the Board of Directors.

(6) Mr. Kuehn's beneficial ownership excludes 22,500 shares of El Paso common stock owned by his wife, 20 shares owned by his children, and 4,200 shares held in trust for his children, of which Mr. Kuehn disclaims any beneficial ownership.

(7) Mr. Wise's beneficial ownership excludes 400 shares of El Paso common stock owned by his children under the Uniform Gifts to Minors Act, of which Mr. Wise disclaims any beneficial ownership.

(8) Includes 98,000 stock options held in the William & Marie Wise Family Ltd. Partnership.

(9) As of December 31, 2002.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table and narrative text discuss the compensation earned by or paid in 2002, 2001 and 2000 to our Chief Executive Officer and our four other most highly compensated executive officers. They were compensated for their services provided in all capacities to El Paso and its subsidiaries. The table also identifies the principal capacity in which each of the executives named in this Proxy Statement served El Paso at the end of fiscal year 2002.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                     ----------------------------------------   ----------------------------------------
                                                                                        AWARDS               PAYOUTS
                                                                                -----------------------   --------------
                                                                                RESTRICTED   SECURITIES     LONG-TERM
                                                                 OTHER ANNUAL     STOCK      UNDERLYING   INCENTIVE PLAN
NAME AND PRINCIPAL                                    BONUS      COMPENSATION     AWARDS      OPTIONS        PAYOUTS
POSITION                      YEAR   SALARY ($)       ($)(1)        ($)(2)        ($)(3)        (#)           ($)(4)
------------------            ----   ----------     ----------   ------------   ----------   ----------   --------------
William A. Wise(6)            2002   $1,430,004     $        0     $229,728     $        0          --              --
  Former Chairman & CEO       2001   $1,305,425     $3,432,000     $210,481     $1,715,997     768,250              --
                              2000   $1,108,338     $2,730,000     $191,142     $2,729,940          --              --

Ralph Eads(7)                 2002   $  700,008     $        0     $  3,185     $        0          --              --
  Former Executive            2001   $  580,213     $1,400,000     $ 59,050     $  699,980     248,000              --
  Vice President              2000   $  503,129     $  920,000     $  2,762     $  919,907          --              --

H. Brent Austin               2002   $  637,500     $        0     $      0     $        0      15,151              --
  President and Chief         2001   $  552,091     $1,140,000     $      0     $  569,992     223,000              --
  Operating Officer           2000   $  454,167     $  880,000     $      0     $  879,887          --              --

John W. Somerhalder II        2002   $  600,000     $        0     $      0     $        0          --              --
  Executive Vice              2001   $  552,091     $1,140,000     $      0     $  569,992     223,000              --
  President                   2000   $  454,167     $  880,000     $    455     $  879,887          --              --

Robert G. Phillips            2002   $  400,008     $        0     $ 43,773     $        0          --              --
  President, El Paso Field    2001   $  376,042     $  560,000     $      0     $  279,958     151,250              --
  Services                    2000   $  327,091     $  525,000     $     58     $  524,950          --              --


                               ALL OTHER
NAME AND PRINCIPAL            COMPENSATION
POSITION                         ($)(5)
------------------            ------------
William A. Wise(6)            $   255,632
  Former Chairman & CEO       $ 3,771,994
                              $ 7,215,408
Ralph Eads(7)                 $    94,663
  Former Executive            $   977,384
  Vice President              $ 3,972,036
H. Brent Austin               $    85,087
  President and Chief         $   950,530
  Operating Officer           $ 1,808,331
John W. Somerhalder II        $    81,926
  Executive Vice              $   946,591
  President                   $ 1,805,260
Robert G. Phillips            $    37,921
  President, El Paso Field    $   912,039
  Services                    $ 1,780,148

---------------

(1) For years 2000 and 2001, El Paso's incentive compensation plans required executives to receive a substantial part of their annual bonus in shares of restricted El Paso common stock. The amounts reflected in this column for years 2000 and 2001 represent a combination of the market value of the restricted common stock and cash at the time awarded under the applicable El Paso incentive compensation plan. Specifically for fiscal year 2001, Messrs. Wise, Eads, Austin, Somerhalder and Phillips received the following number of shares of restricted common stock and cash for their bonus: 40,258 shares and $1,716,023 cash; 16,422 shares and $700,020 cash; 13,372 shares and
    $570,025 cash; 13,372 shares and $570,025 cash; and 6,568 shares and $280,042 cash, respectively. For fiscal year 2000, Messrs. Wise, Eads, Austin, Somerhalder and Phillips received the following number of shares of restricted common stock and cash for their bonus: 40,735 shares and $32 cash; 13,727 shares and $47 cash; 13,130 shares and $57 cash; 13,130 shares and $57 cash; and 7,833 shares and $50 cash, respectively. The value of the shares of restricted stock issued has declined significantly since the date of grant. Dividends are paid directly to the holders of the restricted common stock during the four-year vesting schedule.

(2) The amount reflected for Mr. Wise in fiscal year 2002 includes, among other things, $90,000 for a perquisite and benefit allowance and $65,509 in value attributed to use of El Paso's aircraft. The amount reflected for Mr. Wise in 2001 includes, among other things, $90,000 for a perquisite and benefit allowance and $62,692 in value attributed to use of El Paso's aircraft. The amount reflected for Mr. Wise in fiscal year 2000 includes, among other things, $90,000 for a perquisite and benefit allowance and $56,734 in value attributed to use of El Paso's aircraft. The amount reflected for Mr. Phillips in fiscal year 2002 includes, among other things, $42,000 for a perquisite and benefit allowance. The amount reflected for Mr. Eads in fiscal year 2001 includes, among other things, $42,000 for a perquisite and benefit allowance and $10,136 in value attributed to use of El Paso's aircraft. Except as noted, the total value of the perquisites and other personal benefits received by the other executives named in this Proxy Statement in fiscal years 2002, 2001 and 2000 are not included in this column since they were below the Securities and Exchange Commission's reporting threshold.

(3) For years 2000 and 2001, El Paso's incentive compensation plans provided for and encouraged participants to elect to take all or some of their cash portion of their annual bonus award in shares of restricted common stock. The amounts reflected in this column for years 2000 and 2001 include the market value of restricted common stock on the date of grant. Specifically for fiscal year 2001, Messrs. Wise, Eads, Austin, Somerhalder and Phillips received the following number of shares of restricted common stock in lieu of a cash bonus: 40,258; 16,422; 13,372; 13,372; and 6,568, respectively.
    For fiscal year 2000, Messrs. Wise, Eads, Austin, Somerhalder and Phillips received the following number of shares of restricted common stock in lieu of a cash bonus: 40,735; 13,727; 13,130; 13,130; and 7,833, respectively.
    The value of the shares of restricted stock issued has declined significantly since the date of grant.

     The number of shares of performance and time vesting restricted stock, the number of shares of time vesting restricted stock, the total number of shares of restricted stock, and value of restricted common stock (including the amount in this column) held on December 31, 2002, is as follows:

                                        PERFORMANCE &   TIME VESTING
NAME                                    TIME VESTING        ONLY        TOTAL     VALUE($)
----                                    -------------   ------------   -------   ----------
William A. Wise.......................     350,000        281,248      631,248   $4,393,486
Ralph Eads............................     110,000         78,594      188,594   $1,312,614
H. Brent Austin.......................      88,300         89,596      177,896   $1,238,156
John W. Somerhalder II................      65,000         89,596      154,596   $1,075,988
Robert G. Phillips....................      60,000         51,706      111,706   $  777,474

     Shares of restricted common stock that are subject to a time-vesting schedule generally vest four years from the date of grant (including the shares awarded as part of the annual bonus in years 2000 and 2001 described above). With respect to performance vesting, if the required El Paso performance targets are not met within a four-year time period, all unvested shares are forfeited. Any dividends awarded on the restricted common stock are paid directly to the holder of the El Paso common stock. These total values can be realized if, and only if, the restricted common stock granted to the executives named in this Proxy Statement vests with respect to both time and performance.

     Of the 350,000 shares of performance and time vesting restricted stock held by Mr. Wise as of his date of termination, 80,000 were forfeited because the performance targets had not been met. The remaining 270,000 of these shares, for which performance targets had been met, vested as of Mr. Wise's termination date in accordance with El Paso policy. Of the 281,248 shares of time vesting restricted stock held by Mr. Wise, in accordance with the terms applicable to the grants, 59,609 were forfeited as of his date of termination and 221,639 became vested as of that date. Of the 110,000 shares of performance and time vesting restricted stock held by Mr. Eads as of his date of termination, 14,000 were forfeited because the performance targets had not been met. The remaining 96,000 of these shares, for which performance targets had been met, vested as of Mr. Eads' termination date in accordance with El Paso policy. Of the 78,594 shares of time vesting restricted stock held by Mr. Eads, in accordance with the terms applicable to the grants, 21,466 were forfeited as of his date of termination and 57,128 became vested as of that date.

(4) No long-term incentive payouts were made in fiscal years 2002, 2001 and 2000.

(5) The compensation reflected in this column for fiscal year 2002 includes El Paso's contributions to the El Paso Retirement Savings Plan, a supplemental company match for the Retirement Savings Plan under the Supplemental Benefits Plan, and the above-market interest earned on deferred compensation. Specifically, these amounts for fiscal year 2002 were $9,000, $209,789 and $36,843 for Mr. Wise; $9,000,

    $51,393 and $34,270 for Mr. Eads; $9,000, $70,987 and $5,100 for Mr. Austin;
    $9,000, $69,299 and $3,627 for Mr. Somerhalder; and $7,500, $28,499 and
    $1,922 for Mr. Phillips, respectively.

(6) Mr. Wise ceased to be Chairman and CEO on March 12, 2003.

(7) Mr. Eads ceased to be an employee on December 31, 2002.

STOCK OPTION GRANTS

     This table sets forth the number of stock options granted at fair market value to the executive named in this Proxy Statement during the fiscal year 2002. In satisfaction of applicable SEC regulations, the table further sets forth the potential realizable value of such stock options in the year 2012 (the expiration date of the stock options) at an assumed annualized rate of stock price appreciation of 5% and 10% over the full ten-year term of the stock options. As the table indicates, annualized stock price appreciation of 5% and 10% would result in stock prices in the year 2012 of approximately $14.83 and $23.62, respectively. The amounts shown in the table as potential values for all shares of common stock outstanding on December 31, 2002 (approximately $3.4 billion and $8.7 billion), represent the corresponding increases in the market value of 601,307,688 shares of the common stock outstanding as of December 31, 2002. No gain to the executive named in this Proxy Statement is possible without an increase in stock price, which would benefit all stockholders. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurances that the potential realizable values shown in this table will be achieved.

                             OPTION GRANTS IN 2002

                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                 ASSUMED ANNUAL RATES OF STOCK PRICE
                                           INDIVIDUAL GRANTS(1)                     APPRECIATION FOR OPTION TERM
                             ------------------------------------------------   -------------------------------------
                                          % OF TOTAL
                             NUMBER OF     OPTIONS
                             SECURITIES    GRANTED                              IF STOCK PRICE AT   IF STOCK PRICE AT
                             UNDERLYING     TO ALL     EXERCISE                 $14.83109 IN 2012   $23.61603 IN 2012
                              OPTIONS     EMPLOYEES      PRICE     EXPIRATION   -----------------   -----------------
NAME                         GRANTED(#)    IN 2002     ($/SHARE)      DATE            5%($)              10%($)
----                         ----------   ----------   ---------   ----------   -----------------   -----------------
POTENTIAL VALUE OF ALL
  COMMON STOCK OUTSTANDING
  ON DECEMBER 31, 2002.....       N/A         N/A           N/A         N/A      $3,443,139,280      $8,725,590,953
H. Brent Austin............    15,151        0.59%      $9.1050     11/6/12      $       86,756      $      219,857

---------------

(1) The stock options granted in 2002 by El Paso to the executive named above vest one-half on each of the first two anniversaries of the grant. No stock options were granted to any other of the named executives. There were no stock appreciation rights granted in 2002. Any unvested stock options become fully exercisable in the event of a "change in control" (see page 44 of this Proxy Statement for a description of El Paso's 2001 Omnibus Incentive Compensation Plan and the definition of the term "change in control.") Under the terms of El Paso's 2001 Omnibus Incentive Compensation Plan, the Compensation Committee may, in its sole discretion and at any time, change the vesting of the stock options. Certain non-qualified stock options may be transferred to immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership. Further, stock options are subject to forfeiture and/or time limitations in the event of a termination of employment.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     This table sets forth information concerning stock option exercises and the fiscal year-end values of the unexercised stock options, provided on an aggregate basis, for each of the executives named in this Proxy Statement.

                      AGGREGATED OPTION EXERCISES IN 2002
                       AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                SHARES                      OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                               ACQUIRED      VALUE             YEAR-END(#)                FISCAL YEAR-END($)(1)
                              ON EXERCISE   REALIZED   ---------------------------     ---------------------------
NAME                              (#)         ($)      EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----                          -----------   --------   -----------   -------------     -----------   -------------
William A. Wise.............          0     $      0    1,864,584(2)    441,666(3)      $      0       $      0
Ralph Eads..................          0     $      0      504,668       393,332(3)      $      0       $      0
H. Brent Austin.............          0     $      0      406,217       135,984         $      0       $      0
John W. Somerhalder II......          0     $      0      376,217       120,833         $      0       $      0
Robert G. Phillips..........          0     $      0      245,584        82,916         $      0       $      0

---------------

(1) The figures presented in these columns have been calculated based upon the difference between $7.00, the fair market value of the common stock on December 31, 2002, for each in-the-money stock option, and its exercise price. No cash is realized until the shares received upon exercise of an option are sold. No executives named in this Proxy Statement had stock appreciation rights that were outstanding on December 31, 2002.

(2) Includes 98,000 stock options held by the William & Marie Wise Family Ltd. Partnership.

(3) Of the 441,666 stock options listed for Mr. Wise, 258,333 were forfeited when he ceased to be an employee on March 12, 2003. All 393,332 of the stock options listed for Mr. Eads were forfeited when he ceased to be an employee on December 31, 2002.

LONG-TERM INCENTIVE AWARDS

  RESTRICTED STOCK

     This table provides information concerning incentive awards of restricted common stock made under El Paso's 2001 Omnibus Incentive Compensation Plan. The number of shares of restricted common stock will vest if, and only if, the executive named below remains an employee of El Paso for the specified time period and the required increase in total stockholder return is achieved during such time period. No other named executive received an incentive award during 2002.

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 2002
                                RESTRICTED STOCK

                                                               ESTIMATED NUMBER OF SHARES TO BE VESTED UNDER
                                                                         RESTRICTED STOCK GRANTS(1)
                                               PERFORMANCE    ------------------------------------------------
                                                 OR OTHER        BELOW
                                    NUMBER     PERIOD UNTIL    THRESHOLD     THRESHOLD     TARGET     MAXIMUM
NAME                               OF SHARES    MATURATION        (#)           (#)         (#)         (#)
----                               ---------   ------------   -----------   -----------   --------   ---------
H. Brent Austin..................   23,300       3 years             0         6,990       13,980      23,300

---------------

(1) The indicated number of shares of restricted common stock vest at the Threshold, Target and Maximum levels only if total stockholder return equals or exceeds 40%, 65% and 90%, respectively within the indicated performance period. Total stockholder return equals stock price appreciation/depreciation, plus any dividends and distributions declared on El Paso's common stock during the relevant period.

  PERFORMANCE UNITS

     This table provides information concerning long-term incentive awards of performance units under El Paso's 2001 Omnibus Incentive Compensation Plan. The grant reflected vests on June 30, 2003, at the end of the indicated maturation performance period, at which time El Paso's total stockholder return is compared to that of its peer group. With respect to the grant, if El Paso's total stockholder return ranks in the first, second, third or fourth quartiles of its peer group, the value of each unit is $150, $100, $50 and $0, respectively. The same performance thresholds and vesting date are applicable to other outstanding awards of performance units under El Paso's 2001 Omnibus Incentive Compensation Plan and 1999 Omnibus Incentive Compensation Plan. The payout, if any, will be made in cash. All the amounts shown are potential assumed amounts. There can be no assurance that El Paso will achieve the results that would lead to final payments under the plan. No other named executive received any performance units during 2002.

                   LONG-TERM INCENTIVE PLAN -- AWARDS IN 2002
                               PERFORMANCE UNITS

                                                                      ESTIMATED PAYOUTS UNDER
                                                                    NON-STOCK PRICE-BASED PLANS
                                                             ------------------------------------------
                                    NUMBER    PERIOD UNTIL     BELOW
                                   OF UNITS    MATURATION    THRESHOLD   THRESHOLD   TARGET    MAXIMUM
NAME                                 (#)       OR PAYOUT        ($)         ($)        ($)       ($)
----                               --------   ------------   ---------   ---------   -------   --------
H. Brent Austin..................    931         1 year       $     0     $46,500    $93,100   $139,650

                                  PENSION PLAN

     Effective January 1, 1997, El Paso amended its pension plan to provide pension benefits under a cash balance plan formula that defines participant benefits in terms of a hypothetical account balance. Prior to adopting a cash balance plan, El Paso provided pension benefits under a plan (the "Prior Plan") that defined monthly benefits based on final average earnings and years of service. Under the cash balance plan, an initial account balance was established for each El Paso employee who was a participant in the Prior Plan on December 31, 1996. The initial account balance was equal to the present value of Prior Plan benefits as of December 31, 1996. At the end of each calendar quarter, participant account balances are increased by an interest credit based on 5-Year Treasury bond yields, subject to a minimum interest credit of 4% per year, plus a pay credit equal to a percentage of salary and bonus. The pay credit percentage is based on the sum of age plus service at the end of the prior calendar year according to the following schedule:

                                                              PAY CREDIT
AGE PLUS SERVICE                                              PERCENTAGE
----------------                                              ----------
Less than 35................................................      4%
35 to 49....................................................      5%
50 to 64....................................................      6%
65 and over.................................................      7%

     Under El Paso's pension plan and applicable Internal Revenue Code provisions, compensation in excess of $200,000 cannot be taken into account and the maximum payable benefit in 2002 was $160,000. Any excess benefits otherwise accruing under El Paso's pension plan are payable under El Paso's Supplemental Benefits Plan. Participants may elect to receive benefits in the form of either a lump sum payment or actuarial equivalent monthly payments over a period of time not less than five years and not more than the participant's remaining life.

     Participants with an initial account balance on January 1, 1997 (including each of the executives named in this Proxy Statement, except Mr. Eads) are provided minimum benefits equal to the Prior Plan benefit accrued as of the end of 2001. The Prior Plan benefit is computed as follows: for each year of credited service up to a total of 30 years, 1.1% of the first $26,800, plus 1.6% of the excess over $26,800, of the participant's average annual earnings during his five years of highest earnings. Upon retirement, the pension benefit equals the greater of the cash balance formula benefit or the Prior Plan benefit accrued as of the end of 2001. Credited service as of December 31, 2001, for each executive named in this Proxy Statement is shown in the table below. Amounts reported under Salary and Bonus for each executive named in this Proxy Statement in the Summary Compensation Table approximate earnings as defined under the pension plan.

     Estimated annual benefits payable from the pension plan and Supplemental Benefits Plan upon retirement at the normal retirement age (age 65) for each executive named in this Proxy Statement is reflected below (based on assumptions that each executive named in this Proxy Statement receives base salary shown in the Summary Compensation Table with no pay increases, receives 75% of maximum annual bonuses beginning with bonuses earned for fiscal year 2003, and cash balances are credited with interest at a rate of 4% per annum):

                                                CREDITED SERVICE    PAY CREDIT    ESTIMATED
                                                AS OF DECEMBER      PERCENTAGE     ANNUAL
NAMED EXECUTIVE                                  31, 2001           DURING 2003   BENEFITS(1)
----------------------------------------------         ---              --         --------
William A. Wise(2)............................          30              7%         $881,725
Ralph Eads(3).................................         N/A             N/A         $      0
H. Brent Austin...............................          15              7%         $270,415
John W. Somerhalder II........................          24              7%         $398,400
Robert G. Phillips............................           6              6%         $180,870

---------------

(1) For Messrs. Wise and Austin, the amounts reflected have been reduced as a result of their participation in the Alternative Benefits Program, as described on page 43 of this Proxy Statement. Prior Plan minimum benefits for Wise and Somerhalder are greater than their projected cash balance benefits at age 65.

(2) The amount reflected for Mr. Wise is his vested pension benefit amount under both the Supplemental Benefits Plan and the tax-qualified pension plan as of his termination date of March 12, 2003, payable commencing at age 65. Mr. Wise has elected to receive his Supplemental Benefits Plan benefit in a lump sum of $15,326,532, minus amounts withheld for taxes. Mr. Wise has the right to elect to receive a single life annuity benefit under the tax-qualified pension plan. If he makes this election, his actual annual benefit under the tax-qualified plan will be $97,533.

(3) Mr. Eads was not vested in his pension benefits upon his termination of employment with El Paso on December 31, 2002.

                               PERFORMANCE GRAPHS

     El Paso has made previous filings and may make future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part. The following graphs, the Audit Committee Report and the Compensation Committee Report on Executive Compensation do not constitute soliciting materials and are not considered filed or incorporated by reference into any other El Paso filing or filing of its subsidiaries or affiliates under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

     The following graph reflects the changes in the value of $100 invested since December 31, 1997 as invested in El Paso's common stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Multi-Utilities & Unregulated Power Index. In the 2002 proxy statement, we provided this comparison through December 31, 2001 against the Standard & Poor's Natural Gas Index, which then included El Paso. This index is no longer published by Standard & Poor's and El Paso is unable independently to recreate this index for periods after December 31, 2001. Accordingly, El Paso is providing this comparison against the Standard & Poor's Multi-Utilities & Unregulated Power Index, which Standard & Poor's recently began to publish. For your information, we have also provided this comparison against the Standard & Poor's Natural Gas Index from December 31, 1997 through December 31, 2001.

                  COMPARISON OF ANNUAL CUMULATIVE TOTAL VALUES
            FROM 1997-2002 FOR EL PASO, THE S&P 500 STOCK INDEX, THE
               S&P MULTI-UTILITIES & UNREGULATED POWER INDEX AND
                  FROM 1997-2001 FOR THE S&P NATURAL GAS INDEX

                              (PERFORMANCE CHART)

-------------------------------------------------------------------------------------
                        12/97      12/98      12/99      12/00      12/01      12/02
-------------------------------------------------------------------------------------
 El Paso               $100.00    $107.00    $121.93    $228.65    $144.76    $ 24.29
 S&P 500 Stock Index   $100.00    $128.58    $155.63    $141.46    $124.65    $ 97.10
 S&P 500
   Multi-Utilities &
   Unregulated Power
   Index               $100.00    $110.63    $121.93    $210.54    $ 46.69    $ 14.75
 S&P Natural Gas
   Index               $100.00    $109.75    $130.59    $229.24    $ 99.41        N/A

     The annual values of each investment are based on the share price appreciation and assume cash dividend reinvestment. The calculations exclude any applicable brokerage commissions and taxes. Cumulative total stockholder return from each investment can be calculated from the annual values given above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The law firm of McDade Fogler Maines, L.L.P. provided legal services to El Paso in fiscal year 2002. Thomas R. McDade, a director of El Paso, is a senior partner of that law firm. In fiscal year 2002, El Paso paid McDade Fogler Maines, L.L.P. approximately $156,757 for legal services rendered by that law firm to El Paso. The Board has determined that the engagement of Mr. McDade's firm to represent El Paso and its subsidiaries will be limited to existing legal matters only and his firm will not receive additional work from El Paso or its subsidiaries.

     Mr. Wise's two sons-in-law and a sister-in-law were employed by El Paso or its subsidiaries during fiscal year 2002 and earned and/or received compensation in the amount of $74,174, $170,531 and $62,779, respectively.

     Mr. Phillips's brother was employed by El Paso or its subsidiaries during fiscal year 2002 and earned and/or received compensation in the amount of $147,504.

     See "Employment Contracts, Termination of Employment and Change in Control Arrangements and Director Indemnification Agreements" starting on page 39 of this Proxy Statement for information related to loans to certain executives officers named in this Proxy Statement. El Paso does not have any continuing lines of credit for loans to its executive officers.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     El Paso's executive officer compensation program is administered and reviewed by the Compensation Committee. The Compensation Committee currently consists of Messrs. Bissell, Dunlap, Talbert, Whitmire and Wyatt. Messrs. Dunlap, Talbert and Whitmire became members of the Compensation Committee in 2003 and did not participate in the actions described in this report. The Compensation Committee has neither interlocks nor insider participation.

POLICIES AND MISSION

     The Compensation Committee has determined that the compensation program of executive officers should not only be adequate to attract, motivate and retain competent executive personnel, but should also be directly and materially related to the short-term and long-term objectives and operating performance of El Paso. To achieve these ends, executive compensation (including base salary, year-end bonus, restricted stock awards, stock option grants and other long-term incentive awards) is, to a significant extent, dependent upon El Paso's financial performance and the return on its common stock (by virtue of grants to executives of restricted stock, options, and performance units, the values of which are dependent upon the value of El Paso's common stock). However, to ensure that El Paso is strategically and competitively positioned for the future, the Compensation Committee also has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, increasing liquidity, accessing capital markets, reducing leverage, strengthening and simplifying the balance sheet, pursuing growth opportunities and achieving other long-range business and operating objectives.

     In order to determine appropriate levels of executive compensation, the Compensation Committee periodically conducts a thorough competitive evaluation, reviews proprietary and proxy information, and consults with and receives advice from an independent compensation consulting firm. The Compensation Committee also considers relevant industry and market changes when evaluating El Paso's performance as well as each individual executive's performance. The independent consulting firm provides data and information that compares El Paso with a peer group of companies for evaluation purposes. The peer group consists of a majority of the companies included in the S&P Multi-Utilities & Unregulated Power Index (reflected in the Performance Graphs found on page 34 of this Proxy Statement) along with certain additional companies which the consulting firm and the Compensation Committee believe represent El Paso's most direct competition for executive talent.

     A primary mission of the Compensation Committee is to ensure that each executive officer's compensation is directly related both to individual performance and the performance of El Paso and its common stock. To reach these objectives, the Compensation Committee has established an executive compensation program with a strong performance-based orientation. In particular, the Compensation Committee has determined, in consultation with the independent consulting firm, that if El Paso and the individuals have performed at an exceptional level, the value of long-term incentive awards for executive officers, including the CEO, should be targeted at approximately the top quartile of the peer group. These long-term incentive awards should tie directly to the performance of the common stock and consist of approximately 50% in stock options and 50% in performance units, and the value of these awards is tied directly to El Paso's common stock price. The Compensation Committee, in consultation with the independent executive compensation consulting firm, has determined that with respect to cash compensation, the base salary of executive officers should be targeted at or near the 60th percentile of the peer group (described above). Total cash compensation under El Paso's current plans can reach approximately the 75th percentile of such peer group with the year-end incentive bonuses, and somewhat higher in the case of truly exceptional performance. The Compensation Committee has not designated specific circumstances which constitute truly exceptional performance. Determinations as to whether individual performance is truly exceptional are made by the Compensation Committee in its discretion based on its business judgement, not on specific criteria. Target annual cash bonuses, depending upon El Paso and individual performance, could range from 0% to 120% of base salary for Mr. Wise, from 0% to 95% for Messrs. Austin and Somerhalder, and from 0% to 70% for Mr. Phillips. In the case of truly exceptional individual and El Paso performance, the actual annual bonuses could be up to 200% of the target bonus. Based on objectives established each year (which, as described below, did not include a goal with respect to El Paso common stock price in 2002), the Compensation Committee determines the specific percentage cash bonus to be awarded to each recipient based upon both El Paso's and the individual executive's performance. For the reasons discussed below, the Compensation Committee determined that no cash annual incentive award would be granted for fiscal year 2002 for executive officers.

     While Mr. Wise had a pre-existing employment agreement with El Paso, as described on page 39 of this Proxy Statement, his compensation and benefits were determined under El Paso plans and programs in effect from time to time in accordance with the policies described above.

     Section 162(m) of the IRC was enacted in 1993 and generally affects El Paso's federal income tax deduction for compensation paid to El Paso's CEO and four other highest paid executive officers. To the extent compensation is "performance-based" within the meaning of Section 162(m), the Section's limitations will not apply. Since 1993, the Board of Directors has adopted, and the stockholders have approved, certain El Paso compensation plans, which have been structured to qualify as performance-based compensation under Section 162(m). In addition to requiring and encouraging stock ownership by El Paso executives, these plans are designed to allow the Compensation Committee to provide appropriate compensation when certain performance goals have been achieved. While the Compensation Committee strives to make awards under El Paso plans that are intended to qualify as performance-based compensation under
Section 162(m), it is possible under certain circumstances that some portion of the compensation paid to El Paso's CEO and other executive officers will not meet the standards of deductibility under Section 162(m). The Compensation Committee reserves the right to award compensation which does not qualify as performance-based under Section 162(m) if it determines that such awards are necessary to provide a competitive compensation package to attract and retain qualified executive talent.

EL PASO PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee reviewed El Paso's 2002 financial goals and non-financial goals. The financial goals consisted of earnings before interest and taxes, earnings per share, after-tax return on common equity, cash flow, operating and maintenance cost objectives, and debt to total capitalization ratio. El Paso's 2002 non-financial goals consisted of implementing a balance sheet enhancement plan to rationalize assets and reduce indebtedness, addressing California issues at the Federal Energy Regulatory Commission and elsewhere, and achieving certain specific goals for each business unit. For the regulated pipeline business segment, these goals consisted of maximizing the productivity of assets, recontracting capacity that had been turned back to the pipeline and capitalizing on growth opportunities in the pipeline industry. For the Merchant Energy group, these goals included gaining efficiencies through completion of certain asset divestitures, implementing reorganization plans to streamline business and reduce costs, implementing certain risk management and control systems and procedures, and pursuing development of global LNG strategies. For El Paso's Field Services business, these goals included utilizing El Paso Energy Partners for infrastructure growth for the mid-stream business, implementing asset performance teams and enhancing customer service, and realizing synergies with other business units. For the exploration and production business segment, these goals included maximizing production and adding additional low-cost reserves. In addition, each business unit had specific operational goals, primarily continued enhancement of safety programs.

     After analyzing these goals and El Paso's performance, the Compensation Committee hereby certifies that El Paso has attained the necessary performance goals for the 2002 performance period to make incentive awards under El Paso's 2001 Omnibus Incentive Compensation Plan; however, the Compensation Committee determined that the incentive bonuses for the 2002 performance period be paid at a level substantially below that which was implemented in the previous year. The performance goals that the Compensation Committee found to have been attained consisted of revenue and cash flow goals, as well as substantially all of the non-financial goals. Although the attainment of all performance targets is not required, all such performance targets are evaluated to determine the maximum incentive award opportunity in a given year and what incentive awards are actually made. The Compensation Committee does not assign relative weights to each of the factors and criteria used in determining executive compensation. Moreover, any publication of sensitive and proprietary quantifiable targets and other specific goals for both El Paso and the CEO which are established and applied each year could adversely affect El Paso.

     The Compensation Committee, consistent with its policies and mission, reviewed internal and external factors to determine the appropriate compensation for Mr. Wise and other executive officers of El Paso for 2002. The Committee considered business, legal and political challenges surrounding the energy industry in general, and El Paso in particular during 2002, and reviewed the CEO's and senior management's responses to those challenges. In light of El Paso's disappointing overall business performance, the Committee concluded that the CEO should not receive an annual incentive award for the year.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

     The Compensation Committee, in consultation with an independent consulting firm, applied the information and performance factors outlined above in reviewing and approving the compensation of El Paso's other executive officers. In light of El Paso's disappointing overall business performance, the Compensation Committee had previously determined to eliminate the 2002 cash incentive compensation awards for certain executive officers, and to reduce the cash incentive compensation awards for all other officers and employees. In addition, with the exception of Mr. Austin, no stock options, shares of restricted common stock, or performance units were granted in 2002 to executive officers. In connection with the significant increase in responsibilities to the position of President and Chief Operating Officer, the Compensation Committee increased Mr. Austin's base salary and granted a number of options, performance-based restricted common stock and performance units in accordance with the targets and formulas recommended by El Paso's independent executive compensation consulting firm. The Compensation Committee, in consultation with the independent consulting firm, determined that the current base salaries and annual incentive award eligibility for the other named executive officers continued to be appropriate and should remain unchanged.

           THE 2002 COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Byron Allumbaugh  John M. Bissell  James F. Gibbons  Joe B. Wyatt
   (Chairman)        (Member)          (Member)        (Member)

                             AUDIT COMMITTEE REPORT

     All members of the Audit Committee are independent, as that term is defined under Section 10A of the Securities Exchange Act of 1934, and the rules recently adopted by the Securities and Exchange Commission and amendments to the NYSE listing standards. Each member of the Audit Committee is also financially literate, as that qualification is interpreted by El Paso's Board of Directors in its business judgment. Further, Mr. Goldman qualifies and is designated as the "audit committee financial expert," serving on the Audit Committee as such term is defined in rules adopted by the Securities and Exchange Commission and interpreted by El Paso's Board. The Audit Committee currently consists of Messrs. Braniff, Bissell, Goldman, MacNeil and Wallop. Mr. Bissell became a member of the Audit Committee on January 1, 2003 and Mr. Goldman became a member of the Audit Committee on February 1, 2003.

POLICIES AND MISSION

     The Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities to ensure the integrity of El Paso's financial statements, El Paso's compliance with legal and regulatory requirements, and the independent accountant's appointment, compensation, qualifications, independence and performance. The Audit Committee also reviews risk management and internal audit procedures with the head of El Paso's internal audit, and engages in any necessary private sessions with El Paso's internal audit and independent accountants. The Audit Committee is directly responsible for the appointment, termination, compensation and oversight of the work of the independent accounting firm engaged by El Paso (including resolution of potential disputes between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent accountant reports directly to the Audit Committee. All auditing services and permitted non-audit services provided to El Paso by the independent accountant will be pre-approved by the Audit Committee in accordance with applicable law. These responsibilities do not preclude the Audit Committee from obtaining the input of management, but these responsibilities may not be delegated to management.

AUDIT COMMITTEE STATEMENT

     The Audit Committee, consistent with its policies and mission, has adopted a charter, which is included as Exhibit A to this Proxy Statement. The Audit Committee has reviewed and discussed the audited financial statements with El Paso management; discussed with the independent accountants the matters required to be discussed by Statements of Accounting Standards 61 (Codification of Statements on Auditing Standards), as modified or supplemented; received a written disclosure letter from El Paso's independent certified public accountants as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with the independent certified public accountants the independent accountant's independence; and based on the preceding review and discussions contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in El Paso's Annual Report on Form 10-K for the 2002 fiscal year for filing with the Securities and Exchange Commission.

     El Paso's management is responsible for El Paso's financial reporting process, internal audit process, and the preparation of El Paso's financial statements. El Paso's independent accountants are responsible for auditing those financial statements. The Audit Committee monitors and reviews these processes and does not conduct auditing or accounting reviews or procedures. The Audit Committee meets with management and the independent accountant to discuss the financial statements, and relies on El Paso's management's representation that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, and on the representations of El Paso's independent accountants included in their report on El Paso's financial statements.

        CURRENT MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Juan Carlos Braniff  John M. Bissell  Robert W. Goldman  J. Carleton MacNeil, Jr.  Malcolm Wallop
    (Chairman)          (Member)          (Member)               (Member)             (Member)

            EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE
        IN CONTROL ARRANGEMENTS AND DIRECTOR INDEMNIFICATION AGREEMENTS

EMPLOYMENT AGREEMENTS

     William A. Wise. El Paso terminated the employment of William A. Wise as Chief Executive Officer and Chairman of the Board of Directors effective as of March 12, 2003, and appointed Ronald L. Kuehn, Jr. as his successor pending selection of a permanent Chief Executive Officer. Under the terms of his pre-existing employment agreement, Mr. Wise will receive severance benefits for the remaining three-year term of his agreement consisting of his annual salary of $1,430,004, an annual bonus in the amount of $1,716,004, service credit and age credit for pension benefits and continued medical, dental and vision insurance. Mr. Wise's legal counsel has indicated that Mr. Wise may assert that he is entitled to additional perquisites under the terms of his pre-existing employment agreement. Mr. Wise will not be entitled to receive benefits under his employment agreement that otherwise would arise in connection with any future change in control of El Paso. Any salary, bonus, or benefits received by Mr. Wise in connection with any full-time employment during the remaining three-year term will reduce the salary, bonus, or benefits payable to Mr. Wise under the terms of his agreement. In connection with his termination, El Paso will transfer ownership of Mr. Wise's company-owned automobile to Mr. Wise and purchase his Houston residence, if requested to do so within two years of his termination, at the greater of its appraised value or the amount of Mr. Wise's investment. In 1997, El Paso loaned Mr. Wise $1,564,000 with interest at 6.8% for the purchase of his Houston residence. On March 19, 2003, Mr. Wise repaid this loan in full with accrued interest, consisting of $1,564,000 in principal and $617,436 in interest. In 2001, El Paso loaned Mr. Wise $7,332,195 with interest at 4.99% to fund Mr. Wise's exercise of options to purchase El Paso common stock. This outstanding loan obligation became payable by Mr. Wise in full upon his termination. On April 23, 2003, Mr. Wise repaid this loan in full with accrued interest, consisting of $7,332,195 in principal and $594,549 in interest. In addition, Mr. Wise held 1,887,917 vested stock options as of his date of termination. These options are exercisable by Mr. Wise through March 12, 2006, unless they expire earlier in accordance with their terms. Any portion of these options not exercised by March 12, 2006 or any earlier applicable expiration date will be forfeited on that date. Of these 1,887,917 stock options, 100,000 will be converted automatically into shares of El Paso common stock on October 25, 2003, unless exercised earlier by Mr. Wise, with the value per option equal to the fair market value of El Paso common stock on October 25, 2003. Mr. Wise forfeited 258,333 unvested stock options when he ceased to be an employee of El Paso on March 12, 2003. In addition, as described in footnote (3) to the Summary Compensation Table, 491,639 shares of restricted stock held by Mr. Wise as of his date of termination became vested as of that date, and 139,609 shares of restricted stock were forfeited as of that date. Mr. Wise also became vested in 33,281 performance units, the value of which, if any, is payable at the end of the performance cycle in June 2003, and forfeited 2,219 performance units.

     Ronald L. Kuehn, Jr. As part of the merger with Sonat, El Paso entered into a termination and consulting agreement with Ronald L. Kuehn, Jr., dated October 25, 1999. Under this agreement, Mr. Kuehn served as the non-executive Chairman of El Paso's Board of Directors through December 31, 2000, and received a fee of $20,833 per month from October 25, 1999 through December 31, 2000. In addition, Mr. Kuehn received the perquisites that were available to him prior to the merger with Sonat pursuant to this agreement, as well as non-cash compensation available to other non-employee directors. Starting on October 25, 1999, and for the remainder of his life, Mr. Kuehn will receive certain ancillary benefits made available to him prior to the merger with Sonat, including the provision of office space and related services, and payment of life insurance premiums sufficient to provide a death benefit equal to four times his base pay as in effect immediately prior to October 25, 1999. Mr. Kuehn and his eligible dependents will also receive retiree medical coverage. El Paso maintained a collateral assignment split-dollar life insurance policy to provide for the death benefit for Mr. Kuehn to satisfy its obligation to provide the life insurance referenced above. In January 2003, El Paso released the collateral assignment on the policy. El Paso recovered $1,116,303 from the policy's cash surrender value for premiums paid by El Paso and its predecessors for Mr. Kuehn under the policy and gave up the right to recoup $881,588, which was left in the policy to provide coverage under the policy until age 95. The release of the collateral assignment and the right to recoup $881,588 was treated as a transfer of property to Mr. Kuehn subject to ordinary income tax. El Paso paid Mr. Kuehn $619,723 to satisfy the tax liabilities related to the transfer of the policy. In March 2003, Mr. Kuehn replaced Mr. Wise as Chief Executive Officer of El Paso. At that time, El Paso entered into an employment agreement with Mr. Kuehn effective upon his appointment as Chief Executive Officer of El Paso. Mr. Kuehn also serves as Chairman of the Board of El Paso. Compensation and benefits for Mr. Kuehn are determined under El Paso's benefit plans and programs in effect from time to time, with exceptions as specified in the employment agreement. Mr. Kuehn will receive a monthly salary of $100,000 and he is eligible to earn a target bonus amount equal to 100% of his annual salary based on El Paso's and his performance as determined by the Compensation Committee. Mr. Kuehn's bonus, if any, will be paid on the earlier of (i) the first anniversary of the agreement, (ii) the date El Paso pays its annual bonus to the named executive officers or (iii) the date a permanent Chief Executive Officer's appointment with El Paso begins, in which latter case Mr. Kuehn will receive a pro-rated portion of his bonus based on the number of months he served as the interim Chief Executive Officer. Mr. Kuehn's employment agreement also provides for an award of 125,000 nonqualified stock options to purchase shares of common stock and 50,000 shares of restricted stock of El Paso under the 2001 Omnibus Incentive Compensation Plan. These awards vest on the earlier of (i) the first anniversary of the agreement, or (ii) the date a permanent Chief Executive Officer's appointment with El Paso begins; otherwise, all other terms of the awards are governed under the plan from which the awards were granted. Mr. Kuehn is not eligible to participate in the Key Executive Severance Protection Plan under his employment agreement. Mr. Kuehn's employment agreement also provides that El Paso will maintain a corporate apartment for him in Houston, Texas on a tax-neutral basis. If Mr. Kuehn's employment is terminated involuntarily without "cause," or is voluntarily terminated by Mr. Kuehn for "good reason," Mr. Kuehn will receive one month's salary in addition to any earned but unpaid salary and benefits. If such termination occurs prior to the appointment of a permanent Chief Executive Officer, Mr. Kuehn will receive a pro rated portion of his bonus assuming all performance objectives were fully met, his stock options will vest and any restrictions on his restricted stock will lapse. If Mr. Kuehn's employment is terminated because of death, disability, involuntarily termination for "cause" or is voluntarily terminated by Mr. Kuehn for other than "good reason," Mr. Kuehn's right to receive his salary shall cease on the date of termination of his employment and his right to receive benefits will be determined according to the terms of El Paso's applicable plans.

     Ralph Eads. Ralph Eads left El Paso pursuant to an agreement entered into with El Paso effective December 31, 2002. Mr. Eads received a severance payment in the amount of $700,008 under the agreement. In addition, the agreement provides that Mr. Eads is entitled to receive a payment of $233,333 for each of three predetermined performance targets achieved by El Paso in connection with its success in exiting its energy trading business during 2003. The performance targets measure, respectively, the general and administrative costs for the El Paso Merchant Energy Group, the value at risk for the El Paso Merchant Energy Group, and the gross value of liabilities for the El Paso Merchant Energy Group. If Mr. Eads is entitled to receive any payment(s) by reason of El Paso's achievement of one or more of these performance targets, such payment(s) will be made within 90 days of the end of the calendar quarter within which the particular target was achieved. In addition, Mr. Eads held 504,668 vested stock options as of his date of termination. These options are exercisable by Mr. Eads through December 31, 2003. Any portion of these options not exercised by December 31, 2003 will be forfeited on that date. Of these 504,668 stock options, 25,000 will be converted automatically into shares of El Paso common stock on October 25, 2003, unless exercised earlier by Mr. Eads, and Mr. Eads will receive the cash value of this conversion in a lump sum on or before November 30, 2003, with the value per option equal to the fair market value of El Paso common stock on October 25, 2003. In addition, as described in footnote
(3) to the Summary Compensation Table, 153,128 shares of restricted stock held by Mr. Eads on his date of termination became vested as of that date, and 35,466 shares of restricted stock were forfeited as of that date. Mr. Eads also became vested in 13,125 performance units, the value of which, if any, is payable at the end of the performance cycle in June 2003, and forfeited 1,875 performance units. In March 2003, $67,938, representing Mr. Eads' total retirement benefit under El Paso's Retirement Savings Plan and Supplemental Benefits Plan, was distributed to Mr. Eads. In addition, El Paso permitted Mr. Eads to retain two personal computers and related equipment provided to him during his employment. Mr. Eads was also paid $64,423 for his unused Paid Time Off credits. Mr. Eads also is entitled to elect COBRA continuation coverage as provided under applicable law.

BENEFIT PLANS

     Severance Pay Plan. The Severance Pay Plan is a broad-based employee plan providing severance benefits following a "qualifying termination" for all salaried employees of El Paso and certain of its subsidiaries. The plan also includes an executive supplement, which provides enhanced severance benefits for certain executive officers of El Paso and certain of its subsidiaries, including Messrs. Austin, Phillips and Somerhalder. The enhanced severance benefits available under the supplement include an amount equal to two times the sum of the officer's annual salary, including annual target bonus amounts as specified in the plan. A qualifying termination includes an involuntary termination of the officer as a result of the elimination of the officer's position or a reduction in force and a termination for "good reason" (as defined under the plan). In the event the Severance Pay Plan is terminated, the executive supplement will continue as a separate plan unless the action terminating the Severance Pay Plan explicitly terminates the supplement. The executive supplement of the Severance Pay Plan terminates on January 1, 2005, unless extended. In the event of a "change in control" (as defined in the Key Executive Severance Protection Plan), participants whose termination of employment entitles them to severance pay under the executive supplement and the Key Executive Severance Protection Plan will receive severance pay under the Key Executive Severance Protection Plan, rather than under the executive supplement.

     Key Executive Severance Protection Plan. This plan, initially adopted in 1992, provides severance benefits following a "change in control" of El Paso for certain officers of El Paso and certain of its subsidiaries, including each of the named executives in this Proxy Statement (except for Messrs. Wise and Eads who are no longer employees). The benefits of the plan include: (1) an amount equal to three times the participant's annual salary, including maximum bonus amounts as specified in the plan; (2) continuation of life and health insurance for an 18-month period following termination; (3) a supplemental pension payment calculated by adding three years of additional credited pension service; (4) additional payments to the terminated employee to cover excise taxes if the payments made under the plan are subject to excise taxes on golden parachute payments (we do not believe that any such excise tax payments will arise in connection with an election of the Zilkha/Wyatt nominees); and (5) payment of legal fees and expenses incurred by the employee to enforce any rights or benefits under the plan. Benefits are payable for any termination of employment for a participant in the plan within two years of the date of a change in control, except where termination is by reason of death, disability, for cause or instituted by the employee for other than "good reason," as described below under "-- Possible Effects of Election of the Zilkha/Wyatt Nominees on Change in Control Arrangements." A change in control occurs if: (i) any person or entity becomes the beneficial owner of 20% or more of El Paso's common stock; (ii) any person or entity (other than El Paso) purchases the common stock by way of a tender or exchange offer; (iii) El Paso stockholders approve a merger or consolidation, sale or disposition or a plan of liquidation or dissolution of all or substantially all of El Paso's assets; or (iv) if over a two-year period a majority of the members of the Board of Directors at the beginning of the period cease to be directors. A change in control has not occurred if El Paso is involved in a merger, consolidation or sale of assets in which the same stockholders of El Paso before the transaction own 80% of the outstanding common stock after the transaction is complete. This plan generally may be amended or terminated at any time, provided that no amendment or termination may impair participants' rights under the plan or be made following the occurrence of a change in control. This plan has been closed to new participants, unless the Board determines otherwise. Approximately 40 current El Paso officers participate in this plan.

     Employee Severance Protection Plan. This plan, initially adopted in 1992, provides severance benefits following a "change in control" (as defined in the Key Executive Severance Protection Plan) of El Paso for certain salaried, non-executive employees of El Paso and certain of its subsidiaries. The benefits of the plan include: (1) severance pay based on the formula described below, up to a maximum of two times the participant's annual salary, including maximum bonus amounts as specified in the plan; (2) continuation of life and health insurance for an 18-month period following termination (plus an additional payment, if necessary, equal to any additional income tax imposed on the participant by reason of his or her continued health and life insurance coverage); and (3) payment of legal fees and expenses incurred by the employee to enforce any rights or benefits under the plan. The formula by which severance pay is calculated under the plan consists of the sum of: (i) one-twelfth of a participant's annual salary and maximum bonus for every $7,000 of his or her annual salary and maximum bonus, but no less than five-twelfths nor more than the entire salary and bonus amount, and (ii) one-twelfth of a participant's annual salary and maximum bonus for every year of service performed immediately prior to a change in control. Benefits are payable for any termination of employment for a participant in the plan within two years of the date of a change in control, except where termination is by reason of death, disability, for cause or instituted by the employee for other than "good reason" (as defined in the plan). This plan generally may be amended or terminated at any time, provided that no amendment or termination may impair participants' rights under the plan or be made following the occurrence of a change in control. This plan has been closed to new participants, unless the Board determines otherwise. Approximately 1,000 current El Paso employees participate in this plan.

     Supplemental Benefits Plan. This plan provides for certain benefits to officers and key management employees of El Paso and its subsidiaries. The benefits include: (1) a credit equal to the amount that a participant did not receive under El Paso's pension plan because the pension plan does not consider deferred compensation (whether in deferred cash or deferred restricted common stock) for purposes of calculating benefits and eligible compensation is subject to certain Internal Revenue Code limitations; and (2) a credit equal to the amount of El Paso's matching contribution to El Paso's Retirement Savings Plan that cannot be made because of a participant's deferred compensation and Internal Revenue Code limitations. The plan may not be terminated so long as the pension plan and/or Retirement Savings Plan remain in effect. The management committee of this plan designates who may participate and also administers the plan. Benefits under El Paso's Supplemental Benefits Plan are paid upon termination of employment in a lump-sum payment, in annuity or in periodic installments. In the event of a change in control (as defined under the Key Executive Severance Protection Plan), the supplemental pension benefits become fully vested and nonforfeitable.

     Deferred Compensation Plan. This plan allowed eligible executives and key management employees of El Paso and its subsidiaries to defer all or a portion of their base salaries and any other deferrals (including certain equity awards) made in accordance with certain of El Paso's compensation plans. The management committee of this plan designated the executives and key management employees who participated. Amounts deferred were payable upon termination of employment in a lump-sum payment or in periodic installments, except that the management committee could, in its discretion, accelerate payments. Any amounts deferred were credited with interest, gains/losses based on investments or other indices specified by the management committee. This plan was terminated effective as of November 15, 2002, and all deferred amounts (net of applicable withholdings) were distributed to the participants.

     Senior Executive Survivor Benefits Plan. This plan provides certain senior executives (including each of the named executives in this Proxy Statement, except for Messrs. Wise and Eads) of El Paso and its subsidiaries who are designated by the plan administrator with survivor benefit coverage in lieu of the coverage provided generally for employees under El Paso's group life insurance plan. The amount of benefits provided, on an after-tax basis, is two and one-half times the executive's annual salary. Benefits are payable in installments over 30 months beginning within 31 days after the executive's death, except that the plan administrator may, in its discretion, accelerate payments.

     Domestic Relocation Plan. El Paso had a Domestic Relocation Plan, under which El Paso was obligated, upon the termination of employment of the executives (except Messrs. Eads and Phillips) named in this Proxy Statement (as a result of death, retirement, permanent disability or as otherwise determined by the senior functional officer of Human Resources and Administration) or in the event of a "change in control," as defined earlier under the Key Executive Severance Protection Plan, to purchase their residences in Houston which they acquired during El Paso's relocation from El Paso to Houston in 1997.

     Alternative Benefits Program (ABP). In 2001, Messrs. Wise and Austin reduced the balance of certain compensation payable to them under the Supplemental Benefits Plan by $5,000,000 and $600,000 respectively, in exchange for the right to participate in the ABP. In 2002, Mr. Allumbaugh reduced the balance of certain compensation payable to him under the 1995 Compensation Plan for Non-Employee Directors by $1,820,000 in exchange for the right to participate in the ABP. The program provides for a loan to purchase a life insurance policy under a family trust. The amount of the loans to Messrs. Wise, Austin and Allumbaugh were $9,000,000, $1,080,000 and $3,276,000, respectively. The trust is the named beneficiary under the life insurance policy, and the loan with accrued interest will be repaid, on an after-tax basis, with proceeds of the policy after the participant's, or his spouse's death, whichever is later. The compensation that was reduced had been awarded in prior years and was disclosed as required in earlier proxy statements of El Paso. The cost of this program will not exceed the cost El Paso would have paid as compensation with respect to the reduced amounts. In 2002, the annual value of the policy to Mr. Allumbaugh of $2,874 was imputed as income. Amounts of $2,523 and $67, respectively, were imputed as income in 2002 for Messrs. Wise and Austin and are included, to the extent required under the rules of the SEC, in the "Other Annual Compensation" column of the Summary Compensation Table. This program is now closed to new participants.

DIRECTOR INDEMNIFICATION AGREEMENTS

     El Paso has entered into indemnification agreements with each member of the Board of Directors as part of El Paso's indemnification program and in order to enable El Paso to attract and retain qualified directors. The indemnification agreements provide for payment of reasonable expenses (including attorneys' fees) incurred by each of the directors in defending a proceeding related to their service as a director in advance of its final disposition. El Paso may maintain insurance, enter into contracts, create a trust fund or use other means available to ensure payment of any indemnity payments and expense advances. In the event of a change in control, El Paso is obligated to pay the costs of independent legal counsel who will be selected to provide legal advice with respect to all matters concerning the rights of each director to indemnity payments and expense advances after any such change in control.

BENEFITS PROTECTION TRUST AGREEMENT

     El Paso maintains a trust for the purpose of funding certain of its employee benefit plans (including the Key Executive Severance Protection Plan). The trust consists of a trustee expense account, which is used to pay the fees and expenses of the trustee, and a benefit account, which is used to make payments to participants and beneficiaries in the participating plans. The trust is revocable by El Paso at any time before a "threatened change in control" (which is generally defined to include the commencement of actions that would lead to a "change in control" (as defined under the Key Executive Severance Protection Plan)) as to assets held in the trustee expense account, but is not revocable as to assets held in the benefit account at any time. The trust generally becomes fully irrevocable as to assets held in the trust upon a threatened change in control. El Paso has determined that the filing of a definitive proxy statement with the SEC by Mr. Zilkha would constitute a threatened change in control. The trust is a grantor trust for federal tax purposes, and assets of the trust are subject to claims by El Paso's general creditors in preference to the claims of plan participants and beneficiaries. Upon a threatened change in control, El Paso must deliver $1.5 million in cash to the trustee expense account and must generally maintain the funding level of the trustee expense account at $2 million. In addition, after a change in control occurs, if the trustee determines that the amounts held in the trust are not sufficient to pay all benefits payable (whether on a current or on a deferred basis) under the plans participating in the trust, the trustee must make a written demand on El Paso to deliver to the benefit account assets sufficient to pay all benefits payable (whether currently or on a deferred basis) under the plans participating in the trust. It is presently estimated, based on certain assumptions and data available as of a recent date, that if a change in control occurs on the date of the Annual Meeting, the amount required to be delivered to the trust could be more than $123 million, inclusive of the more than $75 million potentially payable (for base salary and bonus) in the event of terminations of all executive officers covered by the Key Executive Severance Plan as described below under "-- Possible Effects of Election of the Zilkha/Wyatt Nominees on Change in Control Arrangements." The trust generally may be amended or terminated at any time, provided that no amendment or termination may result, directly or indirectly, in the return of any assets of the benefit account to El Paso prior to the satisfaction of all liabilities under the participating plans, and no amendment may be made unless El Paso, in its reasonable discretion, believes that such amendment would have no material adverse effect on the amount of benefits payable under the trust to participants. In addition, no amendment may be made after the occurrence of a change in control which would (i) permit El Paso to withdraw any assets from the trustee expense account, (ii) directly or indirectly reduce or restrict the trustee's rights and duties under the trust, or (iii) permit El Paso to remove the trustee following the date of the change in control.

EQUITY COMPENSATION PLAN INFORMATION TABLE

     The following table provides information concerning equity compensation plans as of December 31, 2002, that have been approved by stockholders and equity compensation plans that have not been approved by stockholders. The table includes (a) the number of securities to be issued upon exercise of options, warrants and rights outstanding under the equity compensation plans, (b) the weighted-average exercise price of all outstanding options, warrants and rights, and (c) additional shares available for future grants under all of El Paso's equity compensation plans.

                                              (A)                  (B)                  (C)
                                      -------------------   -----------------   --------------------
                                                                                     NUMBER OF
                                                                                     SECURITIES
                                           NUMBER OF            WEIGHTED-       REMAINING AVAILABLE
                                       SECURITIES TO BE     AVERAGE EXERCISE    FOR FUTURE ISSUANCE
                                          ISSUED UPON           PRICE OF            UNDER EQUITY
                                          EXERCISE OF          OUTSTANDING       COMPENSATION PLANS
                                          OUTSTANDING           OPTIONS,             (EXCLUDING
                                       OPTIONS, WARRANTS      WARRANTS AND      SECURITIES REFLECTED
PLAN CATEGORY                            AND RIGHTS(1)           RIGHTS            IN COLUMN (A))
-------------                         -------------------   -----------------   --------------------
Equity compensation plans approved
  by stockholders...................       7,820,635             $40.904              7,087,410(2)
Equity compensation plans not
  approved by stockholders..........      32,107,007             $52.562             19,775,268(3)
                                          ----------                                 ----------
Total...............................      39,927,642                                 26,862,678
                                          ==========                                 ==========

---------------

(1) Column (a) does not include 3,279,772 shares with a weighted-average exercise price of $35.788 per share which were assumed by El Paso under the Executive Award Plan of Sonat Inc. as a result of the merger with Sonat in October 1999. The Executive Award Plan of Sonat Inc. has been terminated and no future awards can be made under it.

(2) In column (c), equity compensation plans approved by stockholders include 2,831,050 shares available for future issuance under the Employee Stock Purchase Plan.

(3) In column (c), equity compensation plans not approved by stockholders include 69,250 shares available for future awards granted under the Restricted Stock Award Plan for Management Employees.

STOCKHOLDER APPROVED PLANS

     2001 Omnibus Incentive Compensation Plan. This plan provides for the grant to officers and key employees of El Paso and its subsidiaries of stock options, stock appreciation rights, limited stock appreciation rights, performance units and restricted stock. A maximum of 6,000,000 shares in the aggregate may be subject to awards under this plan. The plan administrator designates which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. If a "change in control" (defined in substantially the same manner as under the Key Executive Severance Protection Plan) occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; (3) designated amounts of performance units become fully vested; (4) all restrictions placed on awards of restricted common stock automatically lapse; and (5) the current year's maximum incentive award for each officer participating in the plan becomes fully payable within 30 days, except that no incentive award will become payable in connection with a change in control that results solely from a change to the Board of Directors of El Paso. The plan generally may be amended or terminated at any time. Any amendment following a change in control that impairs participants' rights requires participant consent.

     1999 Omnibus Incentive Compensation Plan. This plan provided for the grant to officers and key employees of El Paso and its subsidiaries of stock options, stock appreciation rights, limited stock appreciation rights, performance units and restricted stock. This plan was replaced by the 2001 Omnibus Incentive Compensation Plan. Although this plan has been terminated with respect to new grants, certain shares of restricted common stock and performance units remain outstanding under it. If a "change in control" of El Paso occurs, all restrictions placed on restricted common stock lapse and designated amounts of performance units become fully vested. For purposes of the plan, the term "change in control" has the same meaning given such term in the Key Executive Severance Protection Plan.

     1995 Incentive Compensation Plan. This plan provided that awards of cash and/or shares of restricted common stock could be granted to eligible officers of El Paso and its subsidiaries. This plan was replaced by the 1999 Omnibus Incentive Compensation Plan. Although this plan has been terminated with respect to new grants, certain shares of restricted common stock remain outstanding under it. If a "change in control" of El Paso occurs, all restrictions placed on restricted common stock lapse. For purposes of the plan, the term "change in control" has the same meaning given such term in the Key Executive Severance Protection Plan.

     1995 Omnibus Compensation Plan. This plan provided that stock options, stock appreciation rights, limited stock appreciation rights, performance units and restricted stock could be granted to officers and key employees of El Paso and its subsidiaries. This plan was replaced by the 1999 Omnibus Incentive Compensation Plan. Although this plan has been terminated with respect to any new grants, certain stock options remain outstanding under it. If a "change in control" of El Paso under this plan occurs, all outstanding stock options become fully exercisable. For purposes of this plan, the term "change in control" is defined in the Key Executive Severance Protection Plan.

     Omnibus Compensation Plan. This plan provided for the grant of stock options, stock appreciation rights, limited stock appreciation rights, performance share units and restricted common stock to officers and key employees of El Paso and its subsidiaries. This plan was replaced by the 1995 Omnibus Compensation Plan. Although this plan has been terminated with respect to any new grants, certain stock options remain outstanding under it. Pursuant to the terms of the plan, if a "change in control" of El Paso occurs, all outstanding stock options become fully exercisable. For purposes of the plan, the term "change in control" has the same meaning given such term in the Key Executive Severance Protection Plan, except that the definition does not contain the exclusion dealing with mergers, consolidations or sales of assets of El Paso in connection with a corporate restructuring of El Paso.

NON-STOCKHOLDER APPROVED PLANS

     Strategic Stock Plan. This plan is an equity compensation plan that has not been approved by the stockholders. This plan provides for the grant of stock options, stock appreciation rights, limited stock appreciation rights and shares of restricted common stock to non-employee members of the Board of Directors, officers and key employees of El Paso and its subsidiaries primarily in connection with El Paso's strategic acquisitions. A maximum of 4,000,000 shares in the aggregate may be subject to awards under this plan. The plan administrator determines which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. If a change in control, as defined earlier under the Key Executive Severance Protection Plan, occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; and (3) all restrictions placed on awards of restricted common stock automatically lapse. The plan generally may be amended or terminated at any time. Any amendment following a change in control that impairs participants' rights requires participant consent.

     Restricted Stock Award Plan for Management Employees. This plan is an equity compensation plan that has not been approved by the stockholders. The plan provides for the granting of restricted shares of El Paso's common stock to management employees (other than executive officers and directors) of El Paso and its subsidiaries for specific accomplishments beyond that which are normally expected and which will have a significant and measurable impact on the long-term profitability of El Paso. A maximum of 100,000 shares in the aggregate may be subject to awards under this plan. The plan administrator designates which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. The plan generally may be amended or terminated at any time. Any amendment following a change in control that impairs participants' rights requires participant consent.

     Omnibus Plan for Management Employees. This plan is an equity compensation plan that has not been approved by the stockholders. This plan provides for the grant of stock options, stock appreciation rights, limited stock appreciation rights and shares of restricted common stock to salaried employees (other than employees covered by a collective bargaining agreement) of El Paso and its subsidiaries. A maximum of 58,000,000 shares in the aggregate may be subject to awards under this plan. If a change in control, as defined earlier under the Key Executive Severance Protection Plan, occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; and (3) all restrictions placed on awards of restricted common stock automatically lapse. The plan generally may be amended or terminated at any time. Any amendment following a change in control that impairs participants' rights requires participant consent.

POSSIBLE EFFECTS OF ELECTION OF THE ZILKHA/WYATT NOMINEES ON CHANGE IN CONTROL ARRANGEMENTS

     The election of the Zilkha/Wyatt slate of nine nominees to the Board of Directors would constitute a "change in control" for purposes of each of the agreements and plans described above that include change in control arrangements. It is presently estimated, based on certain assumptions and data available as of a recent date, that if a change in control occurs on the date of the Annual Meeting and the employment of each of El Paso's named executive officers (other than Messrs. Wise and Eads, who are no longer entitled to these severance benefits) who are participants in the Key Executive Severance Protection Plan is terminated on or after that date under circumstances entitling them to severance benefits, they would be entitled to severance payments (for base salary and bonus) of approximately $14,625,000 in the aggregate. It is also presently estimated that if the employment of all other executive officers who participate in the Key Executive Severance Protection Plan is terminated under circumstances entitling them to severance benefits, those executive officers would be entitled to severance payments (for base salary and bonus) of approximately $61,852,000 in the aggregate. Benefits are payable for any termination of employment for a participant in the plan within two years following the date of a change in control, except where termination is by reason of death, disability, for cause or instituted by the employee for other than "good reason." "Good reason" is defined as: (i) a substantial reduction in a participant's status, title, position or responsibilities; (ii) a reduction in the participant's annual base salary; (iii) a requirement by El Paso that the participant be based outside a 35-mile radius of his or her place of employment prior to a change in control; (iv) the failure by El Paso to continue any compensation or benefit plan in which the participant was participating at the time of a change in control or provide the participant with compensation and benefits at least equal to those provided to the participant immediately prior to a change in control, or following a change in control, if greater; (v) any material breach by El Paso of a provision of the plan; or (vi) any purported termination of the participant's employment for cause by El Paso which does not comply with the terms of the plan. El Paso is unable to predict how many of its executive officers may be terminated in the event of a change in control or may terminate their employment for "good reason" and, accordingly, is unable to estimate the actual amount of severance payments that may be triggered. Although Zilkha/Wyatt have only disclosed specific plans to terminate Mr. Kuehn, in light of the statement in Zilkha/Wyatt's revised preliminary proxy statements that El Paso's management "should be replaced" and Mr. Zilkha's expressed view that a "turnaround can never happen" under current management, we believe that if the Zilkha/Wyatt nominees are elected, many other executive officers may also be terminated or changes may be made to the circumstances of their employment that would allow them to voluntarily terminate their employment for "good reason," in either case entitling them to severance benefits. The Benefits Protection Trust also must be funded in connection with a change in control. See page 43 of this Proxy Statement for a description of the Benefits Protection Trust. In addition as of April 1, 2003, the vesting of 12,151,988 stock options, 4,253,163 shares of restricted stock, and 335,775 performance units granted under El Paso's equity compensation plans would accelerate upon a change in control, and the performance units will be paid at the value determined by El Paso's performance for the applicable performance cycle, under the applicable El Paso Omnibus Incentive Compensation Plan. These stock options and restricted shares include 125,000 unvested stock options and 50,000 unvested restricted shares held by Mr. Kuehn. If Mr. Kuehn is terminated without "cause" or terminates his employment for "good reason" immediately after the Annual Meeting, he will be entitled to receive $100,000, one month's salary, in addition to any accrued but unpaid salary and benefits. Also, as described on pages 39 and 40 of this Proxy Statement, if Mr. Kuehn is terminated as CEO prior to the appointment of a permanent CEO, Mr. Kuehn will be entitled to receive a pro-rated portion of his target annual bonus, assuming all performance objectives were met.

PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors is seeking stockholder ratification of the resolution appointing PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as independent certified public accountants for El Paso for fiscal year 2003. PricewaterhouseCoopers LLP has served continuously as El Paso's independent certified public accountants since 1983.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, ARE NOT COUNTED AS VOTES CAST, AND THEREFORE DO NOT AFFECT THE OUTCOME OF THE PROPOSAL.

     If the appointment is not ratified by a majority of the votes cast, the adverse vote will be considered as an indication to the Board of Directors that it should consider selecting other independent certified public accountants for the following fiscal year. Given the difficulty and expense of making any substitution of accountants after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year 2003 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

     PricewaterhouseCoopers LLP examined El Paso's and its affiliates' financial statements for fiscal year 2002. During fiscal years 2002 and 2001, PricewaterhouseCoopers LLP billed El Paso in the amounts listed below for professional services rendered for the years ended December 31, 2002 and 2001.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered for El Paso by PricewaterhouseCoopers LLP as of and for the years ended December 31, 2002 and 2001, were:

                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2002           2001
                                                             ------------   ------------
AUDIT......................................................  $10,840,000    $ 8,050,000
AUDIT RELATED..............................................      670,000      1,094,000
TAX........................................................      770,000      1,100,000
ALL OTHER..................................................      430,000      2,056,000
                                                             -----------    -----------
          TOTAL............................................  $12,710,000    $12,300,000
                                                             ===========    ===========

     The Audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of El Paso, statutory subsidiary and equity investee audits, the review of documents filed with the Securities and Exchange Commission, consents, and the issuance of comfort letters.

     The Audit Related fees for the years ended December 31, 2002 and 2001, respectively, were for assistance with internal audit projects, due diligence related to acquisitions, accounting consultations pertaining to divestitures, and other attest services.

     Tax fees for the years ended December 31, 2002 and 2001, respectively, were for services related to tax compliance, and tax planning and advice.

     All Other fees for the year ended December 31, 2002 were for services rendered for risk management advisory services and environmental advisory services. Fees for the year ended December 31, 2001 were for services rendered for financial information system design and implementation, risk management services and environmental advisory services.

     El Paso's Audit Committee has not yet enacted pre-approval policies and procedures for audit and non-audit services. Therefore, the proxy disclosure does not include pre-approval policies and procedures and related information. El Paso is adopting components of the proxy fee disclosure requirements early; the requirement does not become effective until periodic annual filings for the first fiscal year ending after December 15, 2003.

     The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised. A representative of PricewaterhouseCoopers LLP will be at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to answer appropriate questions.

WE RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EL PASO FOR THE FISCAL YEAR 2003.

PROPOSAL NO. 3 -- AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO
                  ELIMINATE "FAIR PRICE" PROVISION

     The Board of Directors is proposing an amendment to eliminate the "fair price" provision currently contained in Article 12 of our Restated Certificate of Incorporation. As described below, the fair price provision could operate to prevent a transaction that is in the best interests of the stockholders. As described in this Proxy Statement under "Corporate Governance," our Board of Directors has recently taken various steps to strengthen our corporate governance. As part of that effort, the Board determined to propose this amendment at the Annual Meeting after a review of El Paso's organizational documents and corporate governance policies by the Board and the Governance Committee in light of recent changes in applicable law and proposed NYSE listing standards and the desire of the Board and the Governance Committee to establish corporate governance policies that place El Paso in the vanguard of corporate governance best practices.

     UNDER OUR RESTATED CERTIFICATE OF INCORPORATION, THE ADOPTION OF THIS AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF AT LEAST 51% OF THE OUTSTANDING SHARES OF OUR COMMON STOCK, EXCLUDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY ANY STOCKHOLDER WHO IS THE BENEFICIAL OWNER OF 10% OR MORE OF OUR COMMON STOCK. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, WOULD HAVE THE EFFECT OF A VOTE AGAINST THE ADOPTION OF THIS AMENDMENT. Based on a Schedule 13G filed on February 14, 2003, as of December 31, 2002, Pacific Financial Research, Inc. was the beneficial owner of 10.9% of our outstanding common stock. We are aware of no other stockholder that beneficially owns 10% or more of our common stock.

     The fair price provision in our Restated Certificate of Incorporation requires that any merger or other business combination with an "interested stockholder" (defined as any 10% stockholder or any affiliate of El Paso who either was a 10% stockholder during the prior two years or would become a 10% stockholder on completion of the transaction) be approved by holders of at least 51% of our voting stock excluding stock held by the interested stockholder (in addition to any other required vote of stockholders), unless disinterested directors determine that:

     - the interested stockholder owns at least 80% of our voting stock; or

     - in the business combination, stockholders will receive consideration that is at least equal to the per share amount paid by the interested stockholder in the prior transaction in which the interested stockholder acquired the largest number of shares and the interested stockholder receives no financial assistance from El Paso in connection with the business combination.

     The fair price provision is intended to protect stockholders from an acquiror who purchases a substantial or controlling equity interest in El Paso and then seeks to effect a business combination that is not in the best interest of El Paso and its stockholders such as a back-end merger that results in the purchaser acquiring the remaining shares of El Paso at a price that is lower than the price the acquiror initially paid to acquire control. The fair price provision protects stockholders by prohibiting El Paso from engaging in a business combination with an acquiror who owns more than 10% but less than 80% of our outstanding shares, unless the other stockholders approve the transaction or will receive consideration at least equal to or greater than the amount paid per share by the acquiror in the previous transaction in which the acquiror purchased the greatest number of shares.

     Although the fair price provision can provide protection for stockholders, the existence of the provision also may discourage a potential acquiror or strategic investor from seeking to acquire shares of El Paso in a partial tender offer or in open-market acquisitions because of the approval and price requirements that would be applicable to any subsequent business combination. Because tender offers are often made at a premium to prevailing market prices and a party's acquisition transactions could have the effect of increasing the market price of our stock, by discouraging these transactions the fair price provision may operate to the disadvantage of our stockholders.

     In addition, by their terms, the approval and price requirements of the fair price provision would apply to a business combination with an acquiror even if the tender offer or other transaction in which the acquiror becomes an interested stockholder and the business combination with the acquiror is approved by independent directors. As such, the fair price provision could have the effect of discouraging or preventing a transaction (or the use of a transaction structure) that El Paso's Board of Directors believes is fair to and in the best interests of stockholders.

     Moreover, Section 203 of the Delaware General Corporation Law, which applies to El Paso, provides stockholders with protections from the type of transactions against which the fair price provision is designed to protect, while at certain times providing the Board of Directors with greater flexibility by allowing the Board to exempt acquirors from Section 203's three-year prohibition on business combination. Under Section 203, for the three years after a person first acquires 15% or more of El Paso's voting stock, El Paso may not engage in a business combination with the acquiror unless the acquiror owns at least 85% or more of our voting stock immediately after the transaction in which the acquiror crossed the 15% ownership threshold or the business combination is approved by a vote of holders of at least two-thirds of El Paso's voting stock not owned by the acquiror. However, Section 203 permits the Board to exempt an acquiror from these requirements before the 15% ownership threshold is crossed by either approving a business combination with the acquiror or the transaction in which the acquiror crosses the ownership threshold. In contrast, the fair price provision does not give the Board the flexibility to exempt an acquiror from its approval and price requirements.

     Because the fair price provision could operate to discourage or prevent transactions that are in the best interests of the stockholders and does not provide the Board with the same exemptive flexibility afforded to the Board under Section 203, the Board of Directors is proposing to stockholders an amendment to El Paso's Restated Certificate of Incorporation that would eliminate Article 12, which contains the fair price provision.

     THE BOARD OF DIRECTORS HAS DETERMINED THAT THE PROPOSED AMENDMENT ELIMINATING THE FAIR PRICE PROVISION OF OUR RESTATED CERTIFICATE OF INCORPORATION IS ADVISABLE AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDMENT.

PROPOSAL NO. 4 -- AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO
                  ELIMINATE SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

     The Board of Directors is proposing an amendment to eliminate the series of our preferred stock currently designated as Series A Junior Participating Preferred Stock in Article 4.2 of our Restated Certificate of Incorporation.

     THE ADOPTION OF THIS AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, WOULD HAVE THE EFFECT OF A VOTE AGAINST THE ADOPTION OF THIS AMENDMENT.

     The Board of Directors previously designated as Series A Junior Participating Preferred Stock 7,500,000 of the 50,000,000 shares of preferred stock authorized by our Restated Certificate of Incorporation. This series of shares was designated to be available for issuance under our now-expired Shareholder Rights Plan. No shares of Series A Junior Participating Preferred Stock were ever issued. After our stockholders voted at our 2002 Annual Meeting to recommend that our Board of Directors redeem our rights plan, our Board decided not to renew the plan, allowing it to expire in July 2002. Accordingly, we no longer require Series A Junior Participating Preferred Stock and are seeking its elimination.

     Our Restated Certificate of Incorporation currently authorizes El Paso to issue a total of 50,000,000 shares of preferred stock in one or more series, each of which has those powers, preferences and rights, and the qualifications, limitations or restrictions, determined by our Board of Directors. 7,500,000 of these shares are currently designated as Series A Junior Participating Preferred Stock. The elimination of the Series A Junior Participating Preferred Stock will increase the flexibility of our Board of Directors by making those 7,500,000 shares available to be included in one or more new series of preferred stock. Although at present we have no plan to designate or issue shares of any new series of preferred stock, our preferred stock could be issued with terms that could delay, deter or prevent a takeover of El Paso.

     THE BOARD OF DIRECTORS HAS DETERMINED THAT THE PROPOSED AMENDMENT ELIMINATING THE SERIES A JUNIOR PARTICIPATING PREFERRED STOCK OF OUR RESTATED CERTIFICATE OF INCORPORATION IS ADVISABLE AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDMENT.

                             ZILKHA/WYATT PROPOSALS

     In a letter dated February 18, 2003, Selim K. Zilkha notified us that he intends to nominate nine of his designees, including himself, for election to our Board of Directors and to bring the following additional proposals numbered 5 through 8 below before the Annual Meeting:

    Proposal No. 5 -- To amend our By-laws to fix the number of directors constituting the entire Board of Directors at nine, including by appropriate amendments to Article III, Section 1 of our By-laws.

    Proposal No. 6 -- To amend our By-laws to delete any requirements for advance notice to be provided by stockholders prior to nominating persons for election to the Board of Directors, including by appropriate amendments to Article III, Section 3 of our By-laws.

    Proposal No. 7 -- To repeal each provision of, or amendment to, our By-laws (other than the provisions and amendments added or effected pursuant to the proposals listed above) adopted after the version of our By-laws, as amended through November 7, 2002 filed by us with the Securities and Exchange Commission as an Exhibit to our Quarterly Report on Form 10-Q for the period ended September 30, 2002.

    Proposal No. 8 -- To require that at the Annual Meeting action is to be taken first on the first proposal listed above, then on the election of directors, then on the remaining proposals in the sequence set forth above, all before any other business is conducted.

     Mr. Zilkha has included his February 18, 2003 letter to us in a filing with the Securities and Exchange Commission made on that day under cover of a
Schedule 14A. His letter contains certain information regarding the proposed Zilkha/Wyatt nominees. El Paso is not responsible for the accuracy or completeness of any information provided by Messrs. Zilkha or Wyatt in any letters to us or our Board of Directors or in any written or oral communications, solicitations or proxy materials made or disseminated by Messrs. Zilkha or Wyatt or filed by them with the Securities and Exchange Commission.

     Article III, Section 1 of our By-laws authorizes our Board of Directors, by vote of a majority of directors, to fix the specific number of directors constituting the full Board. Our Board of Directors has reduced its size from fifteen to twelve effective on the date of the Annual Meeting. Proposal No. 5 purports further to reduce our Board's size to nine, to equal the number of designees Mr. Zilkha and Mr. Wyatt seek to nominate. The proposal also removes the Board's authority to further adjust its size, even if it were to determine that doing so was in the best interests of El Paso and its stockholders. The proposal, by removing the Board's flexibility to adjust the size of its membership, will, absent an amendment to the By-laws, preclude the Board of Directors from adding additional qualified directors that the Board may identify, or from reducing the size of the Board by reason of a vacancy or otherwise. Therefore, our Board of Directors recommends that you vote AGAINST Proposal No. 5.

     As described below, the order in which proposals properly presented at the Annual Meeting (including Proposal No. 5) will be presented at the Annual Meeting has not yet been determined. If Proposal No. 5 is presented and adopted by stockholders prior to the election of directors, nine directors will be elected at the Annual Meeting. If the election of directors occurs prior to a vote on Proposal No. 5, twelve directors will be elected at the Annual Meeting. If Proposal No. 5 is adopted by stockholders after the election of directors, the amendment to our By-laws that is the subject of the Proposal would be effective immediately. Its effectiveness would not, however, result in the removal of any of the twelve elected directors. Under Delaware law and El Paso's By-laws, removal of directors requires a vote of holders of a majority of El Paso outstanding shares. For so long as the amendment remains in effect, at future Annual Meetings nine directors will be elected and any vacancies occurring on the El Paso Board will not be filled, if after doing so the Board would be comprised of more than nine members.

     Article II, Section 3 of our By-laws, generally requires a stockholder to provide us with notice of director nominations the stockholder seeks to make at an annual meeting not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year's annual meeting. The notice must include information about the stockholder and the proposed nominees, including information required to be disclosed under the SEC's proxy rules. Proposal No. 6 seeks to delete these requirements. We believe that these requirements are important to ensure that our Board of Directors and all stockholders have reasonable advance notice of director nominations that a stockholder intends to make at an annual meeting, and to make certain, prior to the mailing of our proxy statement relating to the annual meeting, that our Board has the opportunity to consider the qualifications of the proposed nominees prior to selecting El Paso nominees for director. Accordingly, our Board of Directors recommends that you vote AGAINST Proposal No. 6.

     With reference to Proposal No. 7, we note that the only amendment to our By-laws made after November 7, 2002 was the deletion of Article XIV of our By-laws, which by its terms was no longer in effect after December 31, 2002. Our By-laws, as currently in effect, were filed with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2002 and are available on our website at www.elpaso.com. The proposal would, therefore, not result in a meaningful change to the provisions of our By-laws currently in effect. Accordingly, our Board of Directors recommends you vote AGAINST Proposal No. 7.

     Article II, Section 1 of our By-laws grants to the Chairman of our Board of Directors (or in his absence, other specified officers) the authority to act as Chairman of each stockholder's meeting. The Chairman of our Annual Meeting has the responsibility to ensure an orderly Annual Meeting. As in prior years, the Chairman will determine the sequence in which proposals properly brought before the Annual Meeting will be considered and voted on by stockholders ensuring that the Annual Meeting proceeds in an orderly fashion. In that regard, the order in which proposals properly presented at the Annual Meeting will be submitted for a vote by stockholders has not yet been determined. We do not believe that this authority of the Chairman can be abrogated by a proposal presented at our Annual Meeting. For these reasons, our Board of Directors recommends that you vote AGAINST Proposal No. 8.

     If properly presented by Mr. Zilkha, Proposals No. 5, 6, and 7 will require the affirmative vote of a majority of votes cast on, and abstentions with respect to, the proposal. Abstentions with respect to these proposals would have the effect of a vote AGAINST the proposals. Proposal No. 8, if properly presented by

Mr. Zilkha, would require for its adoption the affirmative vote of a majority of the votes cast on the proposal. Abstentions would not be counted as votes cast with respect to this proposal and therefore would not affect the outcome. In addition, with respect to each of the proposals, broker non-votes, if any, would not be counted as votes cast or abstentions and therefore would not affect the outcome.

     FOR THE REASONS DESCRIBED ABOVE AND ON PAGES 7 THROUGH 12, OUR BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU REJECT THE ZILKHA/WYATT PROPOSED SLATE OF NOMINEES AND ANY OTHER PROPOSALS THAT ZILKHA/WYATT MAY BRING BEFORE OUR ANNUAL MEETING. THE BOARD OF DIRECTORS STRONGLY URGES YOU TO VOTE FOR EL PASO'S NOMINEES. PLEASE VOTE FOR EL PASO'S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING ENVELOPE AND DO NOT SIGN OR RETURN ANY BLUE PROXY CARD SENT TO YOU BY MR. ZILKHA. IF YOU HAVE PREVIOUSLY RETURNED A BLUE PROXY CARD SENT TO YOU BY MR. ZILKHA, YOU CAN REVOKE IT BY SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING ENVELOPE.

PROPOSAL NO. 9 -- STOCKHOLDER PROPOSAL: PAY DISPARITY REPORT

     The Catholic Funds, 1100 West Wells Street, Milwaukee, WI 53233, the beneficial owner of 745 shares of common stock, and Catholic Healthcare West, 1700 Montgomery Street, Suite 300, San Francisco, CA 94111, the owner of 87,633 shares of common stock, have indicated that they will present a proposal for action at the 2003 Annual Meeting as follows:

                                 "PAY DISPARITY

     WHEREAS, the average chief executive officer's pay has increased from 42 times in 1982 to 411 times that of the average production worker in 2001 (Business Week Online 05/06/02).

          Responding to that statistic, New York Fed President, William J. McDonough acknowledged that a market economy requires that some people will be rewarded more than others, but asked: "should there not be both economic and moral limitations on the gap created by the market-driven reward system?" He stated: "I can find nothing in economic theory that justifies this development." He called such a jump in executive compensation "terribly bad social policy and perhaps even bad morals." According to The Wall Street Journal, McDonough cited "the biblical admonition to 'love thy neighbor as thyself' as justification for voluntary CEO pay cuts" beginning with the strongest companies. He said: "CEOs and their boards should simply reach the conclusion that executive pay is excessive and adjust it to more reasonable and justifiable levels" (09/12/02).

          Affirming McDonough's comments, the Milwaukee Journal-Sentinel editorialized that regulating executive compensation "is the business of corporate boards, or should be. Unfortunately, too many corporate directors on company compensation committees simply rubber-stamp decisions made by top managers. That should stop" (09/13/02).

          In "CEOs: Why They're So Unloved," Business Week editorialized: "CEO pay is so huge that people don't believe executives deserve it . . . In 1980, CEO compensation was 42 times that of the average worker. In 2000, it was 531 times. This is a winner-take-all philosophy that is unacceptable in American society . . . The size of CEO compensation is simply out of hand" (04/22/02).

          The Conference Board issued a report acknowledging that executive compensation has become excessive in many instances and bears no relationship to a company's long-term performance and that changes must be made (09/17/02). Commenting on this The New York Times called for "Atonement in the Boardroom" (09/21/02), while Warren Buffet said: "The ratcheting up of compensation has been obscene."

          United For a Fair Economy has shown an inverse correlation between very high CEO pay and long-term stock performance.
     (http://www.ufenet.org/press/2001/Bigger  They  Come.pdf)

     RESOLVED: shareholders request the Board's Compensation Committee to prepare and make available by January 1, 2004 a report (omitting confidential information and prepared at reasonable cost) to requesting shareholders comparing the total compensation of the company's top executives and its lowest paid workers both in this country and abroad on January 1, 1982, 1992 and 2002. We request the report include: statistics related to any changes in the relative percentage size of the gap between the two groups; the rationale justifying any such percentage change; whether our top executives' compensation packages (including options, benefits, perks, loans and retirement agreements) are "excessive" and should be changed; as well as any recommendations to adjust the pay "to more reasonable and justifiable levels".

                              SUPPORTING STATEMENT

     Our Company fits William J. McDonough's "strong company" category. Our pay scales should model justice and equity for all our workers. Supporting this resolution would be one step in this direction."

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, ARE NOT COUNTED AS VOTES CAST, AND THEREFORE DO NOT AFFECT THE OUTCOME OF THE PROPOSAL.

               STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION
                          TO THE STOCKHOLDER PROPOSAL

     Your Board of Directors believes that the proposal is contrary to the interests of El Paso and our stockholders and, accordingly, is recommending that our stockholders vote AGAINST the proposal for the following reasons:

     The Board of Directors believes that executive compensation should be reviewed from time to time and does so through its Compensation Committee, which regularly reviews the compensation packages of El Paso's executive officers. The Compensation Committee consists of five non-employee directors who consider the advice of independent compensation consultants in setting executive compensation. The Compensation Committee considers proposals with respect to the creation of, and changes to, executive compensation plans and reviews appropriate criteria for establishing performance targets and determining annual corporate and executive performance ratings.

     The Compensation Committee believes that the compensation program of executive officers should not only be adequate to attract, motivate and retain competent executive personnel, but should also be directly and materially related to the short-term and long-term objectives and operating performance of El Paso. To achieve these ends, executive compensation is, to a significant extent, dependent upon El Paso's financial performance and the return on its common stock. The Board of Directors believes that such an arrangement is necessary to make certain that the interests of El Paso's executives are aligned with those of its stockholders. However, to ensure that El Paso is strategically and competitively positioned for the future, the Compensation Committee also has the discretion to attribute weight to other factors in determining executive compensation.

     The Board of Directors and the Compensation Committee are sensitive to social concerns and believe the executive officers and El Paso are addressing these concerns appropriately. In the judgment of the Board of Directors, the Compensation Committee's Report on Executive Compensation, beginning on page 35 of this Proxy Statement, adequately sets forth the factors that are taken into consideration in determining executive compensation. As a result, the Board of Directors believes that conducting an additional special review as proposed by the stockholder would be unnecessary, time consuming and needlessly costly.

     To summarize, your Board of Directors believes that the proposal of The Catholic Funds and Catholic Healthcare West is not in the best interests of El Paso or its stockholders. WE URGE STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless the stockholder otherwise specifies.

WE RECOMMEND THAT YOU VOTE "AGAINST" THIS STOCKHOLDER PROPOSAL FOR A REPORT ON PAY DISPARITY.

PROPOSAL NO. 10 -- STOCKHOLDER PROPOSAL: INDEXED OPTIONS FOR SENIOR EXECUTIVES

     The Massachusetts Laborers' Pension Fund, 14 New England Executive Park, Suite 200, P.O. Box 4000, Burlington, MA 01803, owner of 3,576 shares of common stock, has indicated that it will present a proposal for action at the 2003 Annual Meeting as follows:

                           "INDEXED OPTIONS PROPOSAL

     Resolved, that the shareholders of El Paso Corporation (the "Company") request that the Board of Directors adopt an executive compensation policy that all future stock option grants to senior executives shall be performance-based. For the purposes of this resolution, a stock option is performance-based if the option exercise price is indexed or linked to an industry peer group stock performance index so that the options have value only to the extent that the Company's stock price performance exceeds the peer group performance level.

     STATEMENT OF SUPPORT: As long-term shareholders of the Company, we support executive compensation policies and practices that provide challenging performance objectives and serve to motivate executives to achieve long-term corporate value maximization goals. While salaries and bonuses compensate management for short-term results, the grant of stock and stock options has become the primary vehicle for focusing management on achieving long-term results. Unfortunately, stock option grants can and do often provide levels of compensation well beyond those merited. It has become abundantly clear that stock option grants without specific performance-based targets often reward executives for stock price increases due solely to a general stock market rise, rather than to extraordinary company performance.

     One type of indexed stock option is an option whose exercise price moves with an appropriate peer group index composed of a company's primary competitors. The resolution requests that the Company's Board ensure that future senior executive stock option plans link the options exercise price to an industry performance index associated with a peer group of companies selected by the Board, such as those companies used in the Company's proxy statement to compare 5 year stock price performance.

     Implementing an indexed stock option plan would mean that our Company's participating executives would receive payouts only if the Company's stock price performance was better then that of the peer group average. By tying the exercise price to a market index, indexed options reward participating executives for outperforming the competition. Indexed options would have value when our Company's stock price rises in excess of its peer group average or declines less than its peer group average stock price decline. By downwardly adjusting the exercise price of the option during a downturn in the industry, indexed options remove pressure to reprice stock options. In short, superior performance would be rewarded.

     At present, stock options granted by the Company are not indexed to peer group performance standards. As long-term owners, we feel strongly that our Company would benefit from the implementation of a stock option program that rewarded superior long-term corporate performance. In response to strong negative public and shareholder reactions to the excessive financial rewards provided executives by non-performance based option plans, a growing number of shareholder organizations, executive compensation experts, and companies are supporting the implementation of performance-based stock option plans such as that advocated in this resolution. We urge your support for this important governance reform."

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, ARE NOT COUNTED AS VOTES CAST, AND THEREFORE DO NOT AFFECT THE OUTCOME OF THE PROPOSAL.

               STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION
                          TO THE STOCKHOLDER PROPOSAL

     Your Board of Directors believes that the proposal is contrary to the interests of El Paso and our stockholders and, accordingly, is recommending that our stockholders vote AGAINST the proposal for the following reasons:

     The Board of Directors believes that the 2001 Omnibus Incentive Compensation Plan provides incentives to El Paso's executives that at the same time are linked directly to the interests of our stockholders, competitive with those of our peer group, and performance based. Stock options have value only if the underlying stock price appreciates following the date of grant. Accordingly, under the 2001 Omnibus Incentive Compensation Plan, executives' interests are linked directly to those of stockholders. Alignment of the interests of executives with those of stockholders is less clear under an indexed stock option plan, particularly when the exercise price of the option decreases with a decline in the index. In that instance, executives would benefit from a decline in the index while stockholders would not. As a consequence of the poor alignment of interests with stockholders generally, this option mechanism is not used by El Paso.

     The Board of Directors also believes that using such a mechanism would put El Paso at a disadvantage against those with which it competes for executive talent. Moreover, in determining compensation (including the number of options granted to an executive), El Paso's Compensation Committee already considers a comparative analysis of compensation plans of other companies in El Paso's peer group. The peer group consists of a majority of the companies included in the S&P Multi-Utilities & Unregulated Power along with certain additional companies that the Compensation Committee believes represent El Paso's most direct competition for executive talent.

     Most important, the Board of Directors believes that, under its approach to executive compensation decisions, executives receive performance-based compensation. As noted above, the value the executives realize from stock options they receive under our 2001 Omnibus Incentive Compensation Plan is based upon their performance as reflected by increases in our stock price. Moreover, the Compensation Committee's recommendations on compensation for an executive officer are based on its overall analysis of the executive's performance and competitive market practices. In addition, the Compensation Committee considers advice provided by an independent executive compensation consultant on market compensation and performance in making its recommendations. Thus, the Board of Directors believes that it has already established a process that enables it to fairly determine and properly make performance-based compensation decisions with respect to El Paso's executive officers. The Board of Directors believes that it should maintain the flexibility to make these decisions based on a review of all relevant information, including specific financial and non-financial performance results, without imposing a rigid, pre-set mathematical formula which may not take into account the overall results achieved by El Paso during the course of the year.

     In addition, under El Paso's current financial reporting policies for stock options, El Paso is not required to reflect a compensation expense in its net earnings if the exercise price of the options granted equals or exceeds our stock's fair market value on the date of grant. If the proposal were adopted, additional compensation expense might have to be recognized in El Paso's income statement. This could negatively impact El Paso's reported financial performance as compared to other companies and add volatility to El Paso's earnings.

     For the reasons described above, the Board of Directors believes that the proposal of Massachusetts Laborers' Pension Fund is inconsistent with El Paso's executive compensation principles and practices and not in the best interests of our stockholders. WE URGE STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless the stockholder otherwise specifies.

WE RECOMMEND THAT YOU VOTE "AGAINST" THIS STOCKHOLDER PROPOSAL FOR INDEXED OPTIONS FOR SENIOR EXECUTIVES.

PROPOSAL NO. 11 -- STOCKHOLDER PROPOSAL: APPROVAL OF ANY ADOPTION OF POISON
PILLS

     Mr. Chris Rossi, Custodian for Victor Rossi, P.O. Box 249, Boonville, CA 95415, the beneficial owner of 130 shares of common stock, has indicated that he will present a proposal for action at the 2003 Annual Meeting as follows:

                       "SHAREHOLDER VOTE ON POISON PILLS
         THIS TOPIC WON AN AVERAGE 60%-YES VOTE AT 50 COMPANIES IN 2002

     This is to recommend that the Board of Directors redeem any poison pill previously issued (if applicable) and not adopt or extend any poison pill unless such adoption or extension has been submitted to a shareholder vote.

        HARVARD REPORT
     A 2001 Harvard Business School study found that good corporate governance (which took into account whether a company has a poison pill) was positively and significantly related to company value. This study, conducted with the University of Pennsylvania's Wharton School, reviewed the relationship between the corporate governance index for 1,500 companies and company performance form 1990 to 1999.

     Some believe that a company with good governance will perform better over time, leading to a higher stock price. Others see good governance as a means of reducing risk, as they believe it decreases the likelihood of bad things happening to a company.

     Since the 1980s Fidelity, a mutual fund giant with $800 billion invested, has withheld votes for directors at companies that have approved poison pills, Wall Street Journal, June 12, 2002.

        COUNCIL OF INSTITUTIONAL INVESTORS RECOMMENDATION
     The Council of Institutional Investors www.cii.org, an organization of 120 pension funds which invests $1.5 trillion, called for shareholder approval of poison pills. In recent years, various companies have been willing to redeem existing poison pills or seek shareholder approval for their poison pill. This includes Columbia/HCA, McDermott International and Bausch & Lomb. I believe that our company should follow suit and allow shareholder participation.

                        SHAREHOLDER VOTE ON POISON PILLS
                                   YES ON 11"

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, ARE NOT COUNTED AS VOTES CAST, AND THEREFORE DO NOT AFFECT THE OUTCOME OF THE PROPOSAL.

               STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION
                          TO THE STOCKHOLDER PROPOSAL

     Your Board of Directors believes that the proposal is contrary to the interests of El Paso and our stockholders and, accordingly, is recommending that our stockholders vote AGAINST the proposal for the following reasons:

     Mr. Rossi's proposal makes several assertions about rights plans that, in the judgment of the Board of Directors, are incorrect. The Board of Directors also believes that the portion of Mr. Rossi's proposal "recommend[ing] that the Board of Directors redeem any poison pills" has already been implemented and is therefore moot. Accordingly, the Board of Directors recommends a vote against the proposal for the reasons set forth below.

     Mr. Rossi recommends that "the Board of Directors redeem any poison pill previously issued." In July 2002 after stockholders voted at our 2002 Annual Meeting to recommend that our Board of Directors redeem the rights plan we then had in place, the Board of Directors declined to renew El Paso's rights plan, thereby allowing it to expire. The Board of Directors believes that its decision not to renew El Paso's expired rights plan sufficiently addresses this portion of Mr. Rossi's proposal.

     Mr. Rossi also recommends that the Board of Directors "not adopt or extend any poison pill unless such adoption or extension has been submitted to a shareholder vote." The Board of Directors believes that the adoption of a rights plan is within the scope of responsibilities of the Board of Directors, acting on behalf of all stockholders. Moreover, neither Delaware corporate law nor the rules of the securities exchanges upon which El Paso's shares are listed require stockholder approval for the adoption of a rights plan.

     The Board of Directors' commitment has always been, and always will be, to serve the best interest of El Paso's stockholders. The Board of Directors' legal responsibilities and duties require it to act in the best interest of El Paso, including protecting stockholder interests in the event of a takeover bid. As stated above, El Paso does not currently have a rights plan in place. However, a rights plan can protect stockholders' interests by encouraging potential acquirors to negotiate directly with the Board of Directors, and thereby allow the Board to evaluate the adequacy and fairness of any proposed offer, to negotiate on behalf of stockholders and to act promptly without the delay associated with seeking a stockholder vote. Additionally, a rights plan affords the Board of Directors the opportunity and additional time to consider an offer and all possible alternatives. If El Paso accepted Mr. Rossi's proposal and agreed not to adopt a rights plan without stockholder approval, and El Paso subsequently received a takeover bid at a time when it did not have a rights plan in place, the delay associated with seeking a stockholder vote on a rights plan could limit the Board's ability to negotiate effectively and protect stockholders' interests.

     In summary, the Board recommends voting against this proposal, in part, because it is moot, and, in part, because it could limit the Board's future ability to act in the stockholders' best interests. WE URGE THE STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless the stockholder otherwise specifies.

WE RECOMMEND THAT YOU VOTE "AGAINST" THIS STOCKHOLDER PROPOSAL FOR THE APPROVAL OF ANY ADOPTION OF POISON PILLS.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires El Paso's directors, certain officers and beneficial owners of more than 10% of a registered class of El Paso's equity securities to file reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Directors, officers and beneficial owners of more than 10% of El Paso's equity securities are also required by SEC regulations to furnish El Paso with copies of all such reports that they file. Based on El Paso's review of copies of such forms and amendments provided to it, El Paso believes that all filing requirements were complied with during the fiscal year ended December 31, 2002.

                                            By Order of the Board of Directors

                                                   /s/ DAVID L. SIDDALL
                                                     David L. Siddall
                                                   Corporate Secretary

Houston, Texas
May 9, 2003

Exhibits: A -- Audit Committee Charter
          B -- Compensation Committee Charter
          C -- Governance Committee Charter
          D -- Finance Committee Charter
          E -- Corporate Governance Guidelines
          F -- Participant Information

                                                                       EXHIBIT A

(EL PASO CORPORATION)

                            AUDIT COMMITTEE CHARTER

OBJECTIVES

     The Audit Committee is a committee of the Board of Directors. Its primary functions are to (A) assist the Board in fulfilling its oversight responsibilities relating to the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements (including disclosure controls and procedures), the engagement of independent auditors and the evaluation of the independent auditor's qualifications, independence and performance and the performance of the Company's internal audit functions and (B) prepare any reports by the Audit Committee required for inclusion in the Company's proxy statement. The Audit Committee provides an open avenue of communication between the internal auditors, the independent accountants, and the Board of Directors.

MEMBERSHIP AND POLICIES

     - The Board of Directors, based upon a recommendation by the Governance Committee of the Board of Directors, shall appoint the Chairperson and members of the Committee annually. The Audit Committee shall be composed of not less than three members of the Board, each of whom shall be "independent" (as such term is defined pursuant to Section 10A of the Securities Exchange Act of 1934, and the rules adopted by the New York Stock Exchange). Members of the Committee may be removed from the Committee by action of the full Board.

     - Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company's Board in its business judgment.

     - Subject to any phase-in period adopted by the Securities and Exchange Commission ("SEC"), at least one member of the Audit Committee shall be a "financial expert," as such term is defined in rules adopted by the SEC and interpreted by the Company's Board in its business judgment; provided, however, that if at least one member of the Audit Committee is not determined by the Board to be a "financial expert," then the Company shall disclose such determination as required by applicable SEC rules.

     - If an Audit Committee member serves on the audit committee of more than three public companies, the Board shall be required to determine that the simultaneous service does not impair the Audit Committee member's ability to effectively serve on this Company's Audit Committee and disclose such determination in the Company's annual proxy statement.

     - The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. Such engagement shall not require approval of the Board. The Company shall provide appropriate funding for independent counsel and other advisers retained by the Audit Committee.

     - The Audit Committee shall meet at least quarterly or more frequently as circumstances require.

     - In discharging its duties under this Charter, the Committee may investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, may conduct meetings or interview with any officer or employee of the Company, the Company's outside counsel, internal audit service providers, independent auditors, or consultants to the Committee and may invite any such persons to attend one or more meetings of the Committee.

     - The Committee may designate one or more subcommittees consisting of at least one member to address specific issues on behalf of the Committee.

     - A Secretary, who need not be a member of the Committee, shall be appointed by the Committee to keep minutes of all meetings of the Committee and such other records as the Committee deems necessary and appropriate.

     - The Audit Committee shall make regular reports to the Board on its activities.

FUNCTIONS

  A.  INDEPENDENT AUDITOR

     - The Audit Committee shall be directly responsible for the appointment, termination, compensation, retention and oversight of the work of the independent auditing firm employed by the Company (including resolution of disputes between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditor shall report directly to the Audit Committee. The Committee's selection of the Company's independent auditor may be subject to shareholder approval if required by law or by the Company's Restated Certificate of Incorporation or By-laws. All auditing services and permitted non-audit services provided to the Company by the independent auditor shall be pre-approved by the Audit Committee in accordance with applicable law and the Committee shall consider whether the provision of any non-audit services is compatible with the auditor's independence. These responsibilities do not preclude the Committee from obtaining the input of management, but these responsibilities may not be delegated to management. Similarly, while the Committee retains ultimate oversight over the independent audit function, management may consult with the independent auditor whenever necessary.

     - The Audit Committee shall evaluate, at least annually, the auditor's qualifications, performance and independence. In connection with each such evaluation, the Audit Committee shall obtain and review a formal written report by the independent auditors which (a) describes the audit firm's internal quality control procedures, (b) describes any material issues raised by the most recent internal quality control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the auditing firm and steps taken to address the issues, and (c) delineates all relationships between the independent auditors and the Company in order to assess the auditor's independence. The Audit Committee shall also review and evaluate the lead partner of the independent auditor. In making its evaluations, the Audit Committee shall consult with and take into consideration the opinions of management and the Company's internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     - In addition to assuring the regular rotation of audit partners as required by law, the Audit Committee shall consider whether, in order to ensure continuing auditor independence, there should be regular rotation of the audit firm itself.

     - The Audit Committee shall set clear hiring policies for employees or former employees of the independent auditor in compliance with applicable law. At a minimum, the Audit Committee will adopt hiring policies in compliance with Section 10A(l) of the Securities Exchange Act of 1934.

  B.  OVERSIGHT OF FINANCIAL STATEMENTS AND INTERNAL CONTROLS AND PROCEDURES

     - The Audit Committee shall meet with management and the independent auditor to discuss the annual and quarterly financial statements (including the Management Discussion and Analysis of Financial Condition and Results of Operations), and to discuss such other filings with the Securities and Exchange Commission as the Committee deems necessary. The Audit Committee shall review and discuss the financial information to be included in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and shall include a review and discussion of any matters required to be communicated to the Committee by the independent auditors under generally accepted accounting standards, applicable law or regulation, or applicable listing standards. Following such a review and discussion of the financial information to be included in the annual report on Form 10-K, the Committee shall make a determination whether to recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K.

     - The Audit Committee shall discuss the types of information to be disclosed, and the type of presentation to be made, with regard to earnings press releases and financial information and earnings guidance given to analysts and rating agencies with a special emphasis on reviewing pro forma or adjusted non-GAAP data.

     - The Audit Committee shall meet periodically with management to discuss risk assessment, risk management guidelines and policies and the Company's significant financial risk exposures, as well as the steps management has taken to monitor and control these exposures. By such review, the Audit Committee does not assume responsibility for risk management.

     - The Audit Committee may meet in executive session (without management or independent auditors present), and shall meet, at least once a quarter, with each of Company management, the head of internal audit and the lead partner of the independent auditor in separate executive sessions.

     - The Audit Committee shall review with the Corporate Controller and the independent auditor any changes in accounting policies as well as any other significant financial reporting issues.

     - The Audit Committee shall review with the independent auditors (a) plans, staffing and scope for each annual audit, (b) the results of the annual audit and resulting opinion (including major issues regarding accounting and auditing principles and practices), and (c) the adequacy of the Company's internal controls including any annual report of management on internal controls and any attestation of such report by the independent auditors.

     - The Audit Committee shall review with the independent auditors any audit problems or difficulties and management's responses, including (a) accounting adjustments that the auditors noted or proposed but were "passed" (as immaterial or otherwise), (b) any significant disagreements with management, (c) any restrictions on the scope of activities or access to information, (d) communications between the audit team and its national office with respect to issues presented by the engagement team, and (e) any management or internal control letter issued or proposed to be issued by the audit firm to the Company. This review shall also include discussion of the responsibilities, budget and staffing of the Company's internal audit functions.

     - The Committee shall review with the Chief Executive Officer, the Chief Financial Officer and the General Counsel the Company's disclosure controls and procedures and shall review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

     - The Audit Committee shall establish and maintain procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting our auditing matters.

     - The Audit Committee shall review with management and the independent auditor any correspondence with regulators or government agencies and any employee complaints or published reports which raise issues regarding the Company's financial statements or accounting policies.

     - The Audit Committee shall meet periodically with the Company's general counsel and other appropriate legal staff of the Company to review material legal affairs of the Company, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     - The Audit Committee shall prepare the report for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange, as applicable.

  C.  INTERNAL AUDIT

     - The Audit Committee shall discuss with management and the internal auditor and review the internal audit function established by the Company as required by the New York Stock Exchange.

     - The Audit Committee shall participate in the selection or removal of the head of internal audit.

     - The Audit Committee shall review annually with the head of internal audit: (a) audit plans and scope for internal audit activities, (b) results of audits performed, (c) adequacy of the Company's internal controls, (d) a summary of compliance with the Company's Code of Business Conduct, and (e) the internal audit department charter.

     - The Audit Committee shall review with the head of internal audit and the independent auditor the coordination of the audit effort to ensure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     - The Audit Committee shall meet, on a quarterly basis, with the head of internal audit, the independent auditor and management to discuss (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, and any material weakness in internal controls, and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

  D.  OTHER DUTIES AND FUNCTIONS

     - The Audit Committee shall review and reassess the adequacy of this charter at least annually and submit any proposed changes to the Board for approval.

     - The Audit Committee shall conduct an annual performance evaluation in accordance with the rules adopted by the New York Stock Exchange, which may be done in conjunction with the annual evaluations of the Board and committees thereof conducted by the Governance Committee.

     - The Audit Committee will perform such other functions as assigned by law, the Company's restated certificate of incorporation or By-laws, or the Board of Directors.

     - While the Audit Committee has the responsibilities and powers set forth in this Charter, members of the Audit Committee are not employees of the Company and are entitled to rely on the integrity of the Company's management and the independent auditors. The Audit Committee has neither the duty nor the responsibility to (1) conduct audit, accounting or legal reviews, or (2) ensure that the Company's financial statements are complete, accurate and in accordance with GAAP. Rather, the Company's management is responsible for the Company's financial reporting process, internal audit process, and the preparation of the Company's financial statements in accordance with GAAP. The Company's independent auditors are responsible for auditing those financial statements.

Effective: February 14, 2003

                                                                       EXHIBIT B

(EL PASO CORPORATION LOGO)

                         COMPENSATION COMMITTEE CHARTER

OBJECTIVES

     The Compensation Committee is a committee of the Board of Directors. The Board of Directors has delegated to the Compensation Committee its responsibilities relating to compensation of the Company's executive officers and other senior level management. The primary function of the Compensation Committee is to review the executive compensation program of the Company to ensure that it is adequate to attract, motivate and retain competent executive personnel and that it is directly and materially related to the short-term and long-term objectives of the Company and its stockholders as well as the operating performance of the Company.

MEMBERSHIP AND POLICIES

     - The Board of Directors, based upon a recommendation by the Governance Committee of the Board of Directors, shall appoint the Chairperson and members of the Committee annually. The Committee shall consist of a minimum of two members of the Board. In accordance with rules adopted by the New York Stock Exchange and subject to any applicable phase-in periods, each member of the Committee shall be "independent" as that term is defined under such rules. Members of the Committee may be removed from the Committee by action of the full Board.

     - The Compensation Committee shall meet a minimum of two times per calendar year or more frequently as circumstances require.

     - A Secretary, who need not be a member of the Committee, shall be appointed by the Committee to keep minutes of all meetings of the Committee and such other records as the Chairperson deems necessary or appropriate.

     - The Committee may designate a subcommittee consisting of at least one member to address specific issues on behalf of the Committee.

     - The Committee shall report periodically to the Board on its activities.

FUNCTIONS

     - The Compensation Committee shall periodically review and approve the Company's stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and stockholder interests.

     - The Compensation Committee shall ensure the executive compensation program of the Company is directly related to the Company's financial performance and return on Company common stock, and the performance of the individual executive officer.

     - The Compensation Committee shall review appropriate criteria for establishing performance targets and determining annual corporate and executive performance ratings.

     - The Compensation Committee shall determine appropriate levels of executive compensation by periodically conducting a thorough competitive evaluation, reviewing proprietary and proxy information, and consulting with and receiving advice from an independent executive compensation consulting firm.

     - The Compensation Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent executive compensation consulting firm, including the sole authority to approve the firm's fees and other retention terms.

     - The Compensation Committee shall ensure that the Company's executive stock option plan, long-term incentive compensation plan, annual incentive compensation plan and other executive compensation plans are administered in accordance with stated compensation objectives, and shall make recommendations to the Board of Directors with respect to such plans.

     - The Compensation Committee shall approve (or recommend to the full Board of Directors for approval), subject, where appropriate, to submission to stockholders, all new equity-based compensation programs.

     - The Compensation Committee shall review the Company's employee benefit and compensation programs and approves management recommendations subject, where appropriate, to stockholder or Board of Director approval.

     - The Compensation Committee shall consider proposals with respect to the creation of and changes to the Company's executive compensation program.

     - The Compensation Committee shall review annually and approve the individual elements of total compensation for the Chief Executive Officer and other executive officers of the Company and prepares a report on the factors and criteria on which their compensation was based, including the relationship of the Company's performance to their compensation.

     - The Compensation Committee shall prepare and provide a report to stockholders of the Company on executive compensation for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission.

     - The Compensation Committee shall periodically review and make recommendation to the full Board regarding annual retainer and meeting fees for the Board of Directors and committees of the Board and shall propose the terms and awards of equity compensation for members of the Board, provided that any such recommendations and proposals shall be made in consultation with the Governance Committee.

     - The Compensation Committee shall review and assess the adequacy of the Committee charter periodically.

     - The Compensation Committee shall conduct an annual performance evaluation of the Compensation Committee, which may be done in conjunction with the annual evaluations of the Board and committees thereof conducted by the Governance Committee.

     - The Compensation Committee will perform such other functions as assigned by law, the Company's restated certificate of incorporation or By-laws, or the Board.

Effective: January 29, 2003

                                                                       EXHIBIT C

(EL PASO CORPORATION LOGO)

                          GOVERNANCE COMMITTEE CHARTER

OBJECTIVES

     The Governance Committee is a committee of the Board of Directors. The Board of Directors has delegated to the Governance Committee its responsibilities relating to corporate governance and criteria for Board selection. The primary function of the Governance Committee is to develop and recommend to the Board a set of corporate governance principles applicable to the Company, review the qualifications of candidates for Board membership, screen and interview possible candidates for Board membership and communicate with members of the Board regarding Board meeting format and procedures. Further, the Governance Committee shall consider any nominations submitted by the stockholders to the Corporate Secretary in accordance with the Company By-laws.

MEMBERSHIP AND POLICIES

     - The Board of Directors, based upon a recommendation by the Chairman of the Board, shall appoint the Chairperson and members of the Committee annually. The Committee shall consist of a minimum of two members of the Board. In accordance with the rules adopted by the New York Stock Exchange and subject to any applicable phase-in period, each member shall be "independent" as that term is defined under such rules. Members of the Committee may be removed from the Committee by action of the full Board.

     - The Committee shall meet at such times as the Chairperson shall determine, preferably in conjunction with regular Board meetings. Meetings may, at the discretion of the Committee, include members of management, independent consultants and such other persons as the Committee shall determine. The Committee, in discharging its responsibilities, may meet privately for advice and counsel with independent consultants, lawyers, or any other persons knowledgeable in the matters under consideration. The Committee may also meet by telephone conference call or any other means permitted by law or the Company's By-laws.

     - A Secretary, who need not be a member of the Committee, shall be appointed by the Committee to keep minutes of all meetings of the Committee and such other records as the Chairperson deems necessary or appropriate.

     - The Committee may designate a subcommittee consisting of at least one member to address specific issues on behalf of the Committee.

     - The Committee shall report periodically to the Board on its activities.

FUNCTIONS

     - The Governance Committee shall develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, and, as appropriate, recommend to the Board certain criteria (in addition to those criterion required by applicable law) to determine a director's independence.

     - Subject to actions by the Board and stockholders, the Governance Committee shall assure that the Board is composed of a majority of independent directors in accordance with the rules adopted by the New York Stock Exchange and subject to any applicable periods.

     - The Governance Committee shall monitor the size and composition of the Board.

     - The Governance Committee shall review qualifications of candidates for Board membership recommended by Directors, officers, employees, stockholders and others in accordance with procedures established by the Company's corporate governance guidelines, applicable laws and regulations, and the Committee.

     - The Governance Committee shall screen and interview possible qualified candidates for Board membership and aid the Chairman of the Board in attracting qualified candidates, as the Chairman may request.

     - The Governance Committee shall provide a recommendation to the Board for the director nominees for the next annual meeting of stockholders.

     - The Governance Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace any search firm to be used to identify qualified director candidates, including the sole authority to approve the search firm's fees and other retention terms.

     - The Governance Committee shall develop and recommend to the Board a policy on potential conflicts of interest, including, but not limited to, the policies on (1) Company loans to officers and employees (if allowed by law), (2) related-party transactions (including any dealings with directors, officers or employees), and (3) such other transactions that could have the appearance of a potential conflict of interest.

     - The Governance Committee shall monitor and report to the Board whether there is any current relationship between any non-management director and the Company that may adversely affect the independent judgment of the Director.

     - The Governance Committee shall communicate, from time to time, with members of the Board regarding Board meeting format and procedures.

     - The Governance Committee shall review the need for any changes in the number, charters, or titles of Board committees and provide a recommendation to the Board for consideration.

     - The Governance Committee shall review and assess the adequacy of the Committee charter periodically.

     - The Governance Committee will oversee the annual performance evaluation of the Board.

     - The Governance Committee shall conduct an annual performance evaluation of the Governance Committee, the results of which shall be reported to the full Board.

     - The Governance Committee shall ensure that the chairperson of each other Board committee conducts a performance evaluation of his or her committee, the results of which shall be reported to the full Board.

     - The Governance Committee will perform such other functions as assigned by law, the Company's restated certificate of incorporation or By-laws, or the Board.

     - The Governance Committee shall take such other actions necessary or appropriate to assure that other activities prescribed by the corporate governance guidelines are carried out.

Effective: January 29, 2003

                                                                       EXHIBIT D

(EL PASO CORPORATION LOGO)

                           FINANCE COMMITTEE CHARTER

OBJECTIVES

     The Finance Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by monitoring, reviewing, appraising and recommending to the Board of Directors appropriate action with respect to the Company's capital structure, its source of funds, its liquidity and its financial position.

MEMBERSHIP AND POLICIES

     - The Board of Directors, based upon a recommendation by the Governance Committee of the Board of Directors, shall appoint the Chairperson and members of the Committee annually. The Committee shall consist of a minimum of two members of the Board. Members of the Committee may be removed from the Committee by action of the full Board.

     - The Committee shall meet a minimum of one time per calendar year or more frequently as circumstances require.

     - A Secretary, who need not be a member of the Committee, shall be appointed by the Committee to keep minutes of all meetings of the Committee and such other records as the Chairperson deems necessary or appropriate.

     - The Committee may designate a subcommittee consisting of at least one member to address specific issues on behalf of the Committee.

     - The Committee shall report periodically to the Board on its activities.

POWERS

     - To the extent the Board of Directors delegates the same to the Committee, it may exercise the powers and authority of the Board with respect to authorizing, arranging, effectuating, modifying, replacing or terminating Company financings.

     - To approve certain expenditures, as delegated by the Board of Directors.

     - The Committee may request that any officer or employee of the Company attend and participate in any meeting of the Committee.

     - The Committee may meet with the Company's investment bankers and financial advisors.

FUNCTIONS

     - The Finance Committee shall review and recommend to the Board of Directors the long-range financial plan of the Company as reflected in the annual strategic plan and capital budget.

     - The Finance Committee shall recommend to the Board of Directors financial policies that maintain or improve the financial strength of the Company.

     - The Finance Committee shall review terms and conditions of financing plans, including the issuance of securities, corporate borrowings, off-balance sheet structures, investments, and shall make recommendations to the full Board of Directors on such financings.

     - The Finance Committee shall review and recommend appropriate delegations of authority to management on expenditures and other financial commitments.

     - The Finance Committee shall develop and recommend dividend policies and recommend to the Board of Directors specific dividend payments.

     - The Finance Committee shall review and make recommendations to the full Board of Directors concerning the adoption, implementation and continuation of a stock repurchase program.

     - The Finance Committee shall review with management and report to the Board, on an annual basis, the interest rate and foreign currency risk management strategies and positions of the Company.

     - The Finance Committee shall review with management and report to the Board, on an annual basis, the investment performance and other similar performance measures of the defined benefit and defined contribution plans of the Company.

     - The Finance Committee shall review and assess the adequacy of the Committee charter periodically.

     - The Finance Committee shall conduct an annual performance evaluation of the Finance Committee, which may be done in conjunction with the annual evaluations of the Board and committees thereof conducted by the Governance Committee.

     - The Finance Committee shall perform such other functions as assigned by law, the Company's restated certificate of incorporation or By-laws, or the Board of Directors.

     While the Committee has the responsibilities set forth in the Committee charter, it is not the duty of the Committee to (1) determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; (2) ensure that the Company complies with laws, regulations, financial covenants or other obligations; (3) address issues related to the Company's welfare or benefit plans, including, without limitation, any such plans subject to the Employee Retirement Income Security Act of 1974, as amended from time to time; or (4) take any action or assume any responsibility delegated to another committee of the Board.

Effective: January 28, 2003

                                                                       EXHIBIT E

                              EL PASO CORPORATION

                        CORPORATE GOVERNANCE GUIDELINES

     El Paso Corporation's Board of Directors believes that sound corporate governance policies and practices provide an essential foundation to assist the Board in fulfilling its responsibilities. These guidelines, which are to be reviewed periodically by the Governance Committee of the Board, are set forth below:

BOARD STRUCTURE

     1. Number of Directors. The Board will normally consist of between 9 and 14 members, although the Board (pursuant to the Company's By-laws) may from time to time change its size to accommodate the Company's needs. No more than one-quarter of the Board members shall be from then current management. These will include the Chairman of the Board (if an executive position), the President, and the Chief Executive Officer and those additional persons identified as the top management individuals within the Company.

     2. Selection of Board Members and Director Qualification Standards. The Governance Committee of the Board has the responsibility for making a recommendation to the Board of a slate of directors to stand for election at the annual meeting of the Company's stockholders. The Board's objective is to select individuals with education, experience and skills necessary to assist management in the operation of the Company's businesses. Because the experiences and advice of those businesses facing similar issues is of particular value, current and former senior officers of other major corporations are desirable nominees. In selecting an individual to become a director, the Board will consider education; business, governmental and civic experience; diversity; communication, interpersonal, and other required skills; international background and other matters which are relevant to this Board's objectives. Further, the Board will consider these additional qualities in selecting individuals to serve as members of the Board: independence; wisdom; integrity; an understanding and general acceptance of our current corporate philosophy; a valid business or professional knowledge and experience that can bear on our problems and deliberations; a proven record of accomplishment with major corporations, educational or governmental institutions; an inquiring mind; the willingness to speak one's mind and ability to challenge and stimulate management; future orientation; and the willingness to commit required time and energy.

     3. Independence. A majority of the directors must be non-management directors who meet the "independence" requirements of the New York Stock Exchange listing requirements.

     4. Director Responsibilities. Each director is expected to devote the necessary time and attention to fulfill the obligations of a director, and is expected to attend Board and committee meetings whenever possible. Directors are expected to represent all of the stockholders effectively through the (a) prudent exercise of judgment; (b) fair balance of interests of constituencies; and (c) appropriate stewardship of Company resources. As a group, directors are expected to set the appropriate policy for the Company, and to bring to the Board broad experience in national and international business matters, a diversity of experience, and an insight and awareness of the appropriate and ever-changing role that large corporations should have in society.

     5. Service on Other Boards. The Board believes that individuals should limit the number of boards of publicly traded companies on which they serve in order to give proper attention to their responsibility to each board. Therefore, the Board has established the following limitations: (1) directors shall not serve on the board of more than four other publicly traded companies and (2) members of the Audit Committee shall not serve on the audit committee of more than two other publicly traded companies. Exceptions to this policy will be considered in appropriate circumstances by the Governance Committee or the Board. Directors should notify the Chairman of the Governance Committee before accepting a seat on the board of any other publicly traded company in order to avoid conflicts of interests and to ensure that such service does not exceed the limitations set forth above.

     6. Board Leadership. The Board does not have a policy on whether the role of the Chief Executive Officer and the Chairman of the Board should be separate, or whether the Chairman of the Board should be a management or a non-management director.

     7. Lead Director Concept. When the Chairman of the Board is a management director, the Board will also designate a non-management director as "Lead Director." The Lead Director will chair executive sessions of the non-management directors, and have such other duties as the Board may determine.

     8. Committees of the Board. The Board shall have an Audit Committee, Compensation Committee, Governance Committee, and such other committees as the Board may determine from time to time. Members of the Audit Committee, Compensation Committee and Governance Committee shall all meet the "independence" requirements of the New York Stock Exchange listing requirements. In addition, members of the Audit Committee shall meet any heightened "independence" requirements established by applicable law, and at least one member of the Audit Committee shall satisfy the definition of a "financial expert" in accordance with rules adopted by the Securities and Exchange Commission. The Board, in consultation with the Chief Executive Officer and in compliance with applicable regulations, will determine the responsibilities and membership of its committees. The committee chairperson, in consultation with committee members, will determine the frequency and length of the meetings of the committee, in accordance with applicable regulations and committee charters.

     9. Retirement/Resignation. No director shall stand for reelection to the office of director in the year following the year of his/her seventy-third
(73rd) birthday. Management directors are expected to submit a letter of resignation at the time of retirement from active employment with the Company, or when resigning from a top management position in the Company. At the discretion of the Board, such former officer may be asked to continue as a Board member until the normal retirement age. Non-management directors are expected to submit a proposed letter of resignation under the following circumstances: (a) when the director retires from his or her principal business organization or other activity with which he or she was identified at the time of election to the Board; (b) whenever the director's affiliation or position of principal employment changes after election to the Board; (c) whenever the health or physical condition of a director would prevent him or her from satisfactorily fulfilling the responsibilities of the position; and (d) whenever the non-management director's affiliation with another entity creates an interlocking directorate or other potential conflict with this Company's business. In the event that the proposed letter of resignation is not accepted, the director's tenure will continue.

BOARD FUNCTIONS

     1. Approval of Major Strategies and Financial Objectives. Each year the Board will review and approve, as appropriate, the Company's business plan, as well as its long-term strategic plan, and financial goals. The Board will regularly monitor the Company's performance with respect to these plans and goals.

     2. Board Evaluation. The Board, in conjunction with the Governance Committee, will annually evaluate the effectiveness of the Board and its committees. Each director will complete a written assessment of the Board's performance in specified categories, such as fiduciary oversight; Board governance and process; strategic planning and business decisions; and financial matters. In addition, each committee shall conduct an annual evaluation of its effectiveness. The Board will meet in executive session to discuss these assessments. The purpose of these evaluations is to increase the effectiveness of the Board as a whole, each committee, and each individual Board member. The Governance Committee shall be responsible for establishing the evaluation criteria and implementing the process for such evaluations.

     3. Chief Executive Officer Evaluation. The Compensation Committee will evaluate the performance of the Chief Executive Officer at least annually and report such valuation to the Board. The evaluation will be based on objective criteria which shall include, among other factors, corporate and individual performance, including the Company's financial performance and return on Company common stock; the accomplishment of short-term and long-term strategic goals and objectives; and any other factors established by the Compensation Committee.

     4. Management Succession. The Board, based upon recommendations by the Compensation Committee, shall periodically review with the Chief Executive Officer the management succession and development plan. There should be available, on a continual basis, the Chief Executive Officer's recommendation as to his/her successor should he/she die or become disabled.

     5. Executive Compensation. The Compensation Committee shall be responsible for the design and administration with clear and strong linkages to the Company's business strategy and long-term goals, particularly the creation of shareholder value, to develop talented executives and motivate them to work for the long-term advantage of the Company's primary stakeholders.

     6. Director Compensation. The Board, based upon a recommendation from the Compensation Committee, will periodically review director compensation (including additional compensation to members and chairpersons of committees) to ensure that it is reasonable and competitive with companies that are similarly situated. Management directors shall receive no additional compensation for Board service. To more closely align the interests of directors and the Company's stockholders, a portion of the directors' fees will be paid in the form of Company equity.

     7. Stock Ownership. Directors are required to own shares of Company common stock with a value equal to at least three (3) times the annual cash retainer, within three (3) years of the later of his or her initial election to the Board and the Board's adoption of this stock ownership policy. Because the Board is committed to director and senior management stock ownership, the Board requires that the Chief Executive Officer own at least three (3) times his or her annual base salary in the form of Company common stock within five (5) years from his or her election to that position, or the Board's adoption of this stock ownership policy, whichever is later. Likewise, each other executive officer is required to own at least two (2) times his or her annual base salary in the form of Company common stock within five (5) years after the later of his or her election to such position and the Board's adoption of this stock ownership policy. For purposes of this guideline, (a) each share of common stock owned on any date (a "measuring date") by a director or executive officer shall be deemed to have a value equal to the greater of (1) the trading price of a share of the Company's common stock as of the date the applicable share was acquired by the director or executive officer or (2) the trading price of a share of the Company's common stock as of that measuring date; (b) a director or executive officer's performance units, phantom stock units, shares of restricted stock and shares subject to deferred compensation, 401(k) or similar plans shall be counted as shares of common stock owned by the director or officer (with the value thereof determined in accordance with clause (a) above) and (c) on any measurement date, a director or executive officer shall be deemed to own shares of common stock with a value equal to the in-the-money value, if any, of each vested or unvested stock option, stock appreciation right or similar equity-linked grant then held by the director or executive officer (with the in-the-money value determined based on the trading price of a share of the Company's common stock on that measurement date).

     8. Board Interaction with Institutional Investors, Stockholders, the Press, Customers, etc. The Board believes that management speaks for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company. However, it is expected that Board members will speak for the Company only with the knowledge of management and, in most instances, at the request of management. Stockholders may contact non-management members of the Board by sending written correspondence to the director to the following address:

                                        , Director
                              c/o David L. Siddall
                              Corporate Secretary
                                 P.O. Box 2511
                               Houston, TX 77252

     The Corporate Secretary will forward such correspondence to the Board members.

     9. Director Orientation and Continuing Education. The Board will ensure that newly elected Board members are provided with a director orientation session in order to (a) become better acquainted with the way the Board functions, (b) meet with members of management, and (c) gain useful information regarding the Company and its operations. The Board, in consultation with the Chief Executive Officer, will provide for continuing education opportunities for Board members to become more knowledgeable about specific areas of importance to the Company's operations (including, but not limited to, accounting, finance, internal controls, risk assessment and mitigation, regulatory compliance, business strategies, and other strategic aspects of the Company). In addition, each director shall be required to attend, at least once every two years, a continuing education program, seminar or conference designed for board members which is sponsored by a recognized board educational organization. The Company will assist directors in fulfilling this requirement, including by identifying, and to the extent requested by a director, making arrangements for the director's attendance at, programs, seminars and conferences and reimbursing directors for their costs and expenses in connection with attending such programs, seminars and conferences.

BOARD OPERATIONS

     1. Number of Board Meetings. The Board will meet as frequently as needed for the directors to discharge properly their responsibilities. Regular meetings of the Board are held six times per year and special meetings are held as necessary.

     2. Conduct of Meetings. Board and Committee meetings will be conducted in a manner which ensures open communication, meaningful participation and timely resolution of issues.

     3. Agenda for Board and Committee Meetings. The Chairman of the Board and Chief Executive Officer will propose an agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda. With respect to committees of the Board, the chairperson of such committee, in consultation with committee members and appropriate members of management, will develop the Committee's agenda for applicable meetings.

     4. Materials Distributed in Advance of Meetings. It is the sense of the Board that information and data that are important to the Board's understanding of a meeting should, when practical, be distributed in writing to members of the Board in advance of the applicable meeting. Each director is expected to thoroughly review such materials prior to a Board or committee meeting, provided sufficient time is provided for such review.

     5. Executive Sessions. The Board will hold executive sessions at least twice a year without the Chief Executive Officer or any other management directors. The Lead Director shall preside over all such executive sessions.

     6. Director Interaction with Senior Management. Board members shall have complete access to the Company's senior management. Board members should exercise reasonable judgment when contacting management to avoid creating unnecessary distractions from the Company's business operations, and ensure that the Chief Executive Officer is informed of such contacts.

     7. Access to Independent Advisors. The Board and each committee shall have full access to independent legal, accounting, financial and other advisors, as it deems necessary or appropriate to assist the Board or respective committee in the conduct of its duties.

Effective: April 4, 2003

                                                                       EXHIBIT F

                            PARTICIPANT INFORMATION

     The following is information relating to our directors, director nominees, officers and employees who, under the rules of the SEC, may be considered to be "participants" in our solicitation of proxies in connection with the Annual Meeting.

                        DIRECTORS AND DIRECTOR NOMINEES

     The principal occupation of our director nominees are set forth under "Proposal No. 1 -- Election of Directors" in this Proxy Statement. The names and business addresses of our director nominees are as follows:

NAME                                                         ADDRESS
----                                                         -------
Ronald L. Kuehn, Jr.(1)..................   1900 Fifth Avenue North
Chairman of the Board and Chief Executive   Birmingham, AL 35203
  Officer
John M. Bissell..........................   2345 Walker Avenue, N.W.
                                            Grand Rapids, MI 49544
Juan Carlos Braniff(1)...................   Groupo Financiero Bancomer
                                            Universidad 1200, 4th Fl.
                                            Col Xoco, Mexico D.F. 03339
James L. Dunlap..........................   1659 North Boulevard
                                            Houston, TX 77006
Robert W. Goldman........................   13 DuPoint Circle
                                            Sugar Land, TX 77479
Anthony W. Hall, Jr. ....................   3709 Rio Vista
                                            Houston, TX 77021
J. Carleton MacNeil, Jr. ................   3421 Spanish Trail, Apt. 227D
                                            Delray Beach, FL 33483
Thomas R. McDade.........................   Two Houston Center
                                            909 Fannin, Ste. 1200
                                            Houston, TX 77010
J. Michael Talbert.......................   4 Greenway Plaza
                                            Houston, TX 77046
Malcolm Wallop...........................   12011 Lee Jackson Memorial Highway
                                            Fairfax, VA 22203
John Whitmire............................   10101 Southwest Freeway, Ste. 380
                                            Houston, TX 77074
Joe B. Wyatt.............................   2525 West End Avenue
                                            Nashville, TN 37203

     The names, business addresses and principal occupation of our directors who will not be standing for reelection at the Annual Meeting are as follows:

NAME                                                         ADDRESS
----                                                         -------
Byron Allumbaugh.........................   33 Ridgeline Drive
Business Consultant                         Newport Beach, CA 92660

NAME                                                         ADDRESS
----                                                         -------
James F. Gibbons.........................   Stanford University
Professor, Electrical Engineering           Paul G. Allen Center-Room 201
                                            Stanford, CA 94305
William A. Wise(1).......................   2121 Kirby Dr. #50
Business Consultant                         Houston, TX 77019

---------------

(1) Allison Kuehn, Mr. Kuehn's wife; Barbara Braniff, Mr. Braniff's wife; and the William & Marie Wise Ltd. Partnership, an associate of Mr. Wise; beneficially own shares of our common stock as described in this Proxy Statement under the "Security Ownership of Certain Beneficial Owners and Management" and have the same addresses as Mr. Kuehn, Mr. Braniff and Mr. Wise, respectively.

                             OFFICERS AND EMPLOYEES

     The principal occupations of our officers and employees who may be deemed to be "participants" in our solicitation of proxies are set forth below. Unless otherwise indicated, the principal business address of each such person is that of El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002.

NAME                                                TITLE                                   ADDRESS
----                                                -----                                   -------
Ronald L. Kuehn, Jr. ...  Chairman and Chief Executive Officer
H. Brent Austin.........  President and Chief Operating Officer
John W. Somerhalder II..  Executive Vice President, Pipeline Group                    9 Greenway Plaza,
                                                                                      Houston, TX 77046
Robert G. Phillips......  President, El Paso Field Services                           4 Greenway Plaza
                                                                                      Houston, TX 77046
Robert W. Baker.........  Executive Vice President
Alan Bishop.............  Director, Shareholder Relations
Ina Calvano.............  Senior Analyst, Shareholder Issues
Daniel F. Collins.......  Senior Vice President and Deputy General Counsel            555 11th Street N.W.
                                                                                      Suite 750
                                                                                      Washington, D.C.
                                                                                      20004
Jeanette Compte.........  Analyst, Shareholder Issues
Bruce Connery...........  Vice President, Investor Relations
Carl A. Corrallo........  Senior Vice President and Deputy General Counsel
Norma Dunn..............  Senior Vice President -- Communications and Government
                          Affairs
Rodney D. Erskine.......  President, El Paso Production Company                       9 Greenway Plaza,
                                                                                      Houston, TX 77046
Peggy A. Heeg...........  Executive Vice President and General Counsel
Stacy James.............  Manager, Corporate Law
Greg G. Jenkins.........  President, El Paso Petroleum and LNG
Chris Jones.............  Manager, Investor Relations
Bridget McEvoy..........  Manager, Investor Relations
D. Dwight Scott.........  Executive Vice President and Chief Financial Officer
Melbourne W. Scott......  Director, Media AV and Emergency Response
David L. Siddall........  Vice President, Associate General Counsel and Corporate
                          Secretary
Clark C. Smith..........  President, Merchant Energy
Kimberly M. Wallace.....  Manager, Media Relations
Barbara C. Weber........  Vice President, Public Relations
David E. Zerhusen.......  Executive Vice President, Administration

       INFORMATION REGARDING OWNERSHIP OF OUR SECURITIES BY PARTICIPANTS

     Information as of April 1, 2003 regarding the beneficial ownership of common stock by our directors and director nominees, as well as by H. Brent Austin, John W. Somerhalder II and Robert G. Phillips, is set forth under the "Security Ownership of Certain Beneficial Owners and Management" section of this Proxy Statement. The following table sets forth information as of April 1, 2003 regarding beneficial ownership of common stock by our other officers and employees listed above under "Officers and Employees." None of the persons listed under "Directors and Director Nominees" or "Officers and Employees," except as noted below, owns any of El Paso's common stock of record but does not have a beneficial interest in such stock.

                                             BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER                     (EXCLUDING OPTIONS)    STOCK OPTIONS(1)    TOTAL
------------------------                     --------------------   ----------------   -------
Greg G. Jenkins............................        164,387              267,917        432,304
Rodney D. Erskine..........................        106,649              117,917        224,566
Norma Dunn.................................        103,270              130,042        233,312
Robert W. Baker............................         67,104              151,153        218,257
Clark C. Smith.............................        106,225(2)           110,417        216,642
Peggy A. Heeg..............................         70,040              130,996        201,036
D. Dwight Scott............................         60,775               87,000        147,775
Bruce Connery..............................         31,202              109,142        140,344
David L. Siddall...........................         36,964              101,442        138,406
Carl A. Corrallo...........................        118,995                   --        118,995
David E. Zerhusen..........................         31,332               63,042         94,374
Daniel F. Collins..........................         32,975               52,906         85,881
Barbara C. Weber...........................         16,530               33,784         50,314
Alan Bishop................................          5,363               20,767         26,130
Bridget McEvoy.............................            819               10,933         11,752
Melbourne W. Scott.........................          2,333                5,133          7,466
Stacy James................................            411                5,333          5,744
Chris Jones................................          2,086                3,333          5,419
Kimberly M. Wallace........................            752                   --            752
Jeanette Compte............................            671(3)                --            671
Ina Calvano................................            143                   --            143

---------------

(1) The officers and employees have the right to acquire the shares of common stock reflected in this column within 60 days of April 1, 2003, through the exercise of stock options.

(2) Includes 375 shares of which Mr. Smith is not the beneficial owner.

(3) Includes 10 shares of which Ms. Compte is not the beneficial owner.

     The following table sets forth information as of April 1, 2003 regarding beneficial ownership of securities of El Paso and its subsidiaries other than shares of El Paso common stock owned by our directors and director nominees listed under "Directors and Director Nominees" and by our officers and employees listed under "Officers and Employees."

NAME OF BENEFICIAL OWNER                            ISSUER/CLASS OF SECURITIES        BENEFICIAL OWNERSHIP
------------------------                            --------------------------        --------------------
Robert G. Phillips...........................  El Paso Energy Partners, L.P. Common          58,750(1)
                                               Units
H. Brent Austin..............................  El Paso Energy Partners, L.P. Common           6,000
                                               Units
David L. Siddall.............................  El Paso Energy Partners, L.P. Common           2,000
                                               Units
Bridget McEvoy...............................  El Paso Energy Partners, L.P. Common             700
                                               Units
Bruce Connery................................  El Paso Energy Partners, L.P. Common             500
                                               Units

---------------

(1) Includes vested options to acquire 48,750 common units.

      INFORMATION REGARDING TRANSACTIONS IN OUR SECURITIES BY PARTICIPANTS

     The following table sets forth information regarding purchases and sales during the past two years of shares of our common stock by the persons listed above under "Directors and Director Nominees" and "Officers and Employees". Except as set forth below or as otherwise disclosed in this Proxy Statement, none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

                                                                      NUMBER OF SHARES
                                                                       OF COMMON STOCK
NAME                                                        DATE     PURCHASED (OR SOLD)
----                                                        ----     -------------------
DIRECTORS
Ronald L. Kuehn, Jr. ...................................   9/30/01            2,190 (1)
                                                          12/31/01            1,117 (1)
                                                           3/29/02            1,127 (1)
                                                           6/30/02            2,556 (1)
                                                           9/30/02            6,391 (1)
                                                           10/7/02              323 (1)
                                                          12/31/02            7,099 (1)
Byron Allumbaugh........................................   9/30/01               73 (2)
                                                           9/30/01            2,385 (1)
                                                          12/31/01               23 (2)
                                                          12/31/01            1,252 (1)
                                                           1/30/02           12,000 (3)
                                                           3/27/02            1,224 (1)
                                                           3/27/02          (33,284)(4)
                                                            6/1/02               81 (2)
                                                           6/30/02            2,612 (1)
                                                            7/3/02              198 (2)
                                                           9/30/02            6,391 (1)
                                                           10/7/02              646 (2)
                                                           10/7/02               94 (1)
                                                          12/31/02            7,098 (1)
John M. Bissell.........................................   9/30/01            2,494 (1)
                                                          12/14/01           (9,943)(5)
                                                          12/31/01            1,004 (1)
                                                           3/29/02            1,015 (1)
                                                           6/30/02            2,293 (1)
                                                           9/30/02            5,788 (1)
                                                           10/7/02              274 (2)
                                                           10/7/02              245 (1)
                                                          12/31/02            6,428 (1)

                                                                      NUMBER OF SHARES
                                                                       OF COMMON STOCK
NAME                                                        DATE     PURCHASED (OR SOLD)
----                                                        ----     -------------------
Juan Carlos Braniff.....................................   9/30/01            2,022 (1)
                                                          12/31/01            1,038 (1)
                                                           3/29/02            1,047 (1)
                                                           6/30/02            2,634 (1)
                                                           9/30/02            6,391 (1)
                                                           10/7/02              498 (1)
                                                          12/31/02            7,098 (1)
James F. Gibbons........................................   9/30/01            2,126 (1)
                                                          12/31/01            1,111 (1)
                                                           3/29/02            1,113 (1)
                                                           6/30/02            2,636 (1)
                                                           9/30/02            5,788 (1)
                                                           10/7/02            1,010 (1)
                                                          12/31/02            6,429 (1)
Anthony W. Hall, Jr.....................................   9/30/01            1,430 (1)
                                                          12/31/01              586 (1)
                                                           3/29/02              592 (1)
                                                           6/30/02            1,337 (1)
                                                           9/25/02            3,000 (6)(7)
                                                           9/30/02            3,377 (1)
                                                           10/7/02              141 (1)
                                                           10/9/02            3,700 (6)(7)
                                                          12/31/02            3,750 (1)
J. Carleton MacNeil, Jr. ...............................   3/29/02            1,015 (1)
                                                            4/4/02             (433)(5)
                                                           6/30/02            2,293 (1)
                                                           9/30/02            5,788 (1)
                                                           10/7/02              245 (1)
                                                          12/31/02            6,428 (1)
Thomas McDade...........................................   5/30/01           10,000 (7)
                                                           9/30/01            1,974 (1)
                                                          12/31/01            1,004 (1)
                                                           3/31/02            1,015 (1)
                                                           5/31/02            5,000 (7)
                                                           6/30/02            2,293 (1)
                                                           9/25/02           10,000 (7)
                                                           9/30/02            5,788 (1)
                                                           10/7/02              245 (1)
                                                           12/9/02           15,000 (7)
                                                          12/31/02            6,428 (1)

                                                                      NUMBER OF SHARES
                                                                       OF COMMON STOCK
NAME                                                        DATE     PURCHASED (OR SOLD)
----                                                        ----     -------------------
Malcolm Wallop..........................................   9/30/01            1,618 (1)
                                                          12/31/01              844 (1)
                                                           2/21/02            6,000 (3)
                                                           2/21/02           (6,000)(5)
                                                           3/29/02              846 (1)
                                                            4/1/02            4,000 (3)
                                                            4/1/02           (4,000)(5)
                                                           6/30/02            2,137 (1)
                                                           9/30/02            4,793 (1)
                                                           10/7/02              731 (1)
                                                          12/31/02            5,324 (1)
William A. Wise.........................................   6/12/01           22,564 (8)
                                                           8/16/01          300,000 (3)(9)
                                                            6/3/02           49,594 (8)
                                                           11/7/02         (524,056)(10)
                                                           Various           11,355 (11)
Joe B. Wyatt............................................   9/30/01            1,581 (1)
                                                          12/31/01              809 (1)
                                                           3/29/02              815 (1)
                                                           6/30/02            1,859 (1)
                                                           9/30/02            4,582 (1)
                                                           10/7/02              289 (1)
                                                          12/31/02            5,089 (1)
OFFICERS/EMPLOYEES
H. Brent Austin.........................................   4/30/01          (33,114)(10)
                                                            5/8/01          (53,495)(5)
                                                          11/29/01           11,210 (3)
                                                          11/29/01           (4,781)(10)
                                                           4/30/02          (32,312)(10)
                                                           Various              987 (11)
John W. Somerhalder II..................................   6/29/01              120 (12)
                                                           7/13/01           15,000 (3)
                                                           7/13/01          (15,000)(5)
                                                           9/28/01              137 (12)
                                                          12/31/01            3,858 (2)
                                                            7/3/02            5,359 (2)
                                                           10/7/02            9,286 (2)
                                                           11/7/02         (103,371)(10)
                                                           Various              200 (2)
                                                           Various              687 (11)
Robert G. Phillips......................................   7/31/01          (31,969)(10)
                                                           11/6/02           (9,536)(10)
                                                           Various              573 (11)

                                                                      NUMBER OF SHARES
                                                                       OF COMMON STOCK
NAME                                                        DATE     PURCHASED (OR SOLD)
----                                                        ----     -------------------
Robert W. Baker.........................................   6/29/01               33 (12)
                                                           9/28/01               43 (12)
                                                          12/31/01               39 (12)
                                                           1/31/02             (320)(10)
                                                           3/28/02               39 (12)
                                                           6/28/02               87 (12)
                                                           9/30/02              226 (12)
                                                           11/7/02             (639)(10)
                                                          12/31/02              205 (12)
                                                           Various               81 (11)
Alan Bishop.............................................   4/27/01             (450)(5)
                                                           4/27/01              450 (3)
                                                           6/29/01              120 (11)
                                                           9/28/01              137 (11)
                                                           2/26/02             (170)(5)
                                                           3/28/02              118 (12)
                                                           6/28/02              261 (12)
                                                           9/30/02              178 (12)
                                                           Various               62 (2)
Ina Calvano.............................................   6/29/01                1 (12)
                                                           9/28/01                1 (12)
                                                          12/31/01                1 (12)
                                                           3/28/02                1 (12)
                                                           6/28/02                3 (12)
                                                           7/23/02               40 (7)
                                                           9/26/02               47 (7)
                                                           9/30/02                9 (12)
                                                          10/01/02               13 (7)
                                                          12/31/02               10 (12)
Carl A. Corrallo........................................  10/10/01          (10,000)(5)
                                                          12/19/01          (10,000)(5)
                                                           5/29/02          (10,000)(5)
                                                           5/30/02          (44,492)(5)
Norma F. Dunn...........................................   6/29/01           (3,970)(10)
                                                           6/28/02           (3,828)(10)
                                                           11/7/02          (10,943)(10)
                                                           Various            1,774 (11)
Rodney D. Erskine.......................................   3/28/02              139 (12)
                                                           4/10/02          (20,000)(5)
                                                           6/28/02              308 (12)
                                                           9/30/02              110 (12)
                                                           Various               35 (2)
                                                           Various            7,236 (11)

                                                                      NUMBER OF SHARES
                                                                       OF COMMON STOCK
NAME                                                        DATE     PURCHASED (OR SOLD)
----                                                        ----     -------------------
Peggy A. Heeg...........................................   6/29/01              120 (12)
                                                           8/13/01          (16,667)(5)
                                                           8/13/01           16,667 (3)
                                                           9/28/01              137 (12)
                                                           1/31/02           (3,626)(10)
                                                            5/1/02             (300)(5)
                                                            5/1/02              300 (3)
                                                            5/1/02              (86)(10)
                                                           Various              123 (2)
                                                           Various              598 (11)
Stacy James.............................................   6/29/01                4 (12)
                                                            8/1/01             (100)(5)
                                                           9/28/01                5 (12)
                                                          12/31/01                4 (12)
                                                           3/28/02                4 (12)
                                                            4/4/02             (100)(5)
                                                           6/28/02               10 (12)
                                                           9/30/02               27 (12)
                                                          12/31/02               30 (12)
                                                           Various                3 (2)
Greg G. Jenkins.........................................   11/7/02          (32,744)(10)
                                                           Various              578 (11)
Chris Jones.............................................   6/29/01               13 (12)
                                                           9/28/01               17 (12)
                                                          12/31/01               15 (12)
                                                           3/28/02              139 (12)
                                                            4/4/02             (273)(5)
                                                           6/28/02              308 (12)
                                                            7/3/02             (309)(5)
                                                           9/30/02              110 (12)
                                                           Various                3 (2)
Bridget McEvoy..........................................   6/29/01               13 (12)
                                                           9/28/01               17 (12)
                                                          12/31/01               15 (12)
                                                           3/28/02               15 (12)
                                                           6/28/02               34 (12)
                                                           9/30/02               90 (12)
                                                          12/31/02              100 (12)
                                                           Various               19 (2)
D. Dwight Scott.........................................   Various            1,799 (11)

                                                                      NUMBER OF SHARES
                                                                       OF COMMON STOCK
NAME                                                        DATE     PURCHASED (OR SOLD)
----                                                        ----     -------------------
Melbourne Scott.........................................   6/29/01               13 (12)
                                                           9/28/01               17 (12)
                                                          12/31/01               15 (12)
                                                           3/28/02               23 (12)
                                                           6/28/02               52 (12)
                                                           9/30/02              136 (12)
                                                          12/31/02              151 (12)
                                                           Various               16 (2)
David L. Siddall........................................   6/29/01              120 (12)
                                                           9/28/01              137 (12)
                                                           3/28/02              139 (12)
                                                           6/28/02              308 (12)
                                                           9/30/02              110 (12)
                                                           11/7/02           (1,750)(10)
                                                           Various               96 (2)
Clark C. Smith..........................................   6/29/01              120 (12)
                                                           9/28/01              137 (12)
                                                           3/28/02              139 (12)
                                                           6/28/02              308 (12)
                                                           9/30/02              110 (12)
                                                           Various              306 (11)
                                                           Various               44 (2)
Kimberly M. Wallace.....................................   6/29/01                6 (12)
                                                           9/28/01                8 (12)
                                                          12/31/01                7 (12)
                                                           3/28/02                7 (12)
                                                           6/28/02               17 (12)
                                                           9/30/02               45 (12)
                                                          12/31/02               50 (12)
                                                           Various                5 (2)

                                                                      NUMBER OF SHARES
                                                                       OF COMMON STOCK
NAME                                                        DATE     PURCHASED (OR SOLD)
----                                                        ----     -------------------
Barbara C. Weber........................................   6/29/01               23 (11)
                                                           9/28/01               30 (11)
                                                          12/31/01               27 (11)
                                                           3/28/02               39 (11)
                                                           6/28/02               87 (11)
                                                           9/30/02              226 (11)
                                                           11/7/02           (4,403)(9)
                                                          12/31/02              205 (11)
                                                           Various               50 (2)
David E. Zerhusen.......................................   Various               25 (10)

---------------

 (1) Allocations into Deferred Stock Account during period ending on specified date.

 (2) Shares purchased pursuant to dividend reinvestment. Where "various" is indicated, number specified represents total number of shares purchase pursuant to dividend reinvestment over two-year period ending March 31, 2003.

 (3) Shares purchased through exercise of stock options.

 (4) Disposition to Issuer.

 (5) Open market sale.

 (6) $5452.59-Margin Account with Morgan Stanley.

 (7) Open market purchase.

 (8) Fund balance transfers in 401k Plan from various investment accounts into shares of Company common stock.

 (9) El Paso loaned Mr. Wise $7,332,195 at an annual interest rate of 4.99% to fund Mr. Wise's exercise of stock options to purchase these shares. This loan was repaid in full on April 23, 2003.

(10) Shares disposed of to satisfy tax obligations on share distribution.

(11) 401k Plan activity. Under the plan, balances are recalculated each day. Number specified represents net amount of increase of shares in plan account over two-year period ending March 31, 2003.

(12) Employee Stock Purchase Plan purchase.

               MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Exhibit F or otherwise disclosed in this Proxy Statement, to the best of our knowledge, no associate of any person listed under "Directors and Director Nominees" or "Officers and Employees" beneficially owns any shares or other securities of El Paso. Furthermore, except as described in this Exhibit F or otherwise disclosed in this Proxy Statement, to the best of our knowledge, no such person or any of his or her associates is either a party to any transactions or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transaction or series of similar transactions, (i) in which we or any of our subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, or (iii) in which any such person or any of his or her associates had or will have, a direct or indirect material interest.

     To the best of our knowledge, except as described in this Exhibit F or as otherwise disclosed in this Proxy Statement, no person listed under "Directors and Director Nominees" or "Officers and Employees" or any of his or her associates has entered into any agreement or understanding with any person respecting any future employment by us or our affiliates or any future transactions to which we or any of our affiliates will or may be a party. Except as described in this Exhibit F as otherwise disclosed in this Proxy Statement, to the best of our knowledge, there are no contracts, arrangements or understandings by any of the persons listed under "Directors and Director Nominees" or "Officers and Employees" within the past year with any person with respect to any securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

     Except as described in this Exhibit F or as otherwise disclosed in this Proxy Statement, to the best of our knowledge, no persons listed under "Directors and Director Nominees" or "Officers and Employees" has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

                                                                WHITE PROXY CARD

                       SOLICITED BY THE BOARD OF DIRECTORS

                               EL PASO CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 17, 2003


The undersigned hereby appoints Ronald L. Kuehn, Jr. and Peggy A. Heeg, and each or any of them, with power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of El Paso Corporation, held of record by the undersigned on May 2, 2003 at the Annual Meeting of Stockholders to be held at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010 on Tuesday, June 17, 2003 at 2:00 p.m. (local/Central time), and at any adjournment(s) or postponement(s) of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting.

Signing and dating this proxy card will have the effect of revoking any blue Zilkha/Wyatt proxy card you may have signed on an earlier date, and will constitute a revocation of all previously granted authority to vote with respect to proposals included on the Zilkha/Wyatt proxy card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITHOUT DIRECTION GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4 AND AGAINST PROPOSALS 5, 6, 7, 8, 9, 10, AND 11.

-------------                                                      -------------
SEE REVERSE                                                          SEE REVERSE
SIDE                                                                 SIDE
-------------                                                      -------------


--------------------




                                   DETACH HERE



             IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

--------------------------------------------------------------------------------

      The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.

--------------------------------------------------------------------------------

1. Election of Directors.

(01) John M. Bissell, (02) Juan Carlos Braniff,
(03) James L. Dunlap,  (04) Robert W. Goldman,
(05) Anthony W. Hall, Jr., (06) Ronald L. Kuehn, Jr.,
(07) J. Carleton MacNeil, Jr.,
(08) Thomas R. McDade, (09) J. Michael Talbert,
(10) Malcolm Wallop, (11) John L. Whitmire,
(12) Joe B. Wyatt.

FOR ALL       [ ]

WITHHOLD ALL  [ ]

---------------------------------------
[ ]   FOR except vote withheld from the
      following nominees:

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for fiscal year ending December 31, 2003.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to amend our Certificate of Incorporation to eliminate Article 12 containing a "fair price" provision.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. Proposal to amend our Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

--------------------------------------------------------------------------------
                The Board of Directors recommends a vote AGAINST
                       proposals 5, 6, 7, 8, 9, 10 and 11.
--------------------------------------------------------------------------------

5.    Zilkha proposal to amend By-laws to fix the number of directors at nine.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. Zilkha proposal to amend By-laws to delete advance notice provisions applicable to director nominations.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

7. Zilkha proposal to amend By-laws to repeal changes made after November 7, 2002.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

8.    Zilkha proposal for sequence for presentation of proposals.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

9.    Stockholder proposal regarding pay disparity report.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

10.   Stockholder proposal regarding indexed options for senior executives.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

11. Stockholder proposal regarding stockholder approval of any adoption of a poison pill.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties should sign and date.


Signature:                  Title:                 Date:
           ---------------         --------------        --------------

Signature:                  Title:                 Date:
           ---------------         --------------        --------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE

                 IMPORTANT: PLEASE SIGN, DATE, AND RETURN THIS
                      PROXY CARD IN THE ENCLOSED ENVELOPE!

                             Address Change/Comments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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
                                                                WHITE PROXY CARD

                        CONFIDENTIAL VOTING INSTRUCTIONS

                               EL PASO CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 17, 2003

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


            TO: DEUTSCHE BANK TRUST COMPANY AMERICAS, TRUSTEE UNDER EL PASO CORPORATION RETIREMENT SAVINGS PLAN

            The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on May 2, 2003, the record date, at the Annual Meeting of Stockholders to be held at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010 on Tuesday, June 17, 2003 at 2:00 p.m. (local/Central time), and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting.

            Signing and dating this proxy card will have the effect of revoking any Zilkha/Wyatt proxy card you may have signed on an earlier date, and will constitute a revocation of all previously granted authority to vote with respect to the proposals included on the Zilkha/Wyatt proxy card.

            If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by June 13, 2003, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned without direction given, the shares represented by this proxy will be voted FOR proposals 1, 2, 3, and 4 and against proposals 5, 6, 7, 8, 9, 10, and 11.

            If no proxy is returned to the Trustee, the Trustee will vote the shares of stock represented by this proxy in the same proportion as those shares for which the Trustee did receive clear and timely instructions from other plan participants.


               TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  The Board of Directors recommends a vote FOR
                            proposals 1, 2, 3 and 4.
--------------------------------------------------------------------------------

1.    Election of Directors.

(01) John M. Bissell, (02) Juan Carlos Braniff,
(03) James L. Dunlap,  (04) Robert W. Goldman,
(05) Anthony W. Hall, Jr., (06) Ronald L. Kuehn, Jr.,
(07) J. Carleton MacNeil, Jr.,
(08) Thomas R. McDade, (09) J. Michael Talbert,
(10) Malcolm Wallop, (11) John L. Whitmire,
(12) Joe B. Wyatt.

FOR ALL NOMINEES LISTED                 [ ]

WITHHOLD AUTHORITY TO VOTE FOR ALL
NOMINEES LISTED             [ ]


-----------------------------------------
[ ]  For all nominees except as noted above

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for fiscal year ending December 31, 2003.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to amend our Certificate of Incorporation to eliminate Article 12 containing a "fair price" provision.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. Proposal to amend our Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

--------------------------------------------------------------------------------
                The Board of Directors recommends a vote AGAINST
                       proposals 5, 6, 7, 8, 9, 10 and 11.
--------------------------------------------------------------------------------

5.    Zilkha proposal to amend By-laws to fix the number of directors at nine.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. Zilkha proposal to amend By-laws to delete advance notice provisions applicable to director nominations.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

7. Zilkha proposal to amend By-laws to repeal changes made after November 7, 2002.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

8.    Zilkha proposal for sequence for presentation of proposals.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

9.    Stockholder proposal regarding pay disparity report.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

10.   Stockholder proposal regarding indexed options for senior executives.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

11. Stockholder proposal regarding stockholder approval of any adoption of a poison pill.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.



Signature:                  Date:
           ---------------        --------------

Signature:                  Date:
           ---------------        --------------

                                                                WHITE PROXY CARD

                        CONFIDENTIAL VOTING INSTRUCTIONS

                               EL PASO CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 17, 2003

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        TO: DEUTSCHE BANK TRUST COMPANY AMERICAS, TRUSTEE UNDER EL PASO
            CORPORATION BENEFITS PROTECTION TRUST

            The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Trust at the close of business on May 2, 2003, the record date, at the Annual Meeting of Stockholders to be held at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010 on Tuesday, June 17, 2003 at 2:00 p.m. (local/Central time), and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting.

            Signing and dating this proxy card will have the effect of revoking any Zilkha/Wyatt proxy card you may have signed on an earlier date, and will constitute a revocation of all previously granted authority to vote with respect to the proposals included on the Zilkha/Wyatt proxy card.

            If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by June 13, 2003, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned without direction given, the shares represented by this proxy will be voted FOR proposals 1, 2, 3, and 4 and against proposals 5, 6, 7, 8, 9, 10, and 11.

            If no proxy is returned to the Trustee, the Trustee will vote the shares represented by this proxy in its discretion.


            TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  The Board of Directors recommends a vote FOR
                            proposals 1, 2, 3 and 4.
--------------------------------------------------------------------------------

1. Election of Directors.

(01) John M. Bissell, (02) Juan Carlos Braniff,
(03) James L. Dunlap,  (04) Robert W. Goldman,
(05) Anthony W. Hall, Jr., (06) Ronald L. Kuehn, Jr.,
(07) J. Carleton MacNeil, Jr.,
(08) Thomas R. McDade, (09) J. Michael Talbert,
(10) Malcolm Wallop, (11) John L. Whitmire,
(12) Joe B. Wyatt.

FOR ALL NOMINEES LISTED        [ ]

WITHHOLD AUTHORITY TO VOTE FOR ALL
NOMINEES LISTED             [ ]


-----------------------------------------
[ ]  For all nominees except as noted above

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for fiscal year ending December 31, 2003.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to amend our Certificate of Incorporation to eliminate Article 12 containing a "fair price" provision.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. Proposal to amend our Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

--------------------------------------------------------------------------------
                The Board of Directors recommends a vote AGAINST
                       proposals 5, 6, 7, 8, 9, 10 and 11.
--------------------------------------------------------------------------------

5.    Zilkha proposal to amend By-laws to fix the number of directors at nine.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. Zilkha proposal to amend By-laws to delete advance notice provisions applicable to director nominations.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

7. Zilkha proposal to amend By-laws to repeal changes made after November 7, 2002.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

8.    Zilkha proposal for sequence for presentation of proposals.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

9.    Stockholder proposal regarding pay disparity report.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

10.   Stockholder proposal regarding indexed options for senior executives.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

11. Stockholder proposal regarding stockholder approval of any adoption of a poison pill.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.



Signature:                  Date:
           ---------------        --------------

Signature:                  Date:
           ---------------        --------------

                                                                WHITE PROXY CARD

                        CONFIDENTIAL VOTING INSTRUCTIONS

                              EL PASO CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 17, 2003

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


TO: THE MANAGEMENT BOARD OF THE COASTAL ARUBA THRIFT FOUNDATION,
    MANAGEMENT BOARD OF THE COASTAL ARUBA REFINING COMPANY, N.V. THRIFT PLAN


     The undersigned hereby directs the Management Board of the Coastal Aruba Thrift Foundation to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on May 2, 2003, the record date, at the Annual Meeting of Stockholders to be held at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010 on Tuesday, June 17, 2003 at 2:00 p.m. (local/Central time), and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting.

     Signing and dating this proxy card will have the effect of revoking any Zilkha/Wyatt proxy card you may have signed on an earlier date, and will constitute a revocation of all previously granted authority to vote with respect to the proposals included on the Zilkha/Wyatt proxy card.

     If this proxy is completed, dated, signed and returned in the accompanying envelope to the Management Board by June 13, 2003, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned to the Management Board without direction given, the shares represented by this proxy will be voted FOR proposals 1, 2, 3, and 4 and against proposals 5, 6, 7, 8, 9, 10, and 11.

     If no proxy is returned to the Management Board, the Management Board will vote the shares represented by this proxy in its discretion.

               TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  The Board of Directors recommends a vote FOR
                            proposals 1, 2, 3 and 4.
--------------------------------------------------------------------------------

1. Election of Directors.

(01) John M. Bissell, (02) Juan Carlos Braniff,
(03) James L. Dunlap,  (04) Robert W. Goldman,
(05) Anthony W. Hall, Jr., (06) Ronald L. Kuehn, Jr.,
(07) J. Carleton MacNeil, Jr.,
(08) Thomas R. McDade, (09) J. Michael Talbert,
(10) Malcolm Wallop, (11) John L. Whitmire,
(12) Joe B. Wyatt.

FOR ALL NOMINEES LISTED        [ ]

WITHHOLD AUTHORITY TO VOTE FOR ALL
NOMINEES LISTED             [ ]


-----------------------------------------
[ ]  For all nominees except as noted above

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for fiscal year ending December 31, 2003.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to amend our Certificate of Incorporation to eliminate Article 12 containing a "fair price" provision.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. Proposal to amend our Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

--------------------------------------------------------------------------------
                The Board of Directors recommends a vote AGAINST
                       proposals 5, 6, 7, 8, 9, 10 and 11.
--------------------------------------------------------------------------------

5.    Zilkha proposal to amend By-laws to fix the number of directors at nine.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. Zilkha proposal to amend By-laws to delete advance notice provisions applicable to director nominations.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

7. Zilkha proposal to amend By-laws to repeal changes made after November 7, 2002.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

8.    Zilkha proposal for sequence for presentation of proposals.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

9.    Stockholder proposal regarding pay disparity report.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

10.   Stockholder proposal regarding indexed options for senior executives.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

11. Stockholder proposal regarding stockholder approval of any adoption of a poison pill.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.



Signature:                  Date:
           ---------------        --------------

Signature:                  Date:
           ---------------        --------------

                                                                WHITE PROXY CARD

                        CONFIDENTIAL VOTING INSTRUCTIONS

                               EL PASO CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - June 17, 2003

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: DEUTSCHE BANK TRUST COMPANY AMERICAS, TRUSTEE UNDER THE COASTAL CORPORATION EMPLOYEES' STOCK OWNERSHIP PLAN

         The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on May 2, 2003, the record date, at the Annual Meeting of Stockholders to be held at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010 on Tuesday, June 17, 2003 at 2:00 p.m. (local/Central time) and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting.

         Signing and dating this proxy card will have the effect of revoking any Zilkha/Wyatt proxy card you may have signed on an earlier date, and will constitute a revocation of all previously granted authority to vote with respect to proposals included on the Zilkha/Wyatt proxy card.

         If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by June 13, 2003, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned to the Trustee without direction being given, this proxy will be voted FOR proposals 1, 2, 3, and 4 and against proposals 5, 6, 7, 8, 9, 10, and 11.

         If no proxy is returned to the Trustee, the Trustee will vote the shares represented by this proxy in its discretion.

               TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------

      The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.

--------------------------------------------------------------------------------

1. Election of Directors.

(01) John M. Bissell, (02) Juan Carlos Braniff,
(03) James L. Dunlap,  (04) Robert W. Goldman,
(05) Anthony W. Hall, Jr., (06) Ronald L. Kuehn, Jr.,
(07) J. Carleton MacNeil, Jr.,
(08) Thomas R. McDade, (09) J. Michael Talbert,
(10) Malcolm Wallop, (11) John L. Whitmire,
(12) Joe B. Wyatt.

FOR ALL NOMINEES LISTED        [ ]

WITHHOLD AUTHORITY TO VOTE FOR ALL
NOMINEES LISTED                [ ]

-------------------------------------------
[ ]   For all nominees except as noted above

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for fiscal year ending December 31, 2003.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. Proposal to amend our Certificate of Incorporation to eliminate Article 12 containing a "fair price" provision.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. Proposal to amend our Certificate of Incorporation to eliminate our Series A Junior Participating Preferred Stock.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

--------------------------------------------------------------------------------
                The Board of Directors recommends a vote AGAINST proposals 5, 6, 7, 8, 9, 10 and 11.
--------------------------------------------------------------------------------

5.    Zilkha proposal to amend By-laws to fix the number of directors at nine.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

6. Zilkha proposal to amend By-laws to delete advance notice provisions applicable to director nominations.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

7. Zilkha proposal to amend By-laws to repeal changes made after November 7, 2002.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

8.    Zilkha proposal for sequence for presentation of proposals.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

9.    Stockholder proposal regarding pay disparity report.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

10.   Stockholder proposal regarding indexed options for senior executives.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

11. Stockholder proposal regarding stockholder approval of any adoption of a poison pill.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.


Signature:                  Date:
           ---------------        --------------

Signature:                  Date:
           ---------------        --------------